UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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PARK
HOTELS & RESORTS

2026

ANNUAL MEETING NOTICE & PROXY STATEMENT

March 12, 2026

Dear Fellow Stockholder:
It is our pleasure to cordially invite you to attend the annual meeting of stockholders of Park Hotels & Resorts Inc. to be held on Friday, April 24, 2026 at 8:00 a.m., Eastern Time, at 1775 Tysons Blvd, Tysons, Virginia 22102.
In 2025, Park sharpened its focus on the iconic properties in the portfolio — the “Core hotels” — and was intentional in accelerating efforts to exit “Non-Core hotels” in order to realize the full value of our highest-quality hotels. Through 2025, we stuck to this clear plan, did the work and have made progress. Some of that progress has been tangible, while other developments helped lay the foundations for our continued execution of the corporate strategy. Looking ahead to fiscal year 2026 and beyond, our ambition is clear — to grow responsibly and to deliver strong, long-term returns for our stockholders.
Reshaping and Modernizing Our Core Portfolio
The Company disposed of two Non-Core hotels in 2025, through the sales of the Hyatt Centric Fisherman’s Wharf in
San Francisco and our 25% joint venture interest in the unconsolidated joint venture that owned and operated the Capital Hilton in
Washington D.C., for combined gross proceeds of $120 million. Furthermore, we surrendered three additional Non-Core hotels following the termination of the respective ground leases.  This momentum has continued into 2026 with the January sale of the
Hilton Checkers in Downtown Los Angeles for approximately $13 million. The divestiture of these six assets brings Park’s total number of sold or disposed assets since 2017 to 51 hotels for over $3 billion of combined gross proceeds. Building upon this success, Park is excited to continue this aggressive reshaping of our portfolio in order to enhance its overall quality and position
Park for accelerated growth over time.
2025 also saw the Company continue to focus on reinvesting in our Core portfolio. In recent years, Park has experienced incredibly strong returns on investment with its redevelopment projects. For example, the returns on our investment in the Bonnet
Creek complex in Orlando and the Casa Marina Key West, Curio Collection in Key West have exceeded expectations in their second year of operations following the completion of the respective renovations, delivering a combined cash yield of over 14%.
Following this blueprint of success, the Company launched its sixth major redevelopment project in seven years —  a transformative $108 million refurbishment and enhancement of the Royal Palm South Beach Miami, a Tribute Portfolio Resort,
which includes a full renovation of all 393 guestrooms at the oceanfront hotel, along with the addition of 11 new guestrooms.  We have also continued to make significant progress on enhancing the overall quality of our guests’ experiences throughout the Park portfolio by completing the second phase of guestroom renovations and room conversions at our Hawaii and New Orleans hotels.
Together, these projects reinforce our conviction that reinvesting in the Core portfolio remains the most strategic and prudent use of capital that will position Park for success in the future.
Our Board is Actively Engaged in our Strategy
As stewards of our Company, our Board of Directors (our “Board”) plays an essential role in steering our overall long-
term strategy. Our Board has significant experience in strategy, management and risk oversight and offers insights into the most important issues facing the Company. Throughout yet another year of uncertainty and challenges, our Board has continued to be an invaluable resource, offering their expertise and providing tireless guidance. I am grateful to each member for their availability and their counsel.
The Annual Meeting of Stockholders
At the annual meeting, you will be asked to (i) elect nine members to serve on our Board; (ii) approve, on an advisory
(non-binding) basis, the compensation of our named executive officers; (iii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and (iv) conduct such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting. The Notice of 2026
Annual Meeting of Stockholders and Proxy Statement accompanying this letter provides further information regarding these proposals.
Your vote is important. The Board appreciates your continued support and trust and, regardless of whether you plan to participate in the annual meeting, we hope that you will vote as soon as possible.
Sincerely,
Thomas J. Baltimore, Jr.
Chairman of the Board of Directors,
President and Chief Executive Officer

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Date and Time Friday, April 24, 2026 at 8:00 a.m. (Eastern Time)	Location 1775 Tysons Blvd. Tysons, VA 22102
Who Can Vote
Stockholders of record as of the close of business on
February 27, 2026 will be entitled to notice of and to vote at the 2026 annual meeting of stockholders and any
adjournment or postponement of the annual meeting

Proposals That Require Your Vote		Board Recommendation

1	Elect nine director nominees named in this Proxy Statement	FOR each nominee

2	Approve, on an advisory (non-binding) basis, the compensation of our named executive officers	FOR

3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026	FOR

Stockholders will also transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.
Your vote is important. Even if you plan to attend the annual meeting in person, we encourage you to submit your vote as soon as possible through one of the methods below to ensure your vote is recorded properly. Stockholders of record may vote without attending the annual meeting by one of the following methods:

Mail If you received printed proxy materials, mark, sign, date and return the enclosed Proxy Card or Voting Instruction Form in the postage-paid envelope	Telephone 1-800-690-6903	Internet https://www.proxyvote.com

These proxy materials are first being sent (or, as applicable, made available) to stockholders commencing on March 12, 2026.
If you want to attend the annual meeting in person, please follow the instructions on page 77 of this Proxy Statement.
BY ORDER OF THE BOARD OF DIRECTORS,

Nancy M. Vu Executive Vice President, General Counsel and Secretary March 12, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON APRIL 24, 2026. This Proxy Statement and our 2025 Annual Report are available free of charge at
www.proxyvote.com.

This Proxy Statement contains forward-looking statements regarding Park’s current expectations within the meaning of the applicable securities laws and regulations. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the Securities and
Exchange Commission (the “SEC”), including the Risk Factors section of Park’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2025. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

2026 PROXY STATEMENT	1
PARK
BUSINESS
HIGHLIGHTS
Park Hotels & Resorts Inc. (“Park,” the “Company,” “we”
or “our”) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”), comprised of a diverse
portfolio of iconic and market-leading hotels and resorts
with significant underlying real estate value. As of
February 27, 2026, our portfolio consisted of 34 premium-
branded hotels and resorts with approximately 23,000
rooms, located in prime city center and resort locations.
OUR STRATEGY
Since Park’s establishment as an independent, publicly-traded company in 2017 following the spin-off (referred to in this Proxy
Statement as the “Spin-off”) from Hilton Worldwide Holdings Inc. (“Hilton”), we have remained laser-focused on delivering superior, risk-adjusted returns to stockholders through active asset management and a disciplined external growth strategy, while maintaining a strong and flexible balance sheet. The key pillars of our corporate strategy are:

OPERATIONAL EXCELLENCE THROUGH ACTIVE ASSET MANAGEMENT
We collaborate with our third-party managers to improve property-level operating performance and profitability through our proactive asset management efforts. We continue to identify revenue-enhancement opportunities and drive cost efficiencies to maximize the operating performance, cash flow and value of each property.

PRUDENT CAPITAL ALLOCATION
We intend to leverage our scale, liquidity and transaction expertise to create value throughout all phases of the lodging cycle through opportunistic acquisitions, dispositions and/or corporate transactions, in addition to value enhancing return on investment projects, which we believe will enable us to further diversify our portfolio.

STRONG AND FLEXIBLE BALANCE SHEET
We intend to maintain a strong and flexible balance sheet that will enable us to navigate the various seasons of the lodging cycle. We expect to maintain sufficient liquidity across the lodging cycle and access to multiple types of financing, including corporate bonds and credit facilities.

OUR PORTFOLIO
*Park's portfolio as of February 27, 2026

WASHINGTON
1
MASSACHUSETTS
3
NEW YORK
1
NEW JERSEY
1
UTAH
1
COLORADO
2
ILLINOIS
3
CALIFORNIA
7
VIRGINIA
3
TEXAS
1
LOUISIANA
1
HAWAII
2
FLORIDA
7
PUERTO RICO
1

2	2026 PROXY STATEMENT
2025 BUSINESS HIGHLIGHTS
2025 was another productive year for Park.  The Company’s strategy has been deliberate and clearly concentrated on unlocking meaningful embedded value across the Core portfolio. This strategy is supported by the relative outperformance of the Core portfolio, with RevPAR growth from the Core portfolio (excluding Royal Palm South Beach Miami which was closed for renovation starting in May 2025) outperforming the Non-Core hotels by an average of 480 basis points in 2025.  Overall business performance highlights for the Company in 2025 include:

Reshaping the Park Portfolio	Reinvesting in the Portfolio	Strengthening our Balance Sheet	Returns to Stockholders

Exited 5 Non-Core hotels in
2025 for combined gross
proceeds of $120 million.
Between 2017 through 2025, in
an effort to reshape the
portfolio, Park has disposed of
or exited 50 hotels* for over $3
billion of combined gross
proceeds.
	During fiscal year 2025, Park invested nearly $300 million in capital improvements in its portfolio.	Well-positioned to continue executing on our strategic initiatives with approximately $2.0 billion of liquidity at the end of fiscal year 2025.	In fiscal year 2025, Park returned approximately $245 million to stockholders through $45 million in stock repurchases, as well as another $200 million in dividends.

*Includes our two Hilton San Francisco Hotels that were placed into receivership in October 2023 and sold by the court-appointed receiver in November 2025.
For more information on our 2025 results and other related financial measures, see our 2025 Annual Report, which can be found under the Financial Information tab of our website at www.pkhotelsandresorts.com/investors.

2026 PROXY STATEMENT	3
PARK
CORPORATE
RESPONSIBILITY
Park believes corporate responsibility is key to supporting
our Company’s guiding principles. With a geographically
diverse portfolio of hotels and resorts, it is vital for us to consider both our environmental and social impact and take
the necessary steps to manage our risks. We strive to
incorporate corporate responsibility in a sensible manner that aligns with our business goals, and we are committed to
advancing environmental stewardship, social impact, good
governance practices and responsible risk management.
OUR CORPORATE RESPONSIBILITY STRATEGY
Park’s corporate responsibility strategy has been formalized based on (i) a steadfast commitment to acting responsibly as a company and (ii) the identification of pertinent risks and opportunities to our business. Effectively managing these risks and opportunities helps Park achieve operational excellence and create long term value for our stakeholders.  We organize our corporate responsibility strategy into three main categories — Responsibility in Risk Mitigation, Responsibility in
Environmental Management and Responsibility in Social Commitment.
2025 COMPANY HIGHLIGHTS
For more information on Park’s corporate responsibility initiatives, see our 2025 Annual Corporate Responsibility Report,
which can be found under the Responsibility page of our website at www.pkhotelsandresorts.com/responsibility.

Newsweek – America's Greatest Companies 2025

LEED Certified Project
Tapa Tower,
Hilton Hawaiian Village

ISS ESG – Corporate ESG Performance Prime

Donated charitable contributions of **$257K** to **20** organizations

Newsweek – America's Most Responsible Companies 2025

Achieved slightly below "high" performance for 2025 Corporate Responsibility Scorecard with results published in 2026 Proxy Statement

Participated in sixth annual GRESB response, scoring in the top **17%** of all listed participating entities in the Americas

Volunteered approximately **630** hours by Park associates

Newsweek – America's Most Trustworthy Companies 2025; named to World's Most Trusthworthy Companies list 2025

Achieved an **86%** Associate Engagement Survey score in 2025; +13 points above the Professional Services Benchmark

ENERGY STAR
5 properties certified in 2025

PARK
HOTELS & RESORTS

4	2026 PROXY STATEMENT
CORPORATE RESPONSIBILITY OVERSIGHT AND DECISION-MAKING FRAMEWORK
Park has a robust corporate responsibility decision-making framework designed to engage all levels of the organization to execute Park’s corporate responsibility strategy. At the top of the decision-making framework, Park’s Board of
Directors’ (“Board”) oversees activities related to risk management, sustainability, corporate social responsibility and human capital matters.
The Nominating, Governance & Corporate Responsibility Committee (the “Governance Committee”) of the Board is
tasked with the oversight and review of the Company’s sustainability and corporate responsibility strategies, policies, practices, goals and other related matters. Park also has a formal, decision-making Corporate Responsibility Committee (the
“CR Committee”) which currently includes four members of our executive management team (our “Executive Committee”).
The CR Committee, which is subject to the oversight of the Governance Committee and reports to the Governance Committee on at least an annual basis, assists the Governance Committee in setting the Company’s corporate responsibility strategy.
While these matters are routinely discussed among Park’s Executive Committee leaders, the existence of a dedicated committee helps to streamline the decision-making framework and foster collaboration across the Company.
As set forth in the illustration below, the CR Committee also oversees our three, dedicated working subcommittees – the
Green Park Committee, the Park Cares Committee and the Belonging & Inclusion Committee. Each of these subcommittees is comprised of a cross-departmental team of associates and senior leaders, including at least one Executive
Committee leader. Each subcommittee focuses on certain areas within a pillar of our corporate responsibility strategy and provides both written and verbal updates to our CR Committee on a periodic basis, which in turn also reports matters to our
Chairman of the Board and Chief Executive Officer.

NOMINATING, GOVERNANCE & CORPORATE RESPONSIBILITY COMMITTEE
CR COMMITTEE
CEO
GREEN PARK COMMITTEE
PARK CARES COMMITTEE
BELONGING AND INCLUSION COMMITTEE

2026 PROXY STATEMENT	5
SOCIAL COMMITMENT
Park’s associates make up the fabric of our organization and are critical to ensuring the success of our Company. As our most valuable corporate assets, it is imperative that we provide a safe, supportive and inclusive working environment for all of our associates. Through the work of our Human Resources department and our Belonging & Inclusion Committee, we have developed and implemented programs that support these values, including our health and well-being program and our annual trainings. A summary of some of the benefits that Park provides to associates is shown below.
Furthermore, Park places high importance on cultivating a strong and positive relationship with the local communities where we work and own properties. We seek to engage with the community through volunteering as well as in-kind and cash donations as identified by the Park Cares Committee. In 2025, Park supported 20 organizations and/or programs through charitable contributions, sponsorships and scholarships. Past Park Cares Committee initiatives have included a partnership with Don Bosco Cristo Rey and volunteering and in-kind donations with N Street Village and the Salvation Army.

N STREET VILLAGE	DON BOSCO CRISTO REY HIGH SCHOOL CORPORATE WORK STUDY PROGRAM	SALVATION ARMY ANGEL TREE DRIVE

Park continues to partner with N Street
Village — a community organization that
empowers low-income women and women
experiencing homelessness by offering a
broad spectrum of services and advocacy
with dignity and respect.
Thirty Park associates participated in a
donation drive in April 2025, contributing
over 150  toiletry
and wellness items to the residents of N
Street Village.

To support the development of students from
underprivileged areas in the Washington,
D.C. community, Park has consistently
provided work-study opportunities for
students from Don Bosco Cristo Rey High
School. In 2025, our partnership with Don
Bosco Cristo Rey provided four students the
opportunity to participate in work-study
programs. This is the seventh year that Park
has sponsored students from Don Bosco
Cristo Rey.

In 2025, Park continued its long-standing
support of the Salvation Army’s annual
Angel Tree Program, which provides
children in need with holiday gifts. Park
associates embraced the opportunity to
sponsor 50 Angels during the holiday season.
Additionally, seven Park associates
volunteered to help organize the pickup event
with the Salvation Army. Throughout the
history of our partnership with the Salvation
Army Angel Tree Drive, Park associates
have sponsored nearly 400 children.

N STREET VILLAGE
For the health and safety of all, we ask that you skip the hugs, handshakes and air kisses. Consider the Village hospitality of a warm smile, wave, foot tap, or elbow bump.
Respect
HEALING

6	2026 PROXY STATEMENT
ENVIRONMENTAL STRATEGY, MANAGEMENT & PERFORMANCE
Our portfolio of hotels and resorts is located in diverse destinations across the United States. We value and prioritize the need to protect the environment in and around our properties and are committed to responsible environmental management at our properties. We seek to increase environmental efficiencies across our portfolio by integrating sustainable practices that lead to increased profitability and a reduced environmental footprint. Led by our Green Park Committee and corresponding Green
Park Program, our environmental strategy includes the following:
Park discloses its environmental data in its annual corporate responsibility report, which is available under the Responsibility tab of its website.  In addition, Park aligns our disclosures with globally recognized sustainability frameworks and standards, including the Global Real Estate Sustainability Benchmark (“GRESB”) Real Estate Assessment, Global Reporting Initiative
(“GRI”), the Sustainability Accounting Standards Board (“SASB”), the UN Sustainable Development Goals (“SDGs”), and the
Task Force on Climate-related Financial Disclosures (“TCFD”).  Recognizing the focused approach of Park’s environmental strategy, a sampling of the portfolio’s certifications and ratings from 2025 are summarized below.

CERTIFICATIONS AND RATINGS

LEED CERTIFICATIONS

2 LEED Certifications

ENERGY STAR CERTIFICATIONS

5 ENERGY STAR Certifications in 2025

ISO 50001 AND ISO 14001 CERTIFIED

28 properties (80% of portfolio) ISO 50001 (energy management system) and ISO 14001 (environmental management system) certified

GREEN KEY CERTIFICATIONS

4 Green Key Certifications

2026 PROXY STATEMENT	7
PROXY
STATEMENT
SUMMARY
This summary highlights information contained
elsewhere in this Proxy Statement, which is first
being distributed or made available on or about
March 12, 2026. This summary does not contain all
the information you should consider, so please
review the Company’s 2025 Annual Report and this
entire Proxy Statement before voting.
 ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Record Date
April 24, 2026 at 8:00 a.m. (Eastern Time)	February 27, 2026

Location	Number of Shares of Common Stock Outstanding and Eligible to Vote at the Meeting as of the Record Date
1775 Tysons Blvd., Tysons, Virginia 22102	201,256,607 shares of common stock
PROXY VOTING ROADMAP
The following table summarizes the items that will be brought to a vote of our stockholders at the 2026 annual meeting of stockholders, along with voting recommendations of our Board.

Proposal 1
Election of Directors
➣The Board, acting upon the recommendation of the Governance Committee, has nominated all nine of the directors currently serving on the Board for re-election.
➣Through their experience, skills and perspectives, which span various industries and organizations, these director nominees represent a Board that is diverse and possesses the appropriate collective qualifications, skills, knowledge and attributes to provide effective oversight of the Company’s business and quality advice and counsel to the Company’s management.
☑ The Board recommends a vote FOR each director nominee See page 13

Proposal 2
Advisory Vote on Compensation of our Named Executive Officers
(Say-on-Pay Vote)
➣We believe our compensation program provides the appropriate mix of fixed and at-risk compensation.
➣Both the executive short- and long-term incentive programs reward achievement of financial and operational goals, including relative TSR, and encourage individual performance that is in line with our long-term strategy, are aligned with stockholder interests and remain competitive with our industry peers.
☑ The Board recommends a vote FOR See page 36

Proposal 3
Ratification of the Appointment of Ernst & Young LLP
➣The Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
➣This appointment is being submitted to stockholders for ratification.
☑ The Board recommends a vote FOR See page 70

8	2026 PROXY STATEMENT
 DIRECTOR NOMINEE HIGHLIGHTS
Director Nominees and Committees

			Committee Memberships
Name	Independent	Director Since	AC	CC	GC	Other Public Company Boards
Thomas J. Baltimore, Jr. (Chairman)	--	2016				2
Patricia M. Bedient	✓	2017				2
Thomas D. Eckert	✓	2019				--
Geoffrey M. Garrett	✓	2017				--
Christie B. Kelly	✓	2016				3
Terri D. McClements	✓	2024				--
Thomas A. Natelli	✓	2019				--
Timothy J. Naughton	✓	2017				2
Stephen I. Sadove (Lead Independent Director)	✓	2017				2

AC	Audit Committee	CC	Compensation & Human Capital Committee

GC	Nominating, Governance & Corporate Responsibility Committee		Chair of the Committee
Snapshot of Director Nominees
Our director nominees each exhibit an effective mix of skills, experience, diversity and judgment.
Average Tenure: 7.8 Years
Average Age: 67.7

DIVERSITY

2 of 4 Board leadership roles are held by a woman
*Information in charts above calculated as of February 27, 2026.

2026 PROXY STATEMENT	9
Experience/Qualifications/Skills of Director Nominees

4 out of 9 Accounting/ Financial Expertise	9 out of 9 Accounting/ Financial Literacy	9 out of 9 Board of Directors Experience	9 out of 9 Business Operations Experience	9 out of 9 Executive Experience

8 out of 9 Financial/ Capital Markets Experience	3 out of 9 Lodging Industry Knowledge	9 out of 9 Management Experience	9 out of 9 Real Estate Experience	8 out of 9 Prior REIT Experience

	6 out of 9 Retail Experience	9 out of 9 Risk Management Experience	4 out of 9 Technology/ Cyber Systems Knowledge
CORPORATE GOVERNANCE
Park has a history of strong corporate governance. The Company is committed to sound governance practices designed to promote the long-term interests of stockholders and strengthen Board and management accountability. Our Board regularly evaluates our governance profile against best practices to identify areas for improvement. The Board also leverages our stockholder engagement to gather insights on key areas of stockholder interest and emerging trends to evaluate. Key elements of our corporate governance policies and practices include:

Our Practices and Policies

•Annual election of all directors with majority voting standard in uncontested elections and director resignation policy	•Robust annual Board and committee evaluation process	•One class of common stock, with each share carrying equal voting rights - a one share, one vote standard

•100% independent Board committees	•Active stockholder outreach and engagement, with feedback provided to the Board	•44% of our directors are either female (3 directors) or represent ethnic/racial diversity (1 director)

•25% threshold for stockholders to request a special meeting	•Regular executive sessions, where independent directors meet without management present	•Board approved Policy Regarding Diversity as a Consideration for Board Nominations, confirming the Board’s commitment to actively seeking out diverse candidates

•8 out of our 9 director nominees are independent	•Opted-out of Delaware’s anti-takeover protections	•Adopted proxy access right for director nominees

•Strong Lead Independent Director position, elected by the independent directors	•Stockholders holding 50% or more of our outstanding shares have right to amend our by-laws (no super- majority vote requirements)	•No stockholder rights plan (“Poison Pill”)

10	2026 PROXY STATEMENT

 CORPORATE GOVERNANCE HIGHLIGHTS
2025

Board Independence	Board & Committee Meetings in Fiscal Year 2025	Director Elections

Lead Independent Director with Expansive Duties Stephen I. Sadove	Audit Committee Meetings 4 Compensation & Human Capital Committee Meetings 5 Nominating, Governance & Corporate Responsibility Committee Meetings 2	Proxy Access for Director Nominations Ownership Threshold: 3% Holding Period: 3 Years Nominees: Greater of 2 or 20% of Board Group Formation: Up to 20 stockholders

Independent
Directors
8 of 9
Full Board
Meetings
8
including one meeting
focused significantly
on strategy
Frequency of
Board
Elections
Annual
Fully
Independent
Board
Committees
All
Regular
Executive Sessions
of Independent
Directors at Board
& Committee
Meetings
Voting
Standard for
Uncontested
Elections
Majority

Evaluating and Improving
Board Performance
Aligning Director and
Stockholder Interests

Board &
Committee
Evaluations
Annually
Meaningful
Director Stock
Ownership
Guidelines
Yes

2026 PROXY STATEMENT	11
 STOCKHOLDER ENGAGEMENT
Park believes that strong corporate governance involves year-round engagement with our stockholders. Throughout the year, our investor relations team regularly communicates with investors, prospective investors and investment analysts. Meetings include in-person, telephone and video conferences. These meetings often include participation by our Chief Executive Officer, Chief
Financial Officer and other members of our Executive Committee, and they are generally focused on Company performance, strategy and plans for future growth. Once investor feedback is collected, we share such feedback with our Board as part of our annual corporate governance cycle. For additional information about our corporate governance cycle, see the discussion under the caption “Corporate Governance Matters—Annual Stockholder Engagement Cycle.”
Outreach in Response to Say-On-Pay Vote
Additionally, every year, Park provides stockholders with the opportunity for an annual vote to approve its executive compensation program on an advisory basis. Following such advisory vote, we conduct stockholder outreach with our largest investors so as to better understand our stockholders’ views and address any concerns. Over the last few years, stockholders have recognized the Company's efforts and the substantial changes that were made to our executive compensation program in 2022 in response to stockholder feedback by voting on average 94% of the votes cast over the last three years to approve our advisory vote on executive compensation (including 95% of votes cast in 2025).
Say-On-Pay Vote Results
During the fourth quarter of 2025, we reached out to
stockholders representing approximately 49% of our
outstanding shares of common stock to invite them to
participate in our annual outreach. All such outreach
meetings were conducted by a cross-functional team that
94%
for
2023 - 2025
Average
included our General Counsel and other members of senior
leadership at the Company. Ultimately, as a result of our
management’s frequent communication with investors at
conferences and through earnings calls and in light of our
favorable say-on-pay results over the last few years, many
of our investors declined our invitation to speak.
We believe our engagement approach has resulted in
constructive feedback and input from stockholders and we
intend to continue these efforts in the future.

12	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS
2025 Target Pay Mix for Named Executive Officers
To align pay levels for named executive officers (“NEOs”) with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives.
CEO TARGET PAY MIX
Performance-Based and/or at Risk 88.5%
NEO AVERAGE TARGET PAY MIX
(EXCLUDING CEO)
Performance-Based and/or at Risk 75.8%

Long-Term Incentive (RSAs) 20.6%
Base Salary 24.2%
Short-Term Incentive (Cash) 24.2%
Long-Term Incentive (PSUs) 31.0%

Long-Term Incentive (RSAs) 23.9%
Base Salary 11.5%
Short-Term Incentive (Cash) 20.2%
Long-Term Incentive (PSUs) 44.4%

Annual Award Highlights
SHORT-TERM INCENTIVE

	Short-Term Incentive Target Bonus Components
Participant Level	Company Performance Objective	Individual Performance Objective

Chief Executive Officer	90%	10%
Executive Vice President	80%	20%
Senior Vice President	75%	25%
2025 Company
Performance Objective
achieved at
131.4%
2025 Actual STIP
Payout to NEOs as a
Percentage of Target
125% - 145%
LONG-TERM INCENTIVE
Restricted Stock Award (“RSA”)
Performance Stock Unit (“PSU”)
Granted in 2025
Awards Vest Ratably Over Three-Year
Period
Increases Retention
Three-Year Relative TSR vs. FTSE Nareit Lodging/
Resorts Index
Threshold
25th %ile
Target
50th %ile
High
80th %ile
2028
2027
2026
100%
weighting
25%
Payout
100%
Payout
200%
Payout
IF EARNED, CLIFF VEST AT THE END OF THE
PERFORMANCE PERIOD (SUBJECT TO TSR MODIFIER
FOR NEGATIVE TSR)

2026 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS
INTRODUCTION
Upon the recommendation of the Governance Committee, the Board has nominated the nine persons identified on the following pages for election at the 2026 annual meeting of stockholders. If elected, each nominee will hold office as a director from election until the next annual meeting of stockholders and until their successor has been duly elected and qualified or until their death, resignation or removal. All of the nominees are currently Park directors who were elected by stockholders at the 2025 annual meeting of stockholders.
Each of our nominees has agreed to be named in this Proxy Statement and to serve if elected. The Board anticipates that the nominees will serve, if elected, as directors. However, if any person nominated by the Board ceases to be a candidate for election by the time of the 2026 annual meeting of stockholders, the proxies will be voted for the election of such other person as the
Board may recommend.
VOTE REQUIRED
Under our by-laws, in an uncontested election, directors must be elected by a majority of the votes cast. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. There is no cumulative voting. Abstentions and broker non-votes, if any, are not counted as votes “FOR” or “AGAINST” and will have no effect on the result of this vote.
In addition, under our by-laws and Corporate Governance Guidelines, if a director nominee who is already serving as a director does not receive a majority of the votes cast, the director must tender his or her resignation to our Board and our Governance
Committee, or such other committee designated by the Board, may consider any relevant factors and make a recommendation to the Board on whether to accept or reject the resignation or take other action. The Board is required to take action with respect to this recommendation within 90 days following certification of the election results.
BOARD RECOMMENDATION
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH
OF THE DIRECTOR NOMINEES NAMED BELOW.

14	2026 PROXY STATEMENT
 DIRECTOR NOMINEES
Our Governance Committee and our Board have determined that the director nominees possess a diverse and balanced mix of attributes, viewpoints and experiences to effectively oversee Park’s long-term business strategy.

Director Nominee Gender & Ethnic/Racial Diversity	Director Nominee Independence	Board Committees Chaired by Women	Director Nominees with Prior Public Company CEO/CFO Experience	Director Nominees with Prior REIT Experience
44%	89%	67%	67%	89%

Biographical information about each director nominee, as well as highlights of certain notable qualifications, experience, skills and attributes that contributed to the director nominee’s selection for election at our 2026 annual meeting of stockholders, are included on the following pages. Highlights of the diverse experience and qualifications of each director nominee is also provided below under “Summary of Director Nominees’ Skills and Experience.”

Thomas J. Baltimore, Jr. Chairman of the Board, President and Chief Executive Officer of Park Hotels & Resorts Inc.

Director since: 2016 Age: 62 Other Current Public Company Boards: ➣American Express Company ➣Comcast Corporation
Professional Experience
Mr. Baltimore joined the Company in May 2016 and has served as our President and Chief Executive Officer and as a director and the Chairman of the Board since December 2016. Prior to joining the Company, Mr. Baltimore served most recently as the President and Chief Executive Officer of RLJ Lodging Trust (NYSE: RLJ) (“RLJ”), a lodging REIT, and as a member of its board of trustees from RLJ’s formation on January 31, 2011 until May 11, 2016.  Prior to that, Mr.
Baltimore co-founded RLJ Development and served as its president from 2000 to 2011. During this time period, RLJ
Development and affiliates raised and invested more than $2.2 billion in equity. Previously, Mr. Baltimore served as vice president of gaming acquisitions of Hilton Hotels Corporation from 1997 until 1998 and later as vice president of development and finance from 1999 until 2000. He also served in various management positions with Marriott
Corporation and Host Marriott Services Corporation, including vice president of business development. Mr. Baltimore currently serves on the board of directors of American Express Company (NYSE: AXP) and Comcast Corporation
(Nasdaq: CMCSA). Previously, Mr. Baltimore served on the board of directors of Prudential Financial, Inc. (NYSE:
PRU) until March 2023, the board of directors of AutoNation, Inc. (NYSE: AN) until January 2021, the board of directors of Duke Realty Corporation (NYSE: DRE) until April 2017, the board of trustees of RLJ until May 2016 and the board of directors of Integra Life Sciences Company (NASDAQ: IART) until August 2012. Mr. Baltimore is a past chair (2018) of the National Association of Real Estate Investment Trusts’ (“Nareit”) Executive Board. Mr. Baltimore
received his Bachelor of Science degree from the McIntire School of Commerce, University of Virginia and his Master
of Business Administration degree from the Colgate Darden School of Business, University of Virginia.
Key Qualifications and Experience
Mr. Baltimore’s knowledge of and extensive experience in various senior leadership roles in the lodging real estate industry provides the Board valuable industry-specific knowledge and expertise. In addition, Mr.
Baltimore’s role as our President and Chief Executive Officer brings management perspective to Board deliberations and provides beneficial information about the status of our day-to-day operations.

2026 PROXY STATEMENT	15

Patricia M. Bedient Former Executive Vice President and Chief Financial Officer of Weyerhaeuser Company

INDEPENDENT Director since: 2017 Committees: Governance (Chair); Audit Age: 72 Other Current Public Company Boards: ➣Alaska Air Group, Inc. ➣Suncor Energy Inc.
Professional Experience
Ms. Bedient has served as a director on the Board since January 2017. Ms. Bedient most recently served as Executive
Vice President for Weyerhaeuser Company (NYSE: WY), one of the world’s largest integrated forest products companies, from 2007 until her retirement in July 2016. Ms. Bedient also served Weyerhaeuser as Chief Financial
Officer from 2007 until February 2016. Prior to that, Ms. Bedient served as Senior Vice President, Finance and
Strategic Planning of Weyerhaeuser from 2006 until 2007 and as Vice President, Strategic Planning from 2003, when
Ms. Bedient joined Weyerhaeuser, until 2006. A certified public accountant (“CPA”) since 1978, Ms. Bedient served as managing partner of the Seattle office of Arthur Andersen LLP prior to joining Weyerhaeuser. Ms. Bedient also worked at Arthur Andersen’s Portland and Boise offices as a partner and as a CPA during her 27-year career with that firm. Ms.
Bedient currently serves on the board of directors of Alaska Air Group, Inc. (NYSE: ALK), where she serves as the
Non-executive Board Chair, and Suncor Energy Inc. (NYSE: SU), where she serves as the Chair of the Audit
Committee and also serves on the Governance/Nominating Committee. Ms. Bedient received her Bachelor of Science degree in Business Administration with concentrations in Finance and Accounting from Oregon State University. She is a member of the American Institute of CPAs. Ms. Bedient holds certificates in cyber-risk oversight, as well as artificial intelligence oversight for directors from the National Association of Corporate Directors. She was recently chosen as the 2025 Public Company Director of the Year by the National Association of Corporate Directors.
Key Qualifications and Experience
Ms. Bedient brings to the Board her extensive financial,  management and cyber-risk oversight experience, including service as a REIT chief financial officer. In addition, Ms. Bedient brings to the Board her public company directorship experience.

Thomas D. Eckert Former Chairman of the Board, Chief Executive Officer and President of Capital Automotive Real Estate Services, Inc.

INDEPENDENT Director since: 2019 Committees: Audit; Compensation (Chair) Age: 78 Other Current Public Company Boards: None
Professional Experience
Mr. Eckert has served as a director on the Board since September 2019. Mr. Eckert previously served at Capital
Automotive Real Estate Services, Inc., a privately owned real estate company that owns and manages net-leased real estate for automotive retailers, as President and Chief Executive Officer from 2005 until 2011 and as Chairman of the board of directors from 2011 until 2014. Prior to that, Mr. Eckert served as President, Chief Executive Officer and a trustee of Capital Automotive REIT (Nasdaq: CARS) from its founding in 1997 until it was taken private in 2005. Prior to his tenure at Capital Automotive, Mr. Eckert served at Pulte Home Corporation, a U.S. homebuilder company, from
1983 until 1997. Prior to working at Pulte, Mr. Eckert spent over seven years with the public accounting firm of Arthur
Andersen LLP. Since December 2024, Mr. Eckert has served on the board of trustees of BIGI REIT, a private industrial income trust and affiliate of Bridge Investment Group Holdings Inc. (NYSE: BRDG), an alternative investment manager. In addition, Mr. Eckert formerly served on the board of directors of NVR, Inc. (NYSE: NVR) from 2011 until
2025; on the board of trustees of Chesapeake Lodging Trust (“Chesapeake”) (NYSE: CHSP) from 2010 until Park’s acquisition of Chesapeake in 2019; on the board of directors of Dupont-Fabros Technologies, Inc. (NYSE: DFT) from
2007 until 2017; as the Chairman on the board of directors of The Munder Funds, a $10 billion mutual fund group, from
2006 until 2014; on the board of trustees of The Victory Funds, a $20 billion mutual fund group, from 2014 until 2015;
and on the board of trustees of Gramercy Property Trust from 2015 until 2018. Additionally, Mr. Eckert is currently an
Emeritus Trustee of The College Foundation at the University of Virginia. Mr. Eckert received a Bachelor degree in
Business Administration from the University of Michigan.
Key Qualifications and Experience
Mr. Eckert brings to the Board his extensive financial and leadership experience, including service as a chief executive officer of a publicly-traded REIT. In addition, Mr. Eckert brings to the Board his public company directorship experience.

16	2026 PROXY STATEMENT

Geoffrey M. Garrett Dean of Marshall School of Business of the University of Southern California

INDEPENDENT Director since: 2017 Committee: Audit; Compensation Age: 67 Other Current Public Company Boards: None
Professional Experience
Mr. Garrett has served as a director of the Board since June 2017. Mr. Garrett currently serves as dean of the University of Southern California’s Marshall School of Business (“Marshall”). Prior to his appointment as dean of Marshall in July
2020, Mr. Garrett served as the dean of the Wharton School of Business at the University of Pennsylvania from 2014 to
2020, the dean of the business school at University of New South Wales in Australia from January 2013 until June 2014 and the dean of the business school at the University of Sydney, Australia from January 2013 until December 2013.
From 2008 until 2012, Mr. Garrett served as the Founding Chief Executive Officer and a Professor of Political Science
at the United States Studies Centre in Sydney, Australia. Prior to that, Mr. Garrett served as President of the Pacific
Council of International Policy in Los Angeles from 2005 until 2009 and the dean of the UCLA International Institute from 2001 until 2005. Mr. Garrett previously served as a professor at Oxford University, Stanford University, Yale
University and as a member of the faculty in the Management Department at Wharton. Mr. Garrett received a Bachelor of Arts degree with Honors from the Australian National University and a Master of Arts and Doctor of Philosophy
degrees from Duke University where he was a Fulbright Scholar.
Key Qualifications and Experience
Mr. Garrett brings to the Board his extensive leadership and management experience, as well as a diverse perspective gained from serving as the dean of one of the most prominent business schools in the United States.

Christie B. Kelly Former Executive Vice President, Chief Financial Officer and Treasurer of Realty Income Corporation

INDEPENDENT Director since: 2016 Committees: Audit (Chair); Compensation Age: 64 Other Current Public Company Boards: ➣Iron Mountain Incorporated ➣Kite Realty Group Trust ➣Legence Corp.
Professional Experience
Ms. Kelly has served as a director on the Board since December 2016. Ms. Kelly most recently served as the Executive
Vice President, Chief Financial Officer and Treasurer of Realty Income Corporation (NYSE: O), a REIT focused on investing in free-standing, single-tenant commercial properties that are subject to triple-net leases, from January 2021 until December 2023. Prior to her appointment as Chief Financial Officer of Realty Income in January 2021, Ms. Kelly
served as Executive Vice President and Chief Financial Officer of Jones Lang LaSalle Incorporated (NYSE: JLL)
(“JLL”), a publicly traded financial and professional services firm specializing in real estate, from July 2013 until
September 2018. Prior to her tenure at JLL, Ms. Kelly served as Executive Vice President and Chief Financial Officer
of Duke Realty Corporation (NYSE: DRE) (“Duke”) from 2009 until June 2013. From 2007 until she joined Duke in
2009, Ms. Kelly served as Senior Vice President, Global Real Estate at Lehman Brothers, where she led real estate equity syndication in the United States and Canada. Prior to that, Ms. Kelly served at General Electric Company
(NYSE: GE) from 1983 to 2007 in numerous finance and operational financial management positions in the United
States, Europe and Asia that included responsibility for mergers and acquisitions, process improvements, internal audit and enterprise risk management. Ms. Kelly currently serves on the board of directors of Kite Realty Group Trust
(NYSE: KRG), Iron Mountain Incorporated (NYSE: IRM) and Legence Corp. (NASDAQ GS: LGN), where she serves as the chair of the Audit Committee.  Additionally, Ms. Kelly serves on the board of directors of Gilbane, Inc., a private global development company. Ms. Kelly served on the board of directors of Realty Income Corporation from
November 2019 until January 2021. Ms. Kelly received her Bachelor of Arts degree in Economics from Bucknell
University. She has been recognized as one of the Women of Influence by the Indianapolis Business Journal.
Key Qualifications and Experience
Ms. Kelly brings to the Board financial and industry-specific expertise, including as chief financial officer of a
REIT, as well as her public company directorship experience. Additionally, the Board values Ms. Kelly’s extensive network in the REIT-industry. The Board believes that the combination of Ms. Kelly’s experience, network and dedication, which she has consistently demonstrated by, among other things, her exemplary engagement and attendance at Board meetings since joining the Board, is a valuable asset to our Company.

2026 PROXY STATEMENT	17

Terri D. McClements Former Partner at PricewaterhouseCoopers

INDEPENDENT Director since: 2024 Committees: Audit; Governance Age: 63 Other Current Public Company Boards: None
Professional Experience
Ms. McClements has served as a director on the Board since January 2024. Ms. McClements most recently served as a partner in the Washington, D.C. office at PricewaterhouseCoopers (“PwC”), a multinational professional service firm that is considered one of the “Big Four” accounting firms, from 1997 until her retirement in June 2023. While at PwC,
Ms. McClements served as an advisor to Fortune 100 and 500 multinational companies and their boards of directors on organizational change, digital/cloud transformations, human capital, financial/accounting and securities reporting matters and was appointed to manage PwC’s project management office responses to both the Ukraine and COVID-19 crises. Ms. McClements was also charged with managing the firm’s partner candidate leadership development experience from 2020 until June 2023. Between 2017 and 2020, Ms. McClements was the Mid-Atlantic Market
Managing Partner for PwC, overseeing over 6,000 professionals across all lines of service for the mid-Atlantic region of the country. Ms. McClements currently serves as the chair of the board of directors of the American Cancer Society and on the board of directors of Inova Health System. Ms. McClements received her Bachelor of Science degree in
Accounting from California University of Pennsylvania. She has been recognized as one of the 100 Most Powerful
Women in Washington by the Washingtonian Magazine (2017, 2019 and 2021), as one of the 50 Most Influential
Virginians by Virginia Business (2018-2021) and was inducted into the Washington Business Hall of Fame in
December of 2023.
Key Qualifications and Experience
Ms. McClements brings to the Board her record of achievement during a 38 year career that provided her with extensive financial and management experience, including service as a Senior Partner and Mid-Atlantic Market
Managing Partner at a large multinational professional service firm. In addition, Ms. McClements brings to the
Board her human capital and DE&I management experience.

Thomas A. Natelli President and Chief Executive Officer of Natelli Communities

INDEPENDENT Director since: 2019 Committees: Audit; Governance Age: 65 Other Current Public Company Boards: None
Professional Experience
Mr. Natelli has served as a director on the Board since September 2019. Mr. Natelli has served as President and Chief
Executive Officer of Natelli Communities, a privately held real estate investment and development company, since
1987.  Mr. Natelli is the past chairman and has served on the board of the School of Engineering at Duke University since 2006. He has served on the President’s Council of Catholic Charities of Washington DC since 2014. Previously,
Mr. Natelli served on the board of directors of Quantum Loophole, Inc., a privately held developer of data center campuses, from 2021 until 2024; on the board of directors of Chesapeake Lodging Trust (NYSE: CHSP) from 2010 until Park’s acquisition of Chesapeake in 2019; on the board of directors of Highland Hospitality Corporation (NYSE:
HIH) from 2003 until 2007; on the board of trustees of Suburban Hospital Healthcare System from 1993 until 2006; and
on the board of directors of FBR National Bank and Trust, a wholly-owned affiliate of Friedman, Billings, Ramsey
Group, Inc. (NYSE: FBR) from 2001 until 2005. Mr. Natelli served as President of the Board of the Montgomery
County Chamber of Commerce in 1993, and played a central role in creating the Montgomery Housing Partnership in
1989, a non-profit organization created to preserve and expand the supply of affordable housing in Montgomery
County, Maryland. Mr. Natelli received his Bachelor of Science degree in Mechanical Engineering from Duke
University in 1982.
Key Qualifications and Experience
Mr. Natelli brings to the Board industry-specific experience in the real estate sector, as well as his public company directorship experience.

18	2026 PROXY STATEMENT

Timothy J. Naughton Non-Executive Chairman of the Board and Former Chief Executive Officer of AvalonBay

INDEPENDENT Director since: 2017 Committees: Compensation; Governance Age: 64 Other Current Public Company Boards: ➣AvalonBay Communities, Inc. ➣BXP, Inc.
Professional Experience
Mr. Naughton has served as a director on the Board since January 2017. Mr. Naughton currently serves as the Non-
Executive Chairman of the Board of Directors of AvalonBay Communities, Inc. (NYSE: AVB) (“AvalonBay”), a
REIT focused on multifamily communities. Joining AvalonBay’s predecessor entity in 1989, Mr. Naughton has served as Executive Chairman or Chairman of the board of directors for AvalonBay since May 2013, and served as
Chief Executive Officer from January 2012 until January 2022, as President from February 2005 until February
2021, as Chief Operating Officer from 2001 until 2005, as Senior Vice President, Chief Investment Officer from
2000 until 2001 and as Senior Vice President and Vice President, Development and Acquisitions from 1993 until
2000. Since May 2024, Mr. Naughton has served on the board of directors of BXP, Inc. (NYSE: BXP), the largest publicly traded developer, owner and manager of premier workplaces in the United States. Mr. Naughton served on the board of directors of Welltower Inc. (NYSE: WELL) from 2013 until 2019, previously served on the executive board of Nareit, is a member of The Real Estate Round Table, is a member and past Chairman of the Multifamily
Council of the Urban Land Institute and is a member of the Real Estate Forum. Mr. Naughton received his Master of
Business Administration from Harvard Business School and received his Bachelor of Arts degree in Economics with
High Distinction from the University of Virginia, where he was elected to Phi Beta Kappa.
Key Qualifications and Experience
Mr. Naughton brings to the Board industry-specific experience in the real estate sector, including as chief executive officer of a REIT, as well as his extensive public company directorship experience.

Stephen I. Sadove Founding Partner of JW Levin Management Partners LLC and Former Chairman of the Board and Chief Executive Officer of Saks Inc.

INDEPENDENT Director since: 2017 Committees: Compensation; Governance Age: 74 Other Current Public Company Boards: ➣Aramark ➣Movado Group, Inc.
Professional Experience
Mr. Sadove has served as a director on the Board since January 2017 and as the Board’s lead independent director since
April 2022. Mr. Sadove has served as a founding partner of JW Levin Management Partners LLC, a private management and investment firm, since 2015. Mr. Sadove has also served as principal of Stephen Sadove and
Associates, which provides consulting services to the retail industry, since 2014. From 2007 until 2013, Mr. Sadove served as Chairman and Chief Executive Officer of Saks Incorporated (“Saks”), an owner and operator of high-end department stores in the United States. Prior to that, Mr. Sadove served Saks as Vice Chairman from January 2002 until
March 2004, as Chief Operating Officer from March 2004 until January 2006 and was named Chief Executive Officer in 2006. Prior to his tenure with Saks, Mr. Sadove served Bristol-Myers Squibb Company (NYSE: BMY) from 1991 until 2001, as President, Clairol from 1991 until 1996, as President, Worldwide Beauty Care from 1996 until 1997, as
President, Worldwide Beauty Care and Nutritionals from 1997 until 1998 and as Senior Vice President of Bristol-Myers
Squibb and President, Worldwide Beauty Care from 1997 until 2001. Mr. Sadove currently serves on the board of directors of Aramark (NYSE: ARMK), where he is also Non-Executive Chairman of the Board; Movado Group, Inc.
(NYSE: MOV); Waterloo Sparkling Water, a privately-held sparkling water producer, where he serves as Non-
Executive Chairman of the Board; and Belk Department Stores., a privately-held department store company, where he serves as Chairman. Mr. Sadove served on the board of directors of J.C. Penney Company, Inc. (NYSE: JCP) until May
2016, Ruby Tuesday, Inc. (NYSE: RT) until December 2017 and Colgate-Palmolive Company (NYSE: CL), until May
2024. Mr. Sadove received his Master of Business Administration degree with Distinction from Harvard Business
School and received his Bachelor’s degree in Government from Hamilton College. He currently is a life trustee of
Hamilton College.
Key Qualifications and Experience
Mr. Sadove brings to the Board extensive operations and management experience, including as chief executive officer of a large, national retailer, as well as his extensive public company directorship experience.

2026 PROXY STATEMENT	19
SUMMARY OF DIRECTOR NOMINEES’ SKILLS AND EXPERIENCE

	Baltimore, Thomas J., Jr.	Bedient, Patricia M.	Eckert, Thomas D.	Garrett, Geoffrey M.	Kelly, Christie B.	McClements, Terri D.	Natelli, Thomas A.	Naughton, Timothy J.	Sadove, Stephen I.
SKILLS AND EXPERIENCE
ACCOUNTING / FINANCIAL EXPERTISE enables an in-depth understanding of our financial reporting and internal controls, ensuring transparency and accuracy		•	•		•	•
ACCOUNTING / FINANCIAL LITERACY enables a general understanding of our financial reporting and internal controls, ensuring transparency and accuracy	•	•	•	•	•	•	•	•	•
BOARD OF DIRECTORS experience in serving on public sector, private sector or non-profit boards	•	•	•	•	•	•	•	•	•
BUSINESS OPERATIONS experience provides directors with a practical understanding of developing, implementing and evaluating our operating plans and strategies	•	•	•	•	•	•	•	•	•
EXECUTIVE experience in leadership role as a company executive officer or head of a government or academic organization	•	•	•	•	•	•	•	•	•
FINANCIAL / CAPITAL MARKETS experience is important to raising the capital needed to fund our business	•	•	•		•	•	•	•	•
LODGING knowledge of the lodging industry and the issues facing hotels, brands and owners	•		•				•
MANAGEMENT experience provides directors a practical understanding of developing, implementing and assessing our operating plan and business strategy	•	•	•	•	•	•	•	•	•
REAL ESTATE experience is important to understanding the business and strategy of a real estate company	•	•	•	•	•	•	•	•	•
REITS prior knowledge of the issues facing real estate investment trusts including taxation and public markets	•	•	•		•	•	•	•	•
RETAIL experience is important in understanding hospitality as a retail platform and also the retail that exists in many hotels within the Company’s portfolio	•		•		•		•	•	•
RISK MANAGEMENT experience is critical to the Board’s role in overseeing the risks facing the Company	•	•	•	•	•	•	•	•	•
TECHNOLOGY / CYBER SYSTEMS relevant to the Company as it looks to enhance internal operations and assess cyber issues		•			•	•			•
DEMOGRAPHICS
RACIAL / ETHNICITY
AFRICAN AMERICAN / BLACK	•
WHITE / CAUCASIAN		•	•	•	•	•	•	•	•
GENDER
FEMALE		•			•	•
MALE	•		•	•			•	•	•
INDEPENDENCE
INDEPENDENT DIRECTOR		•	•	•	•	•	•	•	•

20	2026 PROXY STATEMENT
CORPORATE
GOVERNANCE MATTERS

INTRODUCTION
Our Board is responsible for providing governance and oversight over the strategy, operations and management of Park. The primary mission of the Board is to represent and protect the interests of our stockholders and other stakeholders. The Board oversees our senior management, to whom it has delegated the authority to manage the day-to-day operations of the Company.
We believe good governance strengthens the Board and management’s accountability. The following sections provide an overview of our corporate governance structure, including corporate governance highlights, stockholder outreach cycle, director independence, Board leadership structure and the responsibilities of the Board and each of its committees.

CORPORATE GOVERNANCE HIGHLIGHTS

Annual election of directors	All of our directors are elected annually.

Majority voting/director resignation policy
Each director nominee must be elected by a majority of the votes cast in uncontested elections. This majority voting standard complements our policy that requires any director nominee in an uncontested election who fails to receive a majority of the votes cast to promptly tender his or her resignation to the Board for the
Board’s consideration.

Independent Board	All of our directors are independent except for our Chief Executive Officer.

100% independent Board committees
Each of our three Board committees consists solely of independent directors. Each standing committee operates under a written charter, that has been approved by the Board and which is reviewed annually.

Strong Lead Independent Director, elected by the independent directors	We have a Lead Independent Director of the Board who has comprehensive duties, including leading regular executive sessions of the Board.

Annual Board and committee evaluation process	The Governance Committee conducts an anonymous survey of the Board and its committees each year.

“Opted out” of certain Delaware anti-takeover protections	We have expressly elected that the Company not be governed by the anti-takeover protections provided by Section 203 of the Delaware General Corporation Law.

Director selection process
Our Board has a rigorous director selection process resulting in a diverse Board in terms of gender, experience, perspectives, skills and tenure. Additionally, our Board has approved a Policy Regarding Diversity as a
Consideration for Board Nominations demonstrating its commitment to actively seeking out diverse candidates.

Authority to call special meetings	Stockholders holding 25% or more of our outstanding share capital have the right to convene a special meeting.

No stockholder rights plan (“Poison Pill”)	The Company does not have a poison pill.

Proxy access right	Eligible stockholders can (subject to certain requirements) include their own qualified director nominees in our proxy materials.

Active stockholder engagement	We regularly engage with our stockholders to better understand their perspectives and provide received feedback to the Board.

Authority to amend by-laws	Stockholders consisting of at least a majority of the outstanding share capital are entitled to amend the Company’s by-laws.

Clawback policy
We maintain a clawback policy applicable to our senior leaders, which provides for the mandatory recoupment of annual and/or long-term incentive compensation under specified circumstances as further described under
“Compensation Discussion and Analysis—Other Compensation Program Elements.”

Director and executive officer equity ownership requirements
Each Park officer is required to hold Park equity with a value equal to six times his compensation for our
Chief Executive Officer and three times his/her compensation for Executive Committee members by the fifth anniversary of becoming subject to such policy. Each director is required to hold Park equity having a fair market value equal to five times the value of his or her annual cash retainer within five years of joining the
Board.

Prohibition on hedging or pledging of company stock	Our directors and executive officers are prohibited from entering into hedging and pledging transactions.

2026 PROXY STATEMENT	21
ANNUAL STOCKHOLDER ENGAGEMENT CYCLE
Each year, we strive to proactively engage with our stockholders in transparent and meaningful ways. Throughout the year, our investor relations team regularly communicates with investors, prospective investors and investment analysts. Meetings include in-person, telephone and video conferences. These meetings often include participation by our Chief Executive Officer, Chief
Financial Officer and other members of our Executive Committee. Additionally, we engage in substantive year-round public communications, including our quarterly earnings calls. Furthermore, as reflected in our Corporate Governance Guidelines, our
Lead Independent Director is available for consultation and direct communication with stockholders. During 2025, we engaged with stockholders on the following topics:
•Our financial performance and market positioning in
2025
•Our response in navigating macro-economic events
and concerns
•Our corporate responsibility programs and initiatives,
including emergency response readiness
•Our leadership team and succession planning
•Board oversight, including related to human capital
and cybersecurity matters
•Our growth strategy
•Our executive compensation program
•Our climate-related risks and opportunities
•Board governance, including our Board leadership
structure
The feedback received from our stockholder outreach efforts is communicated to and considered by the Board, and our engagement activities have produced valuable insights that help inform our decisions and our strategy, when appropriate.
Year-Round Stockholder Engagement

2025 Stockholder Outreach
We reached out to
stockholders holding
~ 49%
of our outstanding
shares, including 10 of
our top 15 stockholders.
        SPRING
We distribute the Annual
Report and Proxy Statement
to stockholders and hold
our annual meeting. We
reach out to stockholders to
discuss items up for a
vote as needed.
    SUMMER
We review our annual
meeting results and proxy
season developments and
feedback with our Governance
Committee. We evaluate
corporate governance best
practices and trends.
        WINTER
Feedback from stockholder
discussions helps to shape the
Board’s view on governance
and compensation practices.
As appropriate, actions are
taken in response to
such feedback.
    FALL/WINTER
We conduct our most extensive
stockholder outreach. Topics are
determined in part based on
stockholder interests and
trending issues. We
distribute our Corporate
Responsibility Report.
Stockholder outreach
began in November and
December of 2025 and
each meeting included
members of our
Executive Committee.

22	2026 PROXY STATEMENT
BOARD LEADERSHIP STRUCTURE
Park believes that independent board oversight is an essential component of strong corporate performance. We also believe that the decision as to whether the positions of Chairman and Chief Executive Officer should be combined or separated, and whether an executive or an independent director should serve as the Chairman should be based upon the circumstances facing the
Company. Maintaining flexibility on this policy allows the Board to choose the leadership structure that will best serve the interests of the Company and its stockholders at any particular time.
The Right Structure for Right Now
The Board continues to believe that its current leadership
CHAIRMAN &
CEO
INDEPENDENT
COMMITTEE
CHAIRS
structure, which has a combined role of Chairman and Chief
Executive Officer, counterbalanced by a strong independent
Board led by an experienced and empowered Lead Independent
LEAD
INDEPENDENT
DIRECTOR
Director and independent directors chairing each of the Board
Committees, provides the optimal balance between independent oversight of management and unified leadership. In the Board’s view, this structure allows Mr. Baltimore, as Chairman and
Chief Executive Officer, to drive strategy at the Board level, while maintaining responsibility for executing on that strategy as Chief Executive Officer. At the same time, our Lead
Independent Director works with Mr. Baltimore to set the
agenda for the Board and also exercises additional oversight on behalf of the independent directors.
The Board expects to continue to periodically review the
CONSIDERATIONS IN SELECTING
A LEAD DIRECTOR
appropriateness of this structure and consider feedback from our ongoing stockholder engagements to determine the structure
that is in the best interests of the Company and its stockholders.
If in the future, the Board, after considering relevant facts and
In selecting our Lead Independent Director, the
independent directors consider the tenures and capabilities
of each independent director, along with a potential
candidate’s willingness and ability to serve as Lead
Independent Director, understanding that the position
entails significant responsibility and a significant time
commitment.
circumstances at that time, appoints an independent Chairman, we will promptly publicly disclose the appointment.
How We Select the Lead Independent Director
Our Corporate Governance Guidelines require the independent
directors to elect a Lead Independent Director on an annual
basis. In April 2025, Mr. Sadove, an independent, non-
employee board member, was elected by the independent
directors of the Board to serve as Lead Independent Director.

LEAD INDEPENDENT DIRECTOR’S ROLE

BOARD LEADERSHIP. Provides leadership to the Board in any situation where the Chairman’s role may be perceived to be in conflict	LEADERSHIP OF INDEPENDENT DIRECTOR MEETINGS. Presides at all independent director meetings at which the Chairman is not present, including executive sessions of the independent directors

BOARD AGENDA, SCHEDULE & INFORMATION. Approves the agenda (with the ability to add agenda items), schedule and information sent to directors and calls additional meetings as needed	CHAIRMAN / DIRECTOR LIAISON. Regularly meets with the Chairman and serves as liaison between the Chairman and the independent directors (although every director has direct access to the Chairman)

STOCKHOLDER COMMUNICATIONS. Makes himself/herself available, if requested, by stockholders for consultation and direct communication

2026 PROXY STATEMENT	23
DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS
Under our Corporate Governance Guidelines, a director is not independent unless in the Board’s judgment, he or she does not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent in accordance with the rules of the New York Stock Exchange (“NYSE”).  In addition, the director must meet the bright-line tests for independence set forth by the NYSE rules.
Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually.
In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether that relationship is material.
As a result of its review process, the Board has affirmatively determined that each of Ms. Bedient, Mr. Eckert, Mr. Garrett, Ms.
Kelly, Ms. McClements, Mr. Natelli, Mr. Naughton and Mr. Sadove is independent under the guidelines for director independence set forth in our Corporate Governance Guidelines and under all applicable NYSE guidelines, including with respect to committee membership.
The only member of the Board that is not independent is Mr. Baltimore, President and Chief Executive Officer of the Company.
BOARD COMMITTEES
Charters for each of the Board’s three standing committees can be found on the Corporate Governance—Governance Documents page of our website at www.pkhotelsandresorts.com/investors. All members of the Board’s standing committees are independent directors.

Audit Committee

MEMBERS All Independent	Christie B. Kelly, CHAIR Patricia M. Bedient Thomas D. Eckert	Geoffrey M. Garret Terri D. McClements Thomas A. Natelli

ATTENDANCE	91%	MEETINGS IN 2025 4 Executive Sessions 4	REPORT Page 71

The Audit Committee’s duties and responsibilities include (without limitation) the following:
➣Oversee the Company’s financial reporting, audit process and internal controls
➣Appoint the Company’s independent registered public accounting firm, approve its services and fees and establish and review the scope and timing of its audits
➣Review and discuss the Company’s financial statements with management and the independent registered public accounting firm, including critical accounting policies and practices, material alternative financial treatments within GAAP and any disagreements with management and other material written communications between the independent registered public accounting firm and management
➣Oversee the Company’s compliance with applicable laws and regulations, including REIT rules and regulations, and with the
Company’s Code of Conduct
➣Review and oversee the Company’s data privacy, information technology and security and cybersecurity risk exposures and the guidelines, programs and steps implemented by management to assess, manage and mitigate any such exposures
➣Discuss the Company’s major enterprise and financial risk exposures and the steps management takes to monitor and control such exposures
The Board has determined that each of the members of the Audit Committee is independent as defined by our Corporate Governance
Guidelines and the NYSE listing standards applicable to boards of directors generally and audit committees in particular.
The Board has also determined that each of the members of the Audit Committee is financially literate within the meaning of the
NYSE listing standards and that Mmes. Bedient, Kelly and McClements and Mr. Eckert qualify as “audit committee financial experts” as defined under applicable SEC rules and regulations.

24	2026 PROXY STATEMENT

Compensation & Human Capital Committee (“Compensation Committee”)

MEMBERS All Independent	Thomas D. Eckert CHAIR Geoffrey M. Garrett Christie B. Kelly	Timothy J. Naughton Stephen I. Sadove

ATTENDANCE	92%	MEETINGS IN 2025 5 Executive Sessions 3	REPORT Page 57

The Compensation Committee’s duties and responsibilities include (without limitation) the following:
➣Oversee, review and approve the goals, objectives, compensation and benefits of our Chief Executive Officer and other executive officers
➣Evaluate the performance of our Chief Executive Officer and other executive officers at least annually
➣Review and approve compensation plans and programs, including performance-based compensation, equity-based compensation programs and perquisites
➣Review and make recommendations to the Board with respect to director compensation
➣Coordinate succession planning as it relates to the Chief Executive Officer
➣Review and assess the incentives and the risks arising from the Company’s compensation policies, particularly performance-
based compensation, as it relates to risk management practices and/or risk-taking incentives
➣Review and discuss with management the Compensation Discussion and Analysis in the Company’s proxy statement
➣Review reports from management related to the Company’s demographics, pay equity, personnel appointments and practices, and the Company’s employee engagement and retention, and workplace environment, safety and culture initiatives
The Board has determined that each of the members of the Compensation Committee is independent as defined by our Corporate
Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and compensation committees in particular.
Pursuant to its Charter, and subject to compliance with applicable laws of our state of jurisdiction, the Compensation Committee may not delegate its authority to approve executive compensation or grant equity awards to directors or executive officers of the
Company, except to subcommittees comprised solely of Committee members. The Compensation Committee also has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. A more detailed discussion of the
Compensation Committee’s use of outside advisors with respect to 2025 compensation matters is provided under the caption
“Compensation Discussion and Analysis—Role of Compensation Consultant.”

Nominating, Governance & Corporate Responsibility Committee (“Governance Committee”)

MEMBERS All Independent	Patricia M. Bedient, CHAIR Terri D. McClements Thomas A. Natelli	Timothy J. Naughton Stephen I. Sadove

ATTENDANCE	100%	MEETINGS IN 2025 2 Executive Sessions 2

The Governance Committee’s duties and responsibilities include (without limitation) the following:
➣Recommend Board size and membership criteria and identify, evaluate and recommend qualified candidates to serve on the
Board
➣Review and make recommendations regarding Board and committee composition
➣Oversee the Company’s corporate governance programs, policies and practices
➣Review and recommend updates to the Corporate Governance Guidelines
➣Oversee annual evaluation of the Board and its committees
➣Review all “related party transactions”
➣Oversee, review and discuss with management the Company’s activities related to corporate responsibility matters
The Board has determined that each of the members of the Governance Committee is independent as defined by our Corporate
Governance Guidelines and the NYSE listing standards.

2026 PROXY STATEMENT	25
The rotation of committee chairs and members is considered on an annual basis to ensure diversity of Board member experience and variety of perspectives across the committees, but there is no strict committee rotation policy. Changes to committee assignments are made based on committee needs, director interests, experience and availability, and applicable regulatory and legal considerations. Moreover, the value of rotation is weighed carefully against the benefit of committee continuity and experience.
MEETINGS
The Board, in accordance with our Corporate Governance Guidelines, expects that all directors make every effort to attend all meetings of the Board and the committees on which the director serves as well as the annual stockholder meeting. Mr. Baltimore is invited to attend meetings of the Board committees, but he does not have a vote on any committee matter. The Board and the
Board committees regularly meet in executive sessions, at which no management representative is present.
In 2025, the Board held eight meetings, the Audit Committee held four meetings, the Compensation Committee held five meetings and the Governance Committee held two meetings. In 2025, each of our directors attended at least 75% of the aggregate of: (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she serves during his or her period of service as a director. Each of our nine directors attended the 2025 annual meeting of stockholders in person.
CORPORATE GOVERNANCE GUIDELINES
Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board’s views on a wide range of governance topics. Our Corporate Governance Guidelines are reviewed from time to time by the
Governance Committee and revised as it considers appropriate, upon recommendation to and approval by the Board. Our
Corporate Governance Guidelines can be found on the Corporate Governance—Governance Documents page of our website at
www.pkhotelsandresorts.com/investors.
CODE OF CONDUCT & WHISTLEBLOWER POLICY
The Board has adopted a Code of Conduct, which can be found on the Corporate Governance—Governance Documents page of our website at www.pkhotelsandresorts.com/investors.
The Code of Conduct applies to all our directors, officers and employees, including our Chief Executive Officer, Chief Operating
Officer and Chief Financial Officer, Principal Accounting Officer and Controller, and sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business conduct and fair dealing.
This Code of Conduct also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. Any substantive amendment to, or waivers from, certain provisions of our Code of Conduct for the Company’s Chief
Executive Officer, Chief Financial Officer, Principal Accounting Officer, Controller or persons performing similar functions or any director will be posted on the Company’s website, at the address and location specified above.
The Company also maintains a Whistleblower Policy that establishes procedures for the receipt, retention and treatment of complaints received by us regarding questionable accounting or auditing matters or practices that may include or result in any such questionable accounting or auditing matters.

26	2026 PROXY STATEMENT
RISK MANAGEMENT OVERSIGHT

Board of Directors

The Board has overall responsibility for risk oversight. A fundamental part of this risk oversight is not only understanding the material risks that Park faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for Park.
While the full Board has overall responsibility for risk oversight, it is supported in this function by the Audit Committee, the
Compensation Committee and the Governance Committee. Throughout the year, the Board and the relevant Committees receive updates from management with respect to various enterprise risk management issues and dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail, including risks related to capital allocation, transaction execution, environmental/climate events, tax/REIT compliance, cybersecurity, human capital management, workplace culture, and business continuity and disaster recovery.  The Board also receives updates from management on various operational risks faced by the Company’s third-party hotel operators, such as disruption from labor activity, that may impact the Company’s assets or financial results.

Audit Committee	Compensation & Human Capital Committee	Nominating, Governance & Corporate Responsibility Committee

•Responsible for reviewing the
Company’s accounting, reporting
and financial practices, including
the integrity of its financial
statements and the surveillance
of administrative and financial
controls
•Responsible for reviewing the
Company’s major enterprise and
financial risk exposures,
including business continuity and
operational risks and
cybersecurity, and the steps
management takes to monitor
and control such exposures
•Oversees the Company’s risk
assessment, risk management and
risk mitigation policies and
programs, including with respect
to enterprise risk management,
data privacy and cybersecurity
risk exposures
•Receives and reviews periodic
compliance reports from
management regarding the
Company’s compliance with
applicable laws and regulations,
including REIT rules and
regulations, and with the
Company’s Code of Conduct

•Responsible for reviewing and
overseeing the management of
any potential material risks
related to Park’s compensation
structure and compensation
programs, including the
formulation, administration and
regulatory compliance with
respect to compensation matters
•Oversees the development,
implementation and effectiveness
of the Company’s practices,
policies and strategies relating to
human capital and talent
management and matters relating
to the Company’s demographics,
pay equity, personnel
appointments and practices and
the Company’s employee
engagement and retention,
inclusion and workplace
environment, safety and culture
initiatives
•Oversees Chief Executive Officer
succession planning

•Oversees risks associated with
the Company’s corporate
governance programs, policies
and practices
•Oversees and reviews the
Company’s activities related to
corporate responsibility matters,
including Park’s overall
corporate responsibility and
sustainability strategies, policies,
practices, goals and programs

2026 PROXY STATEMENT	27
BOARD OVERSIGHT OF STRATEGY AND CYBERSECURITY RISK
Our Board is deeply engaged and involved in overseeing the Company’s long-range strategy, including evaluating key market opportunities and financial developments. This also includes aspects of our corporate responsibility initiatives and agenda that relate to our strategy. Strategy-related matters are regularly discussed at Board meetings and, when relevant, at Committee meetings. We also dedicate at least one Board meeting every year to an even more intensive review and discussion of the
Company’s strategic plan. Matters of strategy also inform Committee-level discussions of many issues, including business risk.
Each director is expected to and does bring to bear their own talents, insights and experiences to these strategy discussions.
Cybersecurity Risk Oversight
We maintain comprehensive technologies and programs to
help ensure our information technology and systems are
effective and prepared for data privacy and cybersecurity
risks. We also engage in security monitoring for internal and external threats to ensure the confidentiality, availability and integrity of our information assets.
We continue to invest in our capabilities to keep our
information assets safe. Our Chief Operating Officer and
Chief Financial Officer is the executive officer that oversees our cybersecurity program, which includes the
implementation of controls to identify threats, detect attacks and protect our information assets. We have implemented
security monitoring capabilities designed to alert us to
suspicious activity and developed an incident response
program that is designed to restore business operations as
quickly and as orderly as possible in the event of a
cybersecurity incident. In addition, we have undertaken table-
top risk exercises and associates participate in mandatory
regular trainings and receive communications regarding the
cybersecurity environment to increase awareness throughout
the Company.
Our Audit Committee is responsible for reviewing and
overseeing the Company’s data privacy, information
technology and security and cybersecurity risk exposures and the guidelines, programs and steps implemented by
management to assess, manage and mitigate any such
exposures. Management will report cybersecurity incidents to the Audit Committee as they occur, if material. We carry
insurance that helps provide protection against the potential losses arising from cybersecurity incidents, although we may incur expenses and losses related to cybersecurity incidents that are not covered by insurance or are in excess of our
insurance coverage.
For more information on our cybersecurity program, see our
2025 Annual Report, which can be found under the
Financial Information tab of our website at
www.pkhotelsandresorts.com/investors.
BOARD OVERSIGHT OF MANAGEMENT
SUCCESSION PLANNING AND TALENT
DEVELOPMENT
Our Board and management consider succession planning
and leadership development to be an integral part of the
Company’s long-term strategy. Our Compensation
Committee is required under its charter to oversee the
evaluation of the Company’s executive officers, including
the nature and frequency of the evaluation process. As
well, the Compensation Committee is required to
coordinate succession planning as it relates to the Chief
Executive Officer.
At least annually, the Board reviews the Company’s
leadership pipeline and talent and management succession
planning with the Chief Executive Officer.  Our Chief
Executive Officer also meets with his direct reports at
least annually to discuss and assess potential successors
for key executive positions, identifying relevant
experience, strengths and skills, as well as any areas
where additional development may be needed.
Our Board receives annual updates on the Company’s
multi-faceted approach to improving the capabilities of
our existing leaders and nurturing our next generation of
high-performers. The Company’s development programs
include a continuous feedback and review process, a
manager development series, lunch & learn sessions and
executive mentors. Additionally, the Company selects
approximately four or five high-performing leaders from
within the organization on a regular basis to participate in a formal and intensive Leadership Development Program
that lasts for approximately six to nine months. It is the
Company’s intention that these various programs will
ensure continuity of leadership over the long term and
form the basis on which the Company may make ongoing
leadership assignments.

28	2026 PROXY STATEMENT
BOARD AND COMMITTEE SELF-EVALUATION PROCESS
Our Board and each of its committees have a robust annual self-evaluation process.

1
DETERMINE FORMAT
The Governance Committee oversees the annual self-evaluation process on behalf of the Board, which involves the completion of a written questionnaire by each director. Each year, the Governance Committee reviews and updates the tailored assessment focusing on various topics, including Board and committee composition, processes, dynamic, performance, effectiveness and contributions to the Company.

2	CONDUCT BOARD AND COMMITTEE EVALUATIONS Members of the Board and each committee participate in the formal evaluation process by anonymously completing the approved written questionnaire.

3
REVIEW FEEDBACK IN EXECUTIVE SESSION
The Lead Independent Director and Governance Committee Chair receive memos summarizing and tabulating the results of the questionnaires for the full Board and for each committee in order to ensure that responses remain anonymous. Each committee chair also receives a memo summarizing and tabulating the results of the questionnaires for their respective committee.
The Lead Independent Director leads a discussion in executive session with the full Board to review the results of the self-
evaluation and identify follow up items.
The committee self-evaluation process involves a review and discussion for each committee. The process is led by the chair of each committee and is conducted in executive session.

4
RESPOND TO DIRECTOR INPUT
In response to feedback from the evaluation process, the Board and committees work with management to consider adjustments or enhancements to further Board and committee effectiveness.

As a result of the Board’s self-evaluation processes in recent years, the Board has adopted certain improvements, including adjusting meeting schedules to allow for more time at certain committee meetings throughout the year, evaluating Board materials to determine the most efficient and effective way to provide materials to facilitate a robust discussion, adding to the Board’s annual calendar a comprehensive Board meeting dedicated to corporate strategy and reviewing and updating agenda items to be considered at meetings to use the Board’s time most effectively. Additionally, in 2023 and in response to director feedback, the
Board held an on site meeting at the Company’s Bonnet Creek complex in Orlando, Florida so that the Board could review first-
hand one of the Company’s major return on investment projects. Subsequent Board feedback has indicated that such on site property meetings are invaluable to directors and management expects additional on site meetings to occur in the future when deemed appropriate.
BOARD DIVERSITY POLICY
The Governance Committee is committed to providing opportunities to potential director candidates that would enhance the diversity of our Board. The Governance Committee believes that a balance of director diversity and tenure is a strategic asset to our investors. Pursuant to the Board’s Policy Regarding Diversity as a Consideration for Board Nominations (the “Board’s
Diversity Policy”), the Governance Committee and Board consider diversity – in terms of age, experience, industry, gender and ethnicity – to be an important factor in the consideration of candidates for nomination to the Board. In January 2024, the
Committee had the opportunity to choose a new director to nominate for the Board. Ms. McClements’ nomination presented the
Board with the opportunity to apply the Board’s Diversity Policy and her recruitment, nomination and appointment to the Board demonstrates the Governance Committee’s understanding of the advantages and benefits to the Company of establishing and maintaining a well-rounded, diverse Board that functions respectfully as a unit.
Currently three of our nine directors, or 33% of the Board, identify as diverse in terms of gender identity and an additional one of our nine directors, or 11%, identifies as racially diverse.

2026 PROXY STATEMENT	29
BOARD CANDIDATE QUALIFICATION AND SELECTION PROCESS
When evaluating candidates for nomination to the Board, the Governance Committee considers the factors set forth in our
Corporate Governance Guidelines, as amended from time to time. Our Corporate Governance Guidelines currently provide as follows:
The Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be set forth in any agreement or arrangement to which the Company is party. The Governance Committee may consider:
a.relevant experience, skills and knowledge as well as minimum individual qualifications, including strength of character, judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board; and
b.all other factors it considers appropriate, which may include existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board.
The Board should monitor the mix of skills and experience of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively.
The Governance Committee expects to identify potential candidates through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. The
Governance Committee may also retain and compensate third parties, including executive search firms, to help identify, evaluate and conduct due diligence on potential director candidates. Using a professional search firm may support the Governance
Committee in conducting a broad search and looking at a diverse pool of potential candidates.
The Governance Committee expects to consider current Board members by balancing the value of the director’s continuity of service and familiarity with the Company with that of obtaining a new perspective. The Governance Committee also expects to consider each individual’s contributions, performance and level of participation, including consideration of each director’s public company leadership positions and other outside commitments, the current composition of the Board, and the Company’s needs. If any existing director does not want to continue in service or if the Governance Committee decides not to re-nominate a director, the Governance Committee will identify and evaluate new candidates based on the qualifications set forth in our Corporate
Governance Guidelines. Prior to recommending a new candidate to the Board, the Governance Committee will (i) request that one or more of its members (or other members of the Board) interview the candidate, (ii) conduct an appropriate review of the background of the candidate and (iii) discuss the candidate’s qualifications. Once the Governance Committee selects a slate of
Board candidates, it will present and recommend the slate to the full Board. The Governance Committee will evaluate candidates for nomination for election to the Board recommended by stockholders on a substantially similar basis as it considers other nominees.
NEW DIRECTOR ORIENTATION
The Company believes a wide-ranging orientation is important to position new directors for success.  As such, a comprehensive on-boarding process is undertaken when a new director joins the Board. New directors participate in one-on-one sessions with our
Chief Executive Officer, other members or our Executive Committee and certain other senior officers.  Orientation is designed to familiarize new directors with the Company and the lodging REIT industry as well as Company personnel, portfolio, strategies and challenges, and corporate governance practices, including board ethics.  Moreover, the orientation extends to Board committees, as each new director is invited to attend meetings of each Committee in order to familiarize themselves further on the workings of the Board and each Committee.
STOCKHOLDER NOMINATIONS AND RECOMMENDATIONS FOR BOARD NOMINATIONS
The Governance Committee will accept for consideration qualified candidates properly recommended by stockholders.
Stockholders who wish to recommend qualified candidates must do so by notifying the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s executive offices as set forth in the Company’s periodic reports, of a recommended director candidate. Submissions may be by mail, overnight courier or personal delivery. E-
mail submissions will not be considered. In order to ensure meaningful consideration of candidates, notice must be received not less than 90 calendar days and not more than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders. In the event that the annual meeting date is advanced by more than 20 calendar days or delayed by more than 70 calendar days from the anniversary date of the previous year’s meeting, then notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of

30	2026 PROXY STATEMENT
business on the later of the 90th day prior to such annual meeting or, if later, the 10th calendar day following the day on which public announcement of the date of such meeting is first made.
The notice must set forth as to each recommended candidate all information required under our by-laws and any other information relating to the recommended candidate that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), and the rules and regulations promulgated thereunder, including the recommended candidate’s written consent to being named in the Company’s proxy statement as a nominee and to serving as a director if elected. The Company may require any recommended candidate to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director, as well as a consent to be interviewed by the Governance Committee.
Submissions received through this process will be forwarded to the Governance Committee for review. Only those nominees whose submissions comply with these procedures and who satisfy the qualifications determined by the Governance Committee for directors of the Company will be considered by the Governance Committee. Acceptance of a recommendation for consideration does not imply the Governance Committee will nominate or recommend for nomination the recommended candidate. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. In addition, stockholders may nominate directors for election to the board by following the procedures in our by-laws, as described below under “Other Matters—Stockholder Proposals for 2027 Annual Meeting.”
Stockholders who would like to nominate a candidate for director by providing advance notice of the nomination pursuant to our by-laws must comply with the requirements described in this Proxy Statement and the Company’s by-laws.
PROXY ACCESS
Our by-laws contain a proxy access provision to permit a stockholder, or a group of up to 20 stockholders, meeting specified eligibility requirements to nominate and include director candidates constituting up to the greater of two nominees or 20% of the number of directors then in office in the Company’s proxy materials for any annual meeting of stockholders. In order to be eligible to utilize these proxy access provisions, a stockholder, or group of stockholders, must, among other requirements:
•have owned 3% or more of the Company’s outstanding common stock continuously for at least three years;
•represent that such shares were acquired in the ordinary course of business and not with the intent to change or influence control at the Company and that such stockholder or group does not presently have such intent; and
•provide a notice requesting the inclusion of director candidates in the Company’s proxy materials and provide other required information to the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting (with adjustments if the date for the upcoming annual meeting of stockholders is advanced or delayed by more than 30 days from the anniversary date of the preceding year’s annual meeting).
Stockholders who would like to nominate a candidate for director via proxy access must comply with the requirements described in this Proxy Statement and the Company’s by-laws.
POLICY REGARDING STOCKHOLDER RIGHTS PLANS
The Board affirms as a matter of corporate policy that it will not authorize or adopt any stockholder rights plan or similar plan or agreement without the prior approval of the Company’s stockholders, unless any such plan or agreement would be submitted to the Company’s stockholders to be ratified or, in the absence of such stockholder approval or ratification, would expire within one year of its adoption.
COMMUNICATIONS WITH THE BOARD
As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with our Lead Independent Director, the chairperson of the Audit, Compensation or Governance Committees, or to the non-
management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, c/o Park Hotels & Resorts Inc., 1775 Tysons Blvd, 7th Floor, Tysons, Virginia 22102, who will forward all such communication to the appropriate party.

2026 PROXY STATEMENT	31
DIRECTOR
COMPENSATION

COMPENSATION PROGRAM
Introduction
Our director compensation program is designed to compensate independent, non-employee directors fairly for work required for a company of our size, complexity and scope and to align their interests with the interests of our stockholders. The program reflects our desire to attract, retain and use the expertise of highly-qualified people serving on our Board. In considering and ultimately recommending the compensation for our non-employee directors, the Compensation Committee reviewed and considered peer data and analysis and a recommendation from the Compensation Committee’s independent compensation consultant.
Program Details
Our independent directors receive director compensation for the period from the annual meeting at which they are elected until the next annual meeting. For the 2025-2026 period, our annual compensation program for independent directors is summarized below:

ANNUAL DIRECTOR COMPENSATION

$85,000
$155,000
Annual Equity Retainer
Annual Cash Retainer

ADDITIONAL ANNUAL CASH COMPENSATION
Lead Independent Director: $45,000

Audit Committee	Compensation Committee
Chair: $25,000	Chair: $20,000
Non-Chair Member: $10,000	Non-Chair Member: $10,000

Governance Committee
Chair: $20,000
Non-Chair Member: $10,000

Our Chairman and Chief Executive Officer does not receive any additional compensation for serving as a director. On April 25,
2025, each independent director serving at such time received a grant of restricted stock in an amount equal to the annual equity award for the service period from April 25, 2025 until April 24, 2026, the date of our 2026 annual meeting, with such awards vesting on the date of the 2026 annual meeting. Our directors, as holders of restricted stock, will receive dividends, if any, on such restricted stock at the same time that regular dividend payments are made on the Company’s common stock. The next equity award grant to our independent directors is expected to be made on or around the date of our 2026 annual meeting of stockholders and will represent the directors’ annual grant for their services as a director until the 2027 annual meeting of stockholders.
All cash retainers will be paid to each independent director in quarterly installments. Any independent director may elect to receive all or a portion of his or her cash Board fees in fully vested shares of the Company’s common stock of an equivalent value, which have a grant date that is five business days before the regular quarterly payment date of such cash fees. Additionally, all of our directors will be reimbursed for reasonable travel and related expenses associated with attendance at our Board or committee meetings.

32	2026 PROXY STATEMENT
STOCK OWNERSHIP POLICY
To align the interests of directors with stockholders, the

Board has adopted a requirement that each of our
5x
Annual Cash
Retainer
($425,000 in
shares of
common stock)
Each
independent
director is in
compliance
with the
ownership
requirement
independent directors own stock in an amount equal to five
times his or her annual cash retainer (exclusive of any
additional cash retainer payable for service on a committee or as Lead Independent Director or a chairperson of the Board or committee). For purposes of this requirement, a director’s
holdings include shares held directly or indirectly, individually or jointly, shares underlying unvested time-vesting restricted
Annual
Cash
Retainer
($85,000)
stock and shares held under a deferral or similar plan.
Independent directors are expected to meet this ownership
requirement within five years of the later of (a) February 23,
2017 (i.e., the date on which the Company made its first
broad-based equity incentive grants following the Spin-off) or
(b) the date he or she first becomes subject to this stock
ownership policy (the “Initial Compliance Deadline”).
Following a director’s Initial Compliance Deadline, compliance with this policy is measured annually on the first business day of each calendar year, using the annual cash retainer then in effect and the average closing stock price of the Company’s common stock as reported on the NYSE during the immediately ended prior calendar year. As of January 2, 2026, each of our independent directors satisfied or were on track to meet this requirement within the requisite time period.
DIRECTOR TRAVEL
In order to encourage our independent directors to better understand our hotel assets and provide feedback on our portfolio, our independent directors are entitled to up to 30 complimentary room nights per calendar year (including associated room taxes and fees) at properties owned by the Company for their own use or use by family members accompanying them. Direct, incremental costs of the director’s room stay charge (i.e., the cost of cleaning the room daily) are considered compensatory to the director and the Company does not provide tax gross-ups to the directors with respect to these benefits.
DIRECTOR COMPENSATION FOR 2025
The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31,
2025. Mr. Baltimore is compensated as an executive officer and did not receive any compensation from the Company for serving as a director during fiscal year 2025.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)

Patricia M. Bedient	112,632	155,000	—	267,632
Thomas D. Eckert	112,658	155,000	—	267,658
Geoffrey M. Garrett	101,877	155,000	1,050	257,927
Christie B. Kelly	117,648	155,000	1,080	273,728
Terri D. McClements	99,529	155,000	675	255,204
Thomas A. Natelli	101,848	155,000	—	256,848
Timothy J. Naughton	101,848	155,000	—	256,848
Stephen I. Sadove	143,739	155,000	3,802	302,541
(1)The following directors elected to receive all or a portion of their respective cash compensation in the form of fully vested shares of the Company’s common stock, which election resulted in the following number of fully vested shares being granted during fiscal year 2025, which number of shares were determined using the closing price of Park’s common stock on the NYSE on the applicable grant date: Ms. Bedient, 10,244; Ms. Kelly, 10,700; Ms.
McClements, 1,874; Mr. Natelli, 9,265; Mr. Naughton, 9,265; and Mr. Sadove, 6,297.
(2)Amounts shown in the Stock Awards column reflect the aggregate grant date fair value of each director’s restricted stock award granted in fiscal year
2025, computed in accordance with Financial Accounting Standards Board and Accounting Standards Codification (“FASB ASC”) Topic 718. The grant date fair value of such awards is determined using the fair value of the underlying common stock on the grant date. As of December 31, 2025 each of our non-employee directors held 15,500 restricted shares in relation to their unvested annual restricted stock award granted in April 2025.
(3)Amounts shown in the All Other Compensation column reflect the complimentary rooms, valued at the incremental cost to Park of the hotel room stay, for directors staying at properties owned by Park.

2026 PROXY STATEMENT	33
PARK’S EXECUTIVE OFFICERS

EXECUTIVE OFFICER BIOGRAPHIES
Set forth below is certain information regarding each of our current executive officers as of February 27, 2026, other than
Mr. Baltimore, whose biographical information is presented under “Proposal 1: Election of Directors – Director Nominees.”

Sean M. Dell’Orto Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer Age 51

Professional Experience
Mr. Dell’Orto has served as our Executive Vice President and Chief Financial Officer since December
2016 and also as our Treasurer from December 2016 until February 2020 and then again starting in
January 2022. In February 2026, Mr. Dell’Orto was additionally appointed Chief Operating Officer of the
Company by the Board. Prior to joining the Company, Mr. Dell’Orto served as Senior Vice President,
Treasurer of Hilton Worldwide Holdings Inc. (NYSE: HLT), a global hospitality company, from
September 2012 until December 2016. Prior to that, Mr. Dell’Orto served as Vice President, Corporate
Finance of Hilton from February 2010 to September 2012, leading corporate forecasting and capital markets activities including debt fundraising and refinancing, loan workouts and modifications, strategic planning and debt compliance. Prior to his tenure at Hilton, Mr. Dell’Orto held similar management roles at Barceló Crestline Corporation and Highland Hospitality Corporation. Mr. Dell’Orto received his
Bachelor of Science degree from the McIntire School of Commerce, University of Virginia and his
Master of Business Administration degree from the Wharton School, University of Pennsylvania.
Mr. Dell’Orto served on the pre-Spin-off Board of the Company from December 2016 until January 3,
2017. Mr. Dell’Orto currently serves as a Trustee for the ServiceSource Foundation.

Carl A. Mayfield Executive Vice President, Design and Construction Age 62

Professional Experience
Mr. Mayfield has served as our Executive Vice President, Design and Construction since September
2018. Prior to joining the Company, Mr. Mayfield served most recently as the Senior Vice President of
Design & Construction at RLJ Lodging Trust (NYSE: RLJ), a lodging REIT, and RLJ Development,
LLC from February 2004 to September 2018. Prior to his tenure at RLJ, Mr. Mayfield served as the
Project Executive for Georgetown University’s $300 million, mixed-use campus expansion project and held senior positions representing Washington Sports and Entertainment and The World Bank.
Mr. Mayfield received his Bachelor of Science degree in Civil Engineering from University of Delaware and his Master of Science degree in Real Estate Development from Johns Hopkins University.
Mr. Mayfield is an executive mentor to graduate students at the Georgetown University McDonough
School of Business. He also volunteers at AHEAD, a non-government sponsored organization that provides support to communities in Tanzania, Africa.

34	2026 PROXY STATEMENT

Thomas C. Morey Executive Vice President and Chief Investment Officer Age 54

Professional Experience
Mr. Morey joined the Company in August 2016 and has served as our Executive Vice President and
Chief Investment Officer since January 2020. From December 2016 until February 2018, he served as our Senior Vice President and General Counsel. From February 2018 until January 2020, he served as our Executive Vice President and General Counsel (and he continued to serve as our
General Counsel on an interim basis from January 2020 until October 2020 when his successor was appointed). Prior to joining the Company, Mr. Morey served as Senior Vice President and General
Counsel of Washington Real Estate Investment Trust, a multifamily, office and retail REIT, from
October 2008 until July 2016. Prior to that, he served in a business role as Chief Operating Officer of
Medical Funding Services, Inc., a provider of financial and administrative services to healthcare companies, from February 2006 to September 2008. Previously, Mr. Morey was a corporate partner with Hogan & Hartson LLP, a multi-national law firm (now known as Hogan Lovells US LLP), where he focused on capital market transactions, mergers and acquisitions, strategic investments and general business matters for national and regional lodging, residential, office, retail and other REITs.
From 1997 to 1998, Mr. Morey was a corporate attorney with Jones Day. Mr. Morey is a former member of the board of directors of the Maryland Chamber of Commerce and also previously served on the Executive Committee of the Maryland Chamber of Commerce. Mr. Morey received his
Bachelor of Arts degree from Princeton University and his Juris Doctor degree from Duke Law
School. Mr. Morey served on the pre Spin-off Board of the Company from December 2016 until
January 3, 2017.

Jill C. Olander Executive Vice President, Human Resources Age 52

Professional Experience
Ms. Olander has served as our Executive Vice President, Human Resources since February 2018 and, prior to that, as our Senior Vice President, Human Resources from January 2017 until February 2018.
Prior to joining the Company, Ms. Olander served as Vice President, Human Resources Consulting with Hilton (NYSE: HLT), a global hospitality company, from July 2013 until December 2016. Prior to that, Ms. Olander served as Senior Director of Human Resources Consulting with Hilton from
April 2010 to July 2013. Prior to that, she served as Vice President of Human Resources for Allied
Capital (acquired by Ares Capital Management in 2010), a private equity investment firm and mezzanine capital lender, from April 2006 to January 2010. Previously, Ms. Olander also held various Human Resources management roles at Chevy Chase Bank (now Capital One Bank),
Deloitte & Touche and Capital One Financial. Ms. Olander received her Bachelor of Science degree from Vanderbilt University.

2026 PROXY STATEMENT	35

Joseph M. Piantedosi Executive Vice President, Asset Management Age 45

Professional Experience
Mr. Piantedosi joined the Company in April 2017 and has served as our Executive Vice President,
Asset Management since December 2023. From April 2017 until September 2021, he served the
Company as a Vice President, Asset Management and from September 2021 until December 2023, he served as our Senior Vice President, Asset Management. Prior to joining the Company, Mr.
Piantedosi served as Vice President, Asset Management at DiamondRock Hospitality (NYSE: DRH),
a lodging REIT, from October 2014 until April 2017. Prior to joining DiamondRock, Mr. Piantedosi spent 14 years in various finance and hotel operations roles with The Ritz-Carlton Hotel Company and Hilton Worldwide Holdings Inc. (NYSE: HLT), both global hospitality companies. Mr.
Piantedosi received his Bachelor of Science degree from the McDonough School of Business at
Georgetown University.

Nancy M. Vu Executive Vice President, General Counsel and Secretary Age 50

Professional Experience
Ms. Vu joined the Company in October 2016 and has served as our Executive Vice President,
General Counsel and Secretary since October 2022. From October 2016 until January 2020, she served as our Assistant General Counsel – Real Estate, from January 2020 until October 2020, she served as Senior Vice President and Deputy General Counsel and from October 2020 until October
2022, she served as our Senior Vice President, General Counsel and Secretary. Prior to joining the
Company, Ms. Vu served as Senior Director, Asset Management at Choice Hotels International
(NYSE: CHH) from 2014 to 2016, leading and managing real estate, joint venture and capital transactions and investments for her assigned portfolio of assets. Ms. Vu previously served as Senior
Counsel at RLJ Lodging Trust (NYSE: RLJ) from 2013 to 2014 and as Senior Counsel at Choice
Hotels International from 2010 to 2013. Ms. Vu received her Bachelor of Science degree from
Georgetown University and her Juris Doctor degree from the University of San Diego.

There are no family relationships among any of our directors or executive officers.

36	2026 PROXY STATEMENT
PROPOSAL 2: ADVISORY VOTE TO
APPROVE COMPENSATION OF NAMED
EXECUTIVE OFFICERS

INTRODUCTION
We are asking stockholders to vote, on an advisory (non-binding) basis, to approve the compensation of our named executive officers, as required by Section 14A of the Exchange Act and related SEC rules. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.
The Company has in place a comprehensive executive compensation program. Please refer to the Compensation Discussion and
Analysis section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program, practices and philosophy. The Compensation Committee intends to continually monitor executive compensation programs and adopt changes to reflect the dynamic marketplace in which the Company competes for talent, as well as general economic developments affecting executive compensation.
You have the opportunity to vote “for,” “against” or “abstain” from voting on the following resolution relating to executive compensation:
“RESOLVED, that the holders of common stock of Park Hotels & Resorts Inc. approve, on an advisory (non-binding)
basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation
Discussion and Analysis, the compensation tables and related material disclosed in the Proxy Statement.”
As provided by the Dodd-Frank Act, this vote is advisory, and therefore not binding on the Company, the Board or the
Compensation Committee. However, the Board and the Compensation Committee value the views of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
VOTE REQUIRED
Under our by-laws, approval of the say-on-pay proposal requires the affirmative vote of a majority of the votes cast. This means that the number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not counted as votes “FOR” or “AGAINST” and will have no effect on the result of this vote.
Our current policy is to provide our stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders.  Accordingly, we anticipate that the next such vote will occur at the 2027 annual meeting of stockholders.
BOARD RECOMMENDATION
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

2026 PROXY STATEMENT	37
COMPENSATION
DISCUSSION AND ANALYSIS

INTRODUCTION
This Compensation Discussion and Analysis (“CD&A”) provides an overview of the compensation for each of Park’s named executive officers (“NEOs”) under the executive compensation programs adopted by the Compensation & Human Capital
Committee (in this section, the “Committee”). For fiscal year 2025, our NEOs were:

Thomas J. Baltimore, Jr.	Chairman of the Board, President and Chief Executive Officer

Sean M. Dell’Orto	Executive Vice President, Chief Financial Officer and Treasurer[1]

Carl A. Mayfield	Executive Vice President, Design and Construction

Thomas C. Morey	Executive Vice President and Chief Investment Officer

Nancy M. Vu	Executive Vice President, General Counsel and Secretary

1.In addition to his other titles, Mr. Dell’Orto was appointed Chief Operating Officer of the Company in February 2026.
COMPANY PERFORMANCE HIGHLIGHTS
Park’s performance highlights for fiscal year 2025 showed continued progress on our strategic priorities towards reshaping and upgrading our portfolio as we work to build a stronger and more streamlined company. With our concentrated focus on unlocking meaningful embedded value across our Core portfolio, Park launched its sixth major redevelopment in seven years — the $108 million transformation of the Royal Palm South Beach Miami, while also making significant progress on enhancing the overall quality of our Hawaii and New Orleans properties through extensive guest room renovations.  Additionally, consistent with our previously announced intention to exit our Non-Core hotels, we successfully sold or exited five Non-Core hotels in 2025 —
including the sales of the Hyatt Centric Fisherman’s Wharf in San Francisco and of our 25% joint venture interest in the Capital
Hilton in Washington D.C., as well as exits from three expiring ground leases that produced a loss in 2025 for the Company on a combined basis.  Finally, we continued to deliver on our commitment to maintain a strong and flexible balance sheet, ending fiscal year 2025 with approximately $2.0 billion of liquidity. Further detail on key performance highlights of 2025 include:
•investing nearly $300 million on capital improvements during 2025, including the comprehensive renovation at the
Royal Palm South Beach Miami, the final phase of guestroom renovations and room conversion at Park’s two Hawaii hotels and the second phase of guestroom renovations at the Hilton New Orleans Riverside;
•completing the sales of (i) the 316-room Hyatt Centric Fisherman’s Wharf in May 2025 and (ii) its ownership interest in the unconsolidated joint venture that owned and operated the 559-room Capital Hilton in November 2025;
•closing the Embassy Suites Kansas City Plaza, which incurred a slight EBITDA loss for the trailing twelve months, and subsequently terminating its ground lease and surrendering the property to the ground lessor;
•surrendering the DoubleTree Hotel Sonoma Wine Country and the DoubleTree Hotel Seattle Airport, following the expiration of the respective ground lease for each property;
•repurchasing a total of 3.5 million shares of our common stock for $45 million;
•declaring a total of $1.00 per share in dividends to stockholders for the year;
•completing an amendment and restatement of the Company’s existing credit agreement to increase the senior unsecured revolving credit facility (“Revolver”) from $950 million to $1 billion and extend its maturity to September 2029, in addition to obtaining a senior unsecured delayed draw term loan facility of up to $800 million (“2025 Delayed Draw
Term Loan”) maturing in January 2030; and
•receiving recognition from Newsweek by being included on its following lists in 2025: America’s Greatest Companies,
America’s Most Responsible Companies, America’s Most Trustworthy Companies and World’s Most Trustworthy
Companies.

38	2026 PROXY STATEMENT
In fiscal year 2025, as described in the preceding section and in more detail below under “—Compensation Framework—Short-
Term Incentive—Individual Performance Objectives”, our NEOs showed determination, flexibility and a willingness to continue to make impactful changes to Park’s portfolio that we believe will enable the Company to build long-term value.
Over the past few years, Park’s total stockholder return has outperformed more than half of its industry peers (see Total
Stockholder Return — 2023 through 2025 chart below). Overall, despite 2025 proving to be a challenging year for the hospitality/
lodging REIT sector (see Total Stockholder Return — 2025 chart below) due to unpredictable and at-times chaotic macroeconomic factors, Park remains confident that by maintaining our focus on our key priorities, which includes aggressive asset management, prudent capital allocation and the deleveraging of our balance sheet, we will be well positioned to create sustained value and positive returns for our stockholders over time.

Total Stockholder Return - 2023 through 2025
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
32.0%
29.3%
23.1%
20.2%
19.4%
2.3%
-7.6%
-14.7%
-17.2%
RHP
HST
PK
DRH
XHR
SHO
APLE
PEB
RLJ

Total Stockholder Return - 2025
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
7.3%
3.7%
-0.7%
-4.7%
-16.1%
-16.6%
-18.4%
-21.0%
-21.5%
HST
DRH
XHR
RHP
PEB
APLE
PK
RLJ
SHO

*Source: FactSet data as of December 31, 2025. Peer group in charts above consists of companies that comprise the FTSE Nareit Lodging/Resorts Index and that have a market capitalization in excess of $1 billion as of December 31, 2025 (the “FTSE Nareit Lodging/Resorts Peer Group”).
For more information on our 2025 results and other related financial measures, see our 2025 Annual Report.

2026 PROXY STATEMENT	39
 SAY-ON-PAY
Every year, Park provides stockholders with the opportunity for an advisory (non-binding) vote on our executive compensation program (a “say-on-pay” vote). At our 2025 annual meeting of stockholders, approximately 95% of the votes cast supported our advisory vote on executive compensation.
Historical Say-On-Pay Votes 2023-2025;
2025 Highest Support in Past 3 Years
We believe the strong, continued
support for our compensation
program in 2025 and in past years
reflects the strong alignment between
our executive compensation program
and performance following
significant changes made by the
Committee to the compensation
program in 2022.
The Committee believes that last year’s voting results demonstrate our stockholders’ continued strong support for the structure of our compensation programs and our continuing stockholder outreach efforts.
As a result of continued strong stockholder support and after undertaking a comprehensive market analysis, the
Committee opted to maintain the core construct of our executive compensation programs for 2025.
We continue to actively seek feedback from our stockholders on an annual basis. After the 2025 annual meeting of stockholders, we reached out to stockholders representing approximately 49% of our outstanding shares of common stock to invite them to participate in calls with members of the Company’s senior management team to discuss compensation, governance and corporate responsibility matters. As we had recently spoken to many of these stockholders during the previous few years, many of our investors declined our invitation to speak. From the feedback we did receive during our 2025 engagement efforts, many stockholders (i) applauded the Committee’s continued focus on rigorous and measurable targets to determine executive incentive compensation and (ii) provided positive feedback on both our fulsome disclosure around compensation and corporate responsibility matters and our executive team’s efforts to make themselves available at conferences and through our quarterly earnings calls.
The Committee expects to continue to consider future annual say-on-pay vote results and investor feedback when making decisions relating to our executive compensation program, policies and practices.

40	2026 PROXY STATEMENT
 EXECUTIVE COMPENSATION KEY ATTRIBUTES
Set forth below is a summary of some of the key attributes that define our executive compensation program.

What We Do	What We Don’t Do

✓Maintain a short-term incentive program that is performance oriented and is based on rigorous and measurable Company performance metrics and individual performance objectives	×No guaranteed minimum short-term incentive or long- term incentive payouts or annual salary increases

✓Use total stockholder return tied to multi-year performance as the sole performance metric for our performance stock units granted in 2025	×No tax gross-ups upon a change in control

✓Maintain meaningful executive and independent director stock ownership policy •6x for our Chief Executive Officer •3x for other executive officers •5x annual cash retainer for directors
×No employment agreements with executives (other than
our Chief Executive Officer, whose employment
agreement was required in order to bring him to our
Company from another chief executive officer position)

✓Engage an independent compensation consultant	×No pledging or hedging activities permitted by our executives and directors

✓Conduct an annual peer group review to ensure total compensation is properly benchmarked	×No plan design features that encourage excessive or imprudent risk taking

✓Offer limited perquisites	×No dividends on unearned performance stock units

✓Maintain an incentive compensation clawback policy
that complies with the requirements imposed pursuant
to Exchange Act Rule 10D-1 and provides for
clawback of excess incentive-based compensation in
the event of an accounting restatement
×No uncapped short-term incentive or long-term incentive payouts

COMPENSATION PROCESS AND PHILOSOPHY
Our executive compensation programs are designed and administered under the direction and control of the Committee. The
Committee is comprised solely of independent directors who review and approve our overall executive compensation programs and practices and set the compensation of our executive officers. In determining compensation for our executive officers, the
Committee, among other things, reviews at least annually external market data with the assistance of the Committee’s independent compensation consultant, takes into consideration internal pay equity and, for executive officers other than our Chief
Executive Officer, considers the recommendations of our Chief Executive Officer. The Committee is, however, solely responsible for making the final decisions on compensation for the Chief Executive Officer and other executive officers.
The Company’s executive compensation programs strive to achieve the following philosophy, principles and business objectives:
•To align the interests of our executives with those of our stockholders to maximize stockholder value;
•To attract and retain top talent;
•To reinforce our business objectives and business strategy;
•To support the Company’s values;
•To motivate management to balance short-term objectives with long-term value creation to the stockholders; and
•To provide competitive compensation to management based on the marketplace in which the Company competes for talent.

2026 PROXY STATEMENT	41
ROLE OF COMPENSATION CONSULTANT
In 2017, following the Spin-off, the Committee engaged the services of Ferguson Partners Consulting L.P. (“FPC”) as its independent compensation consultant. FPC provides the Committee with advice and resources to help it assess the effectiveness of the Company’s executive compensation strategy and programs. A representative of FPC typically attends meetings of the
Committee and communicates with the Committee Chair between meetings. FPC reports directly to the Committee, and the
Committee has the sole power to terminate or replace FPC at any time. The Committee assessed the independence of FPC in 2025 in accordance with the applicable rules of the SEC and the NYSE. After considering the foregoing, the Committee determined that it was appropriate to engage FPC as its independent compensation consultant.
During 2025, FPC did not work for management and did not receive any compensation from the Company other than for its work in advising the Committee.
USE OF PEER GROUP DATA
The Committee uses compensation data compiled from Park’s peer group of companies for benchmarking purposes. The
Committee reviews such data annually. In addition, the Committee updates, as necessary and upon recommendation of FPC, the companies in our peer group. The peer group consists of companies that are either (i) primarily operating in the real estate and/or hotel/lodging industries or (ii) geographically located in similar markets and that are generally between 0.5x and 2.0x the size of the Company (as defined by total capitalization). We believe the peer group companies represent the size, industry and geography with which we currently compete for executive talent. The peer group companies also include many of our principal business peers. FPC’s benchmarking compared the compensation of our executive officers based on base salary and total target compensation (including base salary, target short-term annual incentive compensation and target long-term incentive compensation) with that of executive officers of similar titles and job roles across the peer companies. The Committee considered and expects to continue to consider the amount and mix of base and variable compensation by referencing, for each executive officer position, the prevalence of each element and the level of compensation that is provided in the market based on FPC’s comparative analysis.
In October 2024, the Committee approved a 14-company peer group set forth below for fiscal year 2025 executive compensation benchmarking purposes, which reflected (i) the removal of Apartment Income REIT Corp. from the peer group following its acquisition by Blackstone Real Estate in June 2024 as it was no longer an available peer and (ii) the addition of Marriott
Vacations Worldwide Corp. to the peer group, as this company closely mirrors the Company in terms of asset class and size and includes the Company in its respective peer group for executive compensation benchmarking purposes.  The Committee expects to continue to annually review the composition of our peer group and make changes when appropriate.

Peer	Industry	Total Capitalization ($MM) as of December 31, 2025

Hyatt Hotels Corporation	Hotel	$21,151
Host Hotels & Resorts, Inc.	Hotel	$17,449
Federal Realty Investment Trust	Shopping Center	$13,805
Hilton Grand Vacations Inc.	Hotel, Resorts and Cruise Lines	$10,772
Ryman Hospitality Properties, Inc.	Hotel	$9,962
Wyndham Hotels & Resorts, Inc.	Hotel	$8,300
Marriott Vacations Worldwide Corp.	Hotel, Resorts and Cruise Lines	$7,003
Park Hotels & Resorts Inc.	Hotel	$6,505
Apple Hospitality REIT, Inc.	Hotel	$4,340
JBG SMITH Properties	Diversified	$3,987
Pebblebrook Hotel Trust	Hotel	$3,776
RLJ Lodging Trust	Hotel	$3,442
DiamondRock Hospitality Company	Hotel	$2,826
Sunstone Hotel Investors, Inc	Hotel	$2,708
Xenia Hotels & Resorts, Inc.	Hotel	$2,556
Source: S&P Capital IQ as of December 31, 2025.

42	2026 PROXY STATEMENT
In January 2026, the Committee again reviewed the composition of our peer group. Based on the recommendation from FPC, no changes were made to the peer group for fiscal year 2026 executive compensation benchmarking purposes.
ROLE OF EXECUTIVES
The Committee believes management input is important to the overall effectiveness of the Company’s executive compensation programs. The Committee believes the advice of an independent compensation consultant should be combined with management input and the business judgment of the Committee members to arrive at a proper alignment of our compensation philosophy, principles and business objectives.
The Chief Executive Officer, the General Counsel, the Chief Operating Officer and Chief Financial Officer and the Executive
Vice President, Human Resources are the officers of the Company who interact most closely with the Committee. These individuals work with the Committee to provide their perspective on aligning executive compensation strategies with our business objectives. When determining compensation for our executive officers, other than the Chief Executive Officer, the Committee considered individual performance as summarized and assessed by the Chief Executive Officer. The performance of the Chief
Executive Officer is assessed directly by the Committee in executive session without the Chief Executive Officer present.
COMPENSATION FRAMEWORK
The primary components of our 2025 executive compensation program are base salary, short-term incentive compensation (cash)
and long-term incentive compensation (equity). These components are described in more detail below.

Element	Form	Primary Objective	Key Features

Base Salary	Cash	Recognize the performance of job responsibilities	Adjustments are considered annually based on competitive market analysis and individual performance
Attract and retain the best executive talent to drive our success
Short-Term Incentive	Cash	Promote short-term business objectives and growth strategies	Annual awards are made with respect to achievement of Company performance objectives and individual performance
Align pay with performance
Long-Term Incentive	Restricted stock awards (RSAs)	Promote long-term value creation and growth strategies	35% of CEO’s annual award and 40% of our other NEO’s annual award was delivered in RSAs that vest over 3 years

Encourage maximization of stockholder value
	Performance stock units (PSUs)		Remaining 65% of CEO’s annual award and 60% of our other NEO’s annual award was delivered in PSUs with a 3 year performance period based solely on relative total stockholder return
Promote retention and provide ongoing incentives by encouraging long-term stock ownership

2026 PROXY STATEMENT	43
Compensation and Performance Alignment
The Committee takes seriously its responsibility to maintain appropriate pay for performance alignment and has structured the executive compensation program so that the vast majority of compensation value delivered to our executives is in the form of compensation that is variable or “at-risk” based on Park’s performance or relative total stockholder return. The following charts illustrate the mix between the compensation elements (base salary, annual short-term incentive in the form of cash and annual long-term incentive in the form of RSAs and PSUs) for our Chief Executive Officer and the average of our other NEOs, in each case based on target levels of compensation. Consistent with our compensation philosophy, approximately 88.5% of our Chief
Executive Officer’s compensation was performance-based or at-risk and approximately 75.8% of the average compensation of our other NEOs was performance-based or at-risk.

Long-Term
Incentive (RSAs)
23.9%
Base Salary
11.5%
Short-Term
Incentive (Cash)
20.2%
Long-Term
Incentive (PSUs)
44.4%

Long-Term
Incentive (RSAs)
20.6%
Base Salary
24.2%
Short-Term
Incentive (Cash)
24.2%
Long-Term
Incentive (PSUs)
31.0%

Other
NEOs
CEO

Base Salary
Structure
The base salary payable to each executive officer provides a fixed component of compensation that reflects the executive’s position and responsibilities. Base salary levels are intended to be comparable with the competitive market, as determined by the
Committee in its judgment, but are not targeted to specific market levels. The Committee expects to review base salaries annually and may make adjustments to better match competitive market levels or to recognize an executive’s professional growth and development or increased responsibilities.
2025 Actual Base Salaries
For 2025, the Committee reviewed and approved the base salaries shown below:

	Base Salary(1) ($)
Name	2025(2)(3)	2024	% Change

Thomas J. Baltimore, Jr.	1,100,000	1,100,000	— %
Sean M. Dell’Orto	621,621	600,600	3.5%
Carl A. Mayfield	590,540	570,570	3.5%
Thomas C. Morey	621,621	600,600	3.5%
Nancy M. Vu	536,855	518,700	3.5%
(1)The amounts shown reflect annualized base salary amounts.
(2)In February 2025, the Committee approved increasing the annual base salary starting in February 2025 to $621,621 for Mr. Dell’Orto, $590,540 for Mr.
Mayfield, $621,621 for Mr. Morey and $536,855 for Ms. Vu. Mr. Baltimore did not receive any increase to his annual base salary in 2025.
(3)In February 2026, the Committee approved increasing the annual base salary starting in February 2026 to $675,000 for Mr. Dell’Orto (in connection with his promotion to Chief Operating Officer, in addition to his other titles), $625,000 for Mr. Mayfield, $643,378 for Mr. Morey and $565,000 for Ms. Vu.
Mr. Baltimore did not receive any increase to his annual base salary in 2026.

44	2026 PROXY STATEMENT
 Short-Term Incentive
Structure
The Company’s executive short-term incentive program (as amended, the “STIP”) is designed to reward Company executives designated at the level of senior vice president and above based on our Company’s overall performance and the individual’s contribution to that performance. Pursuant to the STIP, each fiscal year, the Committee will determine a target bonus (the “Target
Bonus”) for each participant who is a member of the Executive Committee or is subject to Section 16 of the Exchange Act. Under the terms of the STIP and unless otherwise determined by the Committee, the Target Bonus for each such participant will be in the amount or within the range set forth in the table below.

Participant Level	Target Bonus(1)

Chief Executive Officer	175% of base salary
Executive Vice President	Up to 100% of base salary
Senior Vice President	Up to 75% of base salary
(1)For fiscal year 2025, the threshold and maximum amounts of the Chief Executive Officer’s bonus under the STIP was 87.5% and 350%, respectively, of base salary (with the Committee having discretion to set a higher threshold amount and/or a higher maximum amount; however, such discretion to set a higher threshold and/or maximum amount was not used in 2025). The threshold and maximum amounts for each other NEO will be determined by the
Committee each fiscal year.

	Target Bonus
Participant Level	Company Performance Objective	Individual Performance Objective

Chief Executive Officer	90%	10%
Executive Vice President	80%	20%
Senior Vice President	75%	25%
Each fiscal year, annual STIP bonuses will be earned
based on the achievement of (i) individual performance
objectives and (ii) company performance objectives as
determined by the Committee at the beginning of such
fiscal year, with such allocation between individual and
corporate performance objectives determined by the
participant’s level as reflected in the corresponding table.
As discussed below, starting in 2020, given the
uncertainty and disruption from the COVID-19 pandemic,
company performance objectives were set in two phases
for the year.  That practice has continued through 2025 as
a result of the continuing unpredictability and uncertainty from evolving macro-economic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts or trends). Additionally, in 2025, to highlight our continued commitment to our corporate responsibility strategy, the Committee approved the fourth annual corporate responsibility scorecard to be included as a component of the individual performance objective portion of the 2025 annual STIP for each of our NEOs, including the Chief Executive Officer. The metrics measured by the Committee are based on the achievement of goals for each corporate responsibility category.
Generally, to receive an award under the STIP, participants must be employed by the Company through December 31 of the relevant fiscal year. Notwithstanding the foregoing, in the event of a participant’s termination of employment (other than with respect to Mr. Baltimore whose payments upon termination of employment are set forth pursuant to the terms of his Executive
Employment Agreement with the Company, dated April 26, 2016 (the “CEO Employment Agreement”)) prior to December 31 of the relevant fiscal year (i) due to death or “disability” (as defined in the Company’s 2017 Omnibus Incentive Plan (Amended and
Restated Effective as of April 26, 2023) (the “2017 Omnibus Incentive Plan”)), the participant will receive a bonus for such fiscal year based on achievement of target performance but prorated for the actual days worked during such year, or (ii) due to
“retirement” (as defined in the STIP), the participant will receive a bonus for such fiscal year based on actual achievement but prorated for the actual days worked during such year. In the event of a participant’s termination of employment by the Company for “cause” (as defined in the 2017 Omnibus Incentive Plan) following the end of the relevant fiscal year but prior to the payment of STIP bonuses for such fiscal year, the participant will forfeit his or her right to receive an annual STIP bonus for such fiscal year.
2025 Target STIP Awards
In February 2025, the Committee approved a target bonus for fiscal year 2025 for Mr. Baltimore of 175% of his base salary, with his bonus range being set at 87.5% to 350% of his base salary. The Committee also approved 2025 target bonuses of 100% of base salary (with bonus ranges of 50% to 200% of base salary) for each of Messrs. Dell’Orto, Mayfield and Morey and Ms. Vu.

2026 PROXY STATEMENT	45
The chart below sets forth the target bonus opportunity as a percent of base salary and actual STIP bonus opportunity in dollars for each NEO at the threshold, target and high level for fiscal year 2025:

Name	Target STIP Opportunity (as a % of base salary)	STIP Bonus Opportunity ($)
		Threshold ($)	Target ($)	High ($)

Thomas J. Baltimore, Jr.	175%	962,500	1,925,000	3,850,000
Sean M. Dell’Orto	100%	310,811	621,621	1,243,242
Carl A. Mayfield	100%	295,270	590,540	1,181,080
Thomas C. Morey	100%	310,811	621,621	1,243,242
Nancy M. Vu	100%	268,428	536,855	1,073,710
2025 Company Performance Objectives
In February 2025, given the continued uncertainty regarding macro-economic factors and disruptions and their rapidly, evolving nature (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts or trends), the Committee approved continuing to split determination of the performance levels for the 2025 corporate performance objectives into two phases, with the first phase corporate performance objectives (the “Phase I Corporate Objectives”) being approved by the Committee in February 2025 and the second phase corporate performance objectives (the “Phase II Corporate
Objectives”) being approved by the Committee at a later date when the Company and the Committee hoped to have greater visibility into the timing and trajectory of the Company’s performance results and the general economy. The Committee also concluded that, for the purpose of annual STIP bonuses, the final 2025 corporate performance objectives would be calculated as follows: (i) the Phase I Corporate Objectives would be collectively weighted 50% and (ii) the Phase II Corporate Objectives would be collectively weighted 50%.
PHASE I CORPORATE OBJECTIVES – 50% weight
In February 2025, the Committee adopted the following Phase I Corporate Objectives for the first half of 2025. The Committee also assigned each performance objective a relevant weighting, which would be consistent between the Phase I Corporate
Objectives and the Phase II Corporate Objectives. The Committee selected the specific performance objectives because they complement various parts of the Company’s overall strategy and business goals as explained further below. The following chart sets forth the description and weighting of each Phase I Corporate Objective, as well as the threshold, target and high levels for such objectives and the achievement results in the first half of 2025.

Phase I Corporate Objective (50%)			Measurement
	Allocation	Description	Threshold	Target	High	Achievement

Comparable Portfolio RevPAR	20%	Focuses on revenue within our portfolio—one of the Company’s core pillars of aggressive asset management	$182.13	$188.66	$195.19	$187.09

Comparable Hotel Adjusted EBITDA Margin	30%	Focuses on “margin improvement”—as expense reduction is another of our core pillars of aggressive asset management	26.2%	27.2%	28.2%	27.5%

Adjusted EBITDA	30%	Focuses on the Company’s overall earnings profile, which is affected by both asset management and acquisition and disposition activity	$302.7M	$327.7M	$352.7M	$327.1M

Net Debt / TTM Adjusted EBITDA	20%	Focuses on our overall net leverage position to align with maintaining a strong, conservative balance sheet	6.30x	5.90x	5.50x	5.89x
Based on the above achievements, the NEOs had an achievement level of 104.7% of target with respect to the Phase I Corporate
Objectives.

46	2026 PROXY STATEMENT
PHASE II CORPORATE OBJECTIVES – 50% weight
In August 2025, based on visibility gained through the first half of 2025, the Committee adopted the following Phase II Corporate
Objectives for the second half of 2025. Following the adoption of the Phase II Corporate Objectives, the Company experienced unexpected disruption during the fourth quarter of 2025 as a result of the federal government shutdown between October 1, 2025 through November 12, 2025.  As a result, the Committee determined to re-calibrate the Phase II Corporate Objectives to account for this unexpected impact. The following chart sets forth the description and weighting of each Phase II Corporate Objective, as well as the threshold, target and high levels for such objectives and the achievement results (all as adjusted to reflect the impact of the federal government shutdown during the fourth quarter of 2025).

Phase II Corporate Objective (50%)	Allocation	Description	Measurement
			Threshold	Target	High	Achievement

Comparable Portfolio RevPAR	20%	Focuses on revenue within our portfolio—one of the Company’s core pillars of aggressive asset management	$175.92	$180.92	$185.92	$182.77

Comparable Hotel Adjusted EBITDA Margin	30%	Focuses on “margin improvement”—as expense reduction is another of our core pillars of aggressive asset management	24.1%	25.1%	26.1%	25.6%

Adjusted EBITDA	30%	Focuses on the Company’s overall earnings profile, which is affected by both asset management and acquisition and disposition activity	$263.0M	$278.0M	$293.0M	$285.8M

Net Debt / Adjusted EBITDA	20%	Focuses on our overall net leverage position to align with maintaining a strong, conservative balance sheet	6.50x	6.30x	6.10x	6.07x
Based on the above achievements, the NEOs had an achievement level of 158.1% of target with respect to the Phase II Corporate
Objectives. After applying the applicable 50% weighting to each of the two phases for the corporate objectives, the NEOs had an achievement level of 131.4% of target with respect to the final aggregate 2025 corporate performance objective, compared to an achievement level of 141.4% of target with respect to the final aggregate 2024 corporate performance objective.
Individual Performance Objectives
Each February, as part of the Company’s compensation cycle, the Committee sets individual performance objectives for the full year for Mr. Baltimore. Thereafter, Mr. Baltimore sets individual performance objectives for each other executive officer. At the end of each compensation cycle, Mr. Baltimore reviews and determines each executive officer’s individual performance rating and the Committee reviews and determines Mr. Baltimore’s individual performance rating. The following table highlights the assessed achievements for each NEO. When determining individual performance ratings, Mr. Baltimore or the Committee (as applicable) considers the impact each individual had on the Company’s overall goals and their respective departments, including the key performance highlights below.

2026 PROXY STATEMENT	47

Named Executive Officer	Individual Performance Highlights

Thomas J. Baltimore, Jr.
•Successfully led the Company in evaluating and reshaping the Company’s portfolio, including through the disposition of Non-Core hotels such as Hyatt Centric Fisherman’s Wharf and the Company’s 25% joint venture interest in the Capital Hilton
•Drove the strategic investment of capital into the Company’s Core portfolio, including the planned transformative renovation of 393 guestrooms and the addition of 11 guestrooms at the Royal Palm South
Beach Miami
•Oversaw the consistent payment of the Company’s quarterly dividend
•Aggressively led the Company to evaluate opportunities and implement plans to activate real estate within the portfolio, including the development of adjacent parcels of land at Hilton Hawaiian Village and return on investment projects at Hilton Waikoloa Village and Hilton New Orleans Riverside
•Continued working with Park’s third-party management companies to deliver value through strengthening communications and effectiveness to improve operating performance
•Actively engaged and communicated with associates to inspire and motivate them and ensure that Park creates the right environment for their success in delivering the Company’s mission, values and goals to achieve long-term stockholder value
•Successfully managed and maintained high quality relationships with the hospitality and investment communities by achieving credibility, clear and achievable expectations and transparency
•Continued to assess and update enterprise risk management framework (including cybersecurity and environmental risk assessment and mitigation activities)

48	2026 PROXY STATEMENT

Named Executive Officer	Individual Performance Highlights

Sean M. Dell’Orto
•Led the Board update of the Company’s strategic plan and assessment of the full potential of the portfolio based on cost efficiencies, revenue opportunities and return on investment projects in planning
•Continued to strengthen the balance sheet and the Company’s liquidity position, including by (i)
structuring and leading the transaction to amend and restate the Company’s Revolver and enter into a new
2025 Delayed Draw Term Loan, as well as (ii) evaluating options to push out maturities, lower interest costs and provide for prepay flexibility in the capital stack
•Oversaw the continued improvement and effectiveness of the Company’s financial reporting functions, including the refinement of internal processes, reports, analytics and tools
•Led the renewal of the Company’s property insurance policies
•Supported the Company’s Investment team with underwriting and funding plans for potential acquisitions, dispositions, ground lease workouts and joint venture related matters

Carl A. Mayfield
•Successfully led the transformative renovation being undertaken at the Royal Palm South Beach Miami
•Oversaw the development and implementation of plans to activate the Company’s real estate, including leading renovation projects at the Hilton Waikoloa Village and the Hilton New Orleans Riverside
•Executed on all approved risk and emergency capital projects within 3% of budget
•Oversaw and updated the Company’s environmental, risk, energy and sustainability programs
•Oversaw the upgrade and maintenance of the Company’ contract management system for design and construction contracts

Thomas C. Morey
•Successfully managed the sale or exiting of five Non-Core hotels in 2025, including the sales of the Hyatt
Centric Fisherman’s Wharf and our 25% joint venture interest in the Capital Hilton, as well as exiting from three expiring ground leases
•Continued maintaining and refining an active “ready list” of potential acquisition opportunities in target markets
•Maintained and continued to improve a strong portfolio management program interconnected with the
Company’s Asset Management and Design & Construction teams
•Actively engaged and communicated with lodging investment community to ensure strengthening of relationships to ensure that the Company is well positioned for future growth and access to market opportunities

Nancy M. Vu
•Successfully managed the execution of the sale or exiting of five Non-Core hotels in 2025, including the sales of the Hyatt Centric Fisherman’s Wharf and our 25% joint venture interest in the Capital Hilton, as well as exiting from three expiring ground leases
•Actively engaged in the negotiations and documentation of the Revolver and 2025 Delayed Draw Term
Loan
•Assisted the CEO with transparent and efficient Board communication
•Oversaw the legal analysis, negotiation and communication of key operational matters with operators
•Advised on all legal and entitlement aspects of the Company’s return on investment projects, including the development of adjacent parcels of land at Hilton Hawaiian Village and Casa Marina Key West and the
renovation project at Royal Palm South Beach Miami

The Committee also adopted the fourth annual corporate responsibility scorecard to motivate executives to achieve goals related to the Company’s commitment to driving sustainability and engagement throughout our business and to provide a discrete incentive for management to execute on our corporate responsibility strategy. While certain of the Company’s corporate responsibility goals are long-term in nature, the Committee believes that it is important to annually review, measure and assess

2026 PROXY STATEMENT	49
progress towards those goals. As a result, the Company included corporate responsibility objectives as a component of the individual performance objectives of the annual incentive program, rather than in the long-term incentive awards. The following chart sets forth the description and possible points for each goal for 2025, as well as the achievement results. In February 2025, the Committee approved that a total performance level of 22 points would result in a “high” score, 16 points would result in a
“target” score and 11 would result in a “threshold” score.

	MEASURE	RESULTS	POSSIBLE POINTS	ACTUAL POINTS

ENVIRONMENTAL	Publish annual Corporate Responsibility Report inclusive of GRI, SASB and TCFD reporting standards	Completed in December 2025 and published in early January 2026	2	2
	Commence and complete retro-commissioning at Logan, New Orleans Riverside and Midtown; Conduct retro-commissioning study at Bonnet Creek	Retro-commissioning completed at Logan, New Orleans Riverside and Midtown with projects identified for 2026. Bonnet Creek retro-commissioning completed and report in process.	4	4
	Design Phase II of solar panel project at Hilton Waikoloa Village	Design completed in 2025 and project initiated in December 2025	2	2

SOCIAL	Provide management level training opportunities to develop professional skills	Peer Mentoring Program Leadership Development Program - Continuing Education (i.e., Executive Presence) Presentation Skills Training Leadership Development Program	3	3
	Provide at least two (2) opportunities for associates to participate in industry or lodging REIT sponsored events in order to promote and build relationships	Offered multiple opportunities, including: •NAREIT Conference •ALIS Conference •NYU Conference •Georgetown Hotel Lodging Legal Conference	2	2
	Maintain overall employment engagement score above Professional Services benchmark average	Achieved +5 point score above Professional Services benchmark	2	2

GOVERNANCE	Obtain 95% or higher completion of cyber security related training by associates	90% completed annual training; 89% completed micro trainings	2	1.8
	Obtain 95% or higher completion of annual Code of Conduct training by associates	100% of associates completed annual Code of Conduct training	2	2
	Obtain average ISS Monthly score of “3” or better for each of Governance, Environment and Social pillars	Through December, average scores are: 1. Governance - 1.0 2. Environment - 3.42 3. Social - 2.0	3	2.9
	TOTAL ACHIEVEMENT		22	21.7
Based on the above achievements, the NEOs had an achievement level of slightly below “high” with respect to the corporate responsibility scorecard.

50	2026 PROXY STATEMENT
2025 Actual STIP Awards
Based on the above individual performance scores, which include as a component the results of the corporate responsibility scorecard, and the achievement of the corporate performance objectives set forth above, the Committee approved the following
2025 actual STIP awards:

Name	Corporate Objective Payout ($)	Individual Performance Payout ($)	Total 2025 STIP Award ($)	Percentage of Target Paid Out

Thomas J. Baltimore, Jr.	2,276,505	385,000	2,661,505	138%
Sean M. Dell’Orto	653,448	248,648	902,096	145%
Carl A. Mayfield	620,775	236,216	856,991	145%
Thomas C. Morey	653,448	124,324	777,772	125%
Nancy M. Vu	564,342	214,742	779,084	145%
Long-Term Incentive
Structure
The Company’s LTIP executive long-term incentive program (the “LTIP”) is intended to focus our executive officers and other eligible employees on, and reward them for, achieving our long-term goals and enhancing stockholder value. Each fiscal year, the
Committee will determine an aggregate target value (the “Aggregate Target Value”) under the LTIP for each participant who is a member of the Executive Committee or is subject to Section 16 of the Exchange Act. Pursuant to the LTIP, unless otherwise determined by the Committee, the Aggregate Target Value of each such participant, and the allocation of such Aggregate Target
Value between a LTIP award granted in shares of RSAs and a LTIP Award granted in PSUs, will be in the amount or within the range set forth in the table below.

Participant Level	Aggregate Target Value	Allocation of Aggregate Target Value
		PSUs	RSAs

Chief Executive Officer	$5,250,000 or more	65%	35%
Executive Vice President	Up to 275% of base salary	60%	40%
Senior Vice President	Up to 100% of base salary	60%	40%

2026 PROXY STATEMENT	51
The illustration below sets forth the structure of our LTIP in fiscal year 2025:

CEO	NEOs	Award	Features
65%	60%	Performance Stock Units	100% Relative TSR vs. FTSE Nareit Lodging/Resorts Index*

			RESULT	HURDLES
			Threshold (25%)	25th percentile
			Target (100%)	50th percentile
			High (200%)	80th percentile

IF EARNED, CLIFF VEST AT THE END OF THE PERFORMANCE PERIOD (SUBJECT TO TSR MODIFIER FOR NEGATIVE TSR)

40%
35%

		Time -Based Restricted Stock Awards	VEST RATABLY OVER THREE YEARS

The terms of each RSA award and PSU award are described below.
•Each fiscal year’s RSA award will vest ratably on each of the first three anniversaries of the grant date, subject to the continued employment of the participant through the applicable vesting date. In the event of a participant’s termination of employment (i) without “cause” (as defined in the 2017 Omnibus Incentive Plan) or due to “retirement” (as defined in the RSA award agreement), in each case after the first anniversary of the grant date, all of the remaining unvested shares will become vested, (ii) without cause within 12 months following a “change in control” (as defined in the 2017
Omnibus Incentive Plan), all of the remaining unvested shares will become vested and (iii) due to death or
“disability” (as defined in the 2017 Omnibus Incentive Plan), a prorated amount of the shares will vest based on the actual days worked during the vesting period. With respect to the Chief Executive Officer’s RSA awards, the vesting upon termination of employment will be as set forth in the CEO Employment Agreement, as described below.
Participants will receive dividends on the RSAs at the same time that regular dividend payments are made on the
Company’s common stock.
•Each fiscal year’s PSU award will vest based on the Company’s total stockholder return relative to the total stockholder returns of the companies that comprise the FTSE Nareit Lodging/Resorts Index and that have a market capitalization in excess of $1 billion as of the first day of the applicable performance period (the “PSU TSR metric”), in each case over a three-year performance period beginning on January 1 of the fiscal year of such grant (each a “Performance Period”), subject to the participant’s continued employment through the end of the Performance Period. As set forth in the chart below, the number of PSUs that may become vested will range from 0% to 200% of the number of PSUs granted to the participant, based on the level of achievement of the foregoing performance measure, as determined by the Committee.
However, in the event that the Company’s TSR is negative for the applicable PSU award’s performance and the payment otherwise would have been above 100% of target, the payout of each such PSU Award will be decreased by 10% (but not below the target award amount).

52	2026 PROXY STATEMENT

PSU Performance Metrics	Relative TSR Hurdles		LTIP Payout Levels		Modifier for PSU Awards To NEOs

Relative TSR vs. FTSE Nareit Lodging Resorts Index (Constituents with Market Cap > $1B)	Threshold:	25th Percentile	Threshold:	25%	PSU award payout decreased by 10% if the Company’s TSR is negative for the applicable performance period
	Target:	50th Percentile	Target:	100%
	Maximum:	80th Percentile	Maximum:	200%

In the event of a participant’s termination of employment (i) without cause, due to retirement or due to death or disability, a prorated amount of the PSUs will vest based on the actual days worked from the award grant date until the
NEO’s employment termination date (and calculated based on actual performance through the end of the Performance
Period) and (ii) without cause within 12 months following a change in control, the PSUs will vest based on actual performance through the end of the Performance Period and will not be prorated based on actual days worked during the
Performance Period, provided that if the PSUs are not substituted or assumed following a change in control, then the
PSUs will vest on the day immediately prior to the consummation of such change in control based on actual performance through such day. With respect to the Chief Executive Officer’s PSU awards, the vesting upon termination of employment will be as set forth in the CEO Employment Agreement, as described below. After the end of the
Performance Period once the Committee has determined total stockholder return performance and the actual number of
PSUs that have vested based on such performance, participants will receive accrued dividends on the shares underlying the vested PSUs based on each regular cash dividend declared on the Company’s common stock during the Performance
Period.
2025 Target LTIP Awards
The following table presents the dollar value of the LTIP awards granted to each NEO in February 2025, including for each NEO the specific threshold, target and high PSU opportunities, the value of the RSAs granted and the Aggregate Target Value. PSU awards are denominated in units that convert into shares of our common stock upon vesting (rather than being denominated as a dollar value). As a result, the actual value received by the NEO upon vesting will take into account the value of our common stock at such time.

	Performance-based PSUs			Time-based RSAs ($)	LTIP Award Aggregate Target Value ($)
Name	Threshold ($)	Target ($)	High ($)

Thomas J. Baltimore, Jr.	1,056,250	4,225,000	8,450,000	2,275,000	6,500,000
Sean M. Dell’Orto	256,419	1,025,675	2,051,349	683,783	1,709,458
Carl A. Mayfield	155,017	620,067	1,240,134	413,378	1,033,445
Thomas C. Morey	205,135	820,540	1,641,079	547,026	1,367,566
Nancy M. Vu	140,924	563,698	1,127,396	375,798	939,496

2026 PROXY STATEMENT	53

2024 and 2025 Vesting of Previously-Granted PSUs Pursuant to Annual LTIP Awards

RELATIVE TSR PERFORMANCE-BASED LTIP AWARD STATUS
	Through December 31, 2025
LTIP Performance Period and Metrics	2022	2023	2024	2025	2026	2027	Status	% Payout
2022-2024 LTIP
Relative TSR vs Nareit Lodging/Resorts Index	100% Completed						Just Below Target	99%

2023-2025 LTIP
Relative TSR vs Nareit Lodging/Resorts Index		100% Completed					Maximum	200%

2024-2026 LTIP
Relative TSR vs Nareit Lodging/Resorts Index			67% Completed				Tracking below target	38%

2025-2027 LTIP
Relative TSR vs Nareit Lodging/Resorts Index				33% Completed			Tracking below threshold	0%

Note: Relative TSR is measured against all companies that comprise the FTSE Nareit Lodging/Resorts Peer Group.
2022-2024 PSU Awards: In January 2025, the Committee reviewed and certified achievement of the PSU TSR metric for the
2022-2024 PSU awards granted as a component of the 2022 annual LTIP awards. These 2022-2024 PSU awards had a TSR performance period that commenced on January 1, 2022 and ended on December 31, 2024. Relative TSR for this 3-year performance period was at the 49.6th percentile, which is just below the target level. Consequently, 99% of the target number of
2022-2024 PSU awards granted in February 2022 were earned.
2023-2025 PSU Awards: In January 2026, the Committee reviewed and certified achievement of the PSU TSR metric for the
2023-2025 PSU awards granted as a component of the 2023 annual LTIP awards. These 2023-2025 PSU awards had a TSR performance period that commenced on January 1, 2023 and ended on December 31, 2025. Relative TSR for this 3-year performance period was at the 94.4th percentile, which is at the maximum level of achievement. Consequently, 200% of the target number of 2023-2025 PSU awards granted in February 2023 were earned.
The PSU awards granted as a component of the annual LTIP awards in fiscal years 2024 and 2025 are currently projecting achievement at the below target and below threshold, respectively.
2026 COMPENSATION ACTIONS
In February 2026, following recommendations from FPC in order to better align the Company’s executive compensation program to its peer group’s programs, the Committee approved the following changes to the Company’s LTIP for fiscal year 2026:
•amended the form of PSU awards to provide for an additional performance metric with respect to each fiscal year’s PSU award starting in 2026, with 75% of such PSU awards vesting based on the PSU TSR metric and 25% of such PSU awards vesting based on the Company’s total RevPAR growth relative to the total RevPAR growth of the FTSE Nareit
Lodging/Resorts Peer Group;
•amended the LTIP to increase the relative RSA portion of the annual equity grant made to each NEO (other than the
CEO) and decrease the relative PSU portion of such award so that 50% of such participant’s aggregate annual target value will be granted in the form of RSAs and 50% will be granted in the form of PSUs;
•increased the Aggregate Target Value under the LTIP to (i) at least $7,000,000 for Mr. Baltimore and (ii) up to 350% of base salary for each Executive Vice President; and
•approved a grant under the LTIP for fiscal year 2026 to Mr. Baltimore with an Aggregate Target Value of $7,000,000.
In February 2026, the Committee also approved the following changes to the Company’s STIP:
•with respect to Mr. Baltimore, increasing the threshold, target and maximum amounts of Mr. Baltimore’s bonus from
87.5%, 175% and 350%, respectively, of his base salary (with the Committee having discretion to set higher threshold or

54	2026 PROXY STATEMENT
maximum amounts) to 112.5%, 225% and 450%, respectively, of his base salary (with the Committee continuing to have discretion to set higher threshold or maximum amounts); and
•with respect to Executive Vice Presidents of the Company, increasing the target amount of the bonus from up to 100% of each such Executive Vice President’s base salary (with the Committee having discretion to set the actual amount) to up to 125% of base salary (with the Committee continuing to have discretion to set the actual amount).
In addition, in February 2026, the Committee approved increasing the annual base salaries for each NEO (other than the CEO)
starting in February 2026. See “—Compensation Framework – 2025 Actual Base Salaries” for further information.
The Committee made no other significant changes to the 2026 executive compensation program.
CEO EMPLOYMENT AGREEMENT
We have an employment agreement with our Chief Executive Officer, pursuant to which he is entitled to receive severance benefits in connection with certain terminations of employment and we are provided with the protections of certain restrictive covenants. The material terms of this agreement are described below in the section entitled “Compensation Tables—Narrative to
Summary Compensation Table and Grants of Plan-Based Awards Table—CEO Employment Agreement.”

2026 PROXY STATEMENT	55
OTHER COMPENSATION PROGRAM ELEMENTS
Other Benefits and Perquisites
We maintain medical and dental insurance, accidental death insurance and disability insurance for all of our employees.
Executives are generally eligible to participate in the same welfare benefit plans as our other employees. However, in fiscal year
2020, the Company adopted a new flexible paid time off policy applicable to the Company’s executive committee members
(exclusive of Mr. Baltimore whose paid time off arrangements are set forth in his CEO Employment Agreement) that sets no specific limit for paid time off, resulting in paid time off no longer being accrued for such officers.
Additionally, our executives may participate in hotel operator-sponsored arrangements and programs, which depending on the hotel operator’s program may include discounted rates, guaranteed room access, room upgrades, a dedicated reservation line and discounted food and beverage. We also provide our executive officers with the opportunity for an annual physical examination at our expense. We also may pay for or reimburse our executives for insurance covering losses they may suffer as a result of their service as Company executives.
Severance Benefits
In April 2017, the Committee adopted and approved the Park Hotels & Resorts Inc. Executive Severance Plan (the “Executive
Severance Plan”) for employees of the Company at the level of senior vice president and above as designated for participation by the Committee. Each of the NEOs has been designated by the Committee as a participant of the Executive Severance Plan, other than the Chief Executive Officer whose severance arrangements are governed by the terms of the CEO Employment Agreement.
For a further description of the Chief Executive Officer’s severance and change in control terms, see the discussion under the caption “Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—CEO
Employment Agreement.”
The Executive Severance Plan sets forth the terms for payment of severance and other benefits to participants in the event of a termination of employment with the Company under certain circumstances. In the event of a termination of employment “without cause” (other than due to death or disability) or for “good reason” (each as defined in the Executive Severance Plan), the participant is entitled to the following payments and benefits:
•A cash payment, payable in a single lump sum payment, equal to 2.0x (for executive vice presidents) or 1.5x (for senior vice presidents who are also members of the Company’s Executive Committee) the sum of the participant’s annual base salary and his or her average annual bonus for the most recent two fiscal years (or one fiscal year if applicable). A participant who was not eligible for a bonus in the prior fiscal year will remain eligible to receive an actual bonus for the year of termination (prorated for the actual period of service during such year).
•The vesting of the participant’s outstanding equity and equity-based awards in accordance with the 2017 Omnibus
Incentive Plan (or any successor plan) and applicable award agreements. A participant’s termination of employment for good reason will be treated as a termination by the Company without cause under the 2017 Omnibus Incentive Plan (or any successor plan) and applicable award agreement.
•A cash amount equal to the difference between the participant’s monthly COBRA premium cost and the monthly contribution paid by similarly situated active Company executives for the same coverage, payable in equal installments over a twelve-month period following the participant’s termination date. These payments will cease earlier than the expiration of such twelve-month period if the participant becomes eligible to receive group health coverage from another employer or ceases to be eligible to receive COBRA coverage.
•A cash payment of the participant’s accrued pay through the date of termination.
Receipt of all severance payments and benefits under the Executive Severance Plan is contingent upon the NEO complying with various requirements, including non-solicitation and non-competition obligations to the Company (which apply for a period of twelve-months following the NEO’s termination of employment) and the NEO’s timely execution and delivery to the Company of an effective release of claims. Subject to certain exceptions, the Company shall pay or commence providing all severance benefits within 10 days following the effectiveness of the required release of claim.

56	2026 PROXY STATEMENT
Stock Ownership Policy

Named Executive Officer	Stock Ownership Requirement (Multiple of Base Salary)	Value of Stock Ownership Towards Requirement (as of February 27, 2026)(1)	Actual Stock Ownership as Multiple of Base Salary

Thomas J. Baltimore, Jr.	6x	$22,426,991	22.4x
Sean M. Dell’Orto	3x	$6,964,469	13.9x
Carl A. Mayfield	3x	$3,514,534	7.4x
Thomas C. Morey	3x	$4,792,184	9.6x
Nancy M. Vu	3x	$2,325,921	6.2x

(1)  As required under the policy, the Value of Stock Ownership is calculated using the average NYSE closing price of Park’s common stock during the last calendar year.  For calendar year 2025, the average closing price for Park’s common stock was $11.18.

Our minimum stock ownership guidelines
require each executive officer to maintain
equity investment in the Company based
upon a multiple (six times, in the case of
the Chief Executive Officer, and three
times, in the case of all other executive
officers) of his or her base salary, subject
to a catch-up period to account for salary
increases. For purposes of this
requirement, an executive officer’s
holdings include shares held directly or
indirectly, individually or jointly; shares
underlying unvested time-vesting
restricted stock; and shares held under a
deferral or similar plan. However, an
executive officer’s unvested PSUs do not
count towards their holdings for purposes
of this stock ownership requirement. Each executive officer is expected to meet this ownership requirement within five years of the later of (a) February 23, 2017 (i.e., the date on which the Company made its first broad-based equity incentive grants following the Spin-off) or (b) the date he or she first becomes subject to this stock ownership policy.
As of February 27, 2026, all of our executive officers satisfied, exceeded or were on track to meet these requirements within the requisite time period.
Clawback Policy
We originally adopted an incentive compensation clawback policy in 2017. In October 2023, our Board adopted an updated incentive compensation clawback policy that complies with the then-recently enacted SEC rules and NYSE listing standards. The policy requires the Company to recoup incentive-based compensation from our NEOs in the event the Company issues an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws, to the extent such incentive-based compensation received by the individual exceeds the amount the individual would have received based on the restated financial statements. Compensation may also be recouped from certain other officers of the Company under these circumstances under the policy.
No Pledging Policy
The Company maintains a policy that prohibits independent directors and executive officers from purchasing any Company securities on margin, borrowing against Company securities held in margin accounts or pledging Company securities as collateral for a loan.
No Hedging Policy
The Company maintains a policy that prohibits directors and executive officers from completing any short sales of Company securities or from purchases or sales of puts, calls or other derivative instruments or securities based on the Company’s securities.
Insider Trading Policy
The Company maintains an Insider Trading Policy that governs the purchase, sale, and/or other disposition of the Company’s securities by directors, executive officers and associates. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. A copy of our Securities Trading Policy was filed as Exhibit 19 to our 2025 Annual Report. Transactions by the Company in its own securities are monitored by internal and external legal counsel for compliance with applicable securities laws.
Timing of Certain Equity Awards
The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like awards as part of its compensation program. The Company does not time the disclosure of material non-public information, or the granting of equity awards, for the purpose of impacting the value of executive compensation.
Tax Implication on Executive Compensation
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally limits the deductibility of annual compensation over
$1 million for any of the Company’s “covered employees,” which includes the Company’s principal executive officer, principal financial officer, the three other most highly paid officers and any officer that was a “covered employee” for any preceding

2026 PROXY STATEMENT	57
taxable year beginning after December 31, 2016. The Committee believes it is appropriate to retain the flexibility to authorize payments of compensation that may not qualify for deductibility under Section 162(m) if, in the Committee’s judgment, it is in the Company’s best interest to do so. Accordingly, the Committee has awarded, and may continue to award, compensation as it considers appropriate that does not qualify for deductibility under Section 162(m).
COMPENSATION RISK REVIEW
The Committee reviewed and considered risks arising from the Company’s compensation policies and practices for its associates.
This review included consideration of the following specific elements of the Company’s executive compensation policies and procedures:
•the executive compensation program is structured as a balanced mix among salary, cash bonus and equity;
•the STIP is based upon pre-existing, defined goals with specified metrics;
•the LTIP is based upon pre-existing, defined goals evaluating performance over a three-year period;
•the STIP and LTIP contain multiple financial targets; the 2025 STIP financial performance goals were separated into two phases in February 2025 to better reflect Park’s evolving business priorities in 2025 due to the continuing uncertainty from evolving macro-economic factors (including elevated inflation and interest rates, potential economic slowdown or recession and geopolitical conflicts or trends);
•the STIP and LTIP performance goals include both absolute and relative-to-peer performance;
•the STIP annual goals balance financial and non-financial performance goals;
•the STIP and LTIP performance goals include achievement against both single-year and multi-year metrics;
•the STIP and LTIP, as implemented and approved annually by the Committee, include maximum payouts at each executive level;
•STIP and LTIP awards are not determined on an “all or nothing” basis, but rather on a graduated basis against stated
targets;
•the Company has safeguards against paying executives excessive amounts, including making grants on an annual basis based on a comprehensive review of performance and market practice;
•the executive compensation program mandates stock ownership by executive officers;
•the executive compensation program includes an appropriate “clawback policy” to recoup overpayments of incentive-
based compensation erroneously awarded and paid to current and former officers in connection with an accounting restatement; and
•the Committee retains discretion to adjust STIP payouts as warranted by circumstances.
Following this review, the Committee concluded that any risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company at this time.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of our Committee is or has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Committee.
COMPENSATION COMMITTEE REPORT
The Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and
Analysis section of this report. Based upon this review and discussion, the Committee recommended to the Board that this
Compensation Discussion and Analysis section be included in this Proxy Statement.
Respectfully submitted,
The Compensation & Human Capital Committee of the Board
Thomas D. Eckert (Chairman)
Geoffrey M. Garrett
Christie B. Kelly
Timothy J. Naughton
Stephen I. Sadove

58	2026 PROXY STATEMENT
COMPENSATION
TABLES

2025 SUMMARY COMPENSATION TABLE
The following table summarizes the total compensation earned by each of our NEOs for the fiscal years ended December 31,
2025, 2024 and 2023.

Name and Principal Position				Stock Awards (1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)
	Year	Salary ($)	Bonus ($)					Total ($)

Thomas J. Baltimore, Jr.	2025	1,100,000	—	5,967,307	—	2,661,505	600	9,729,412
President and Chief Executive Officer	2024	1,100,000	—	6,462,611	—	2,835,621	960	10,399,192
	2023	1,000,000	—	7,389,520	—	2,440,734	960	10,831,214
Sean M. Dell’Orto	2025	621,621	—	1,580,142	—	902,096	14,600	3,118,459
Executive Vice President, Chief Financial Officer and Treasurer(4)	2024	600,600	—	1,703,508	—	919,879	14,760	3,238,747
	2023	572,000	—	1,987,003	—	836,241	18,029	3,413,273
Carl A. Mayfield	2025	590,540	—	955,263	—	856,991	14,600	2,417,394
Executive Vice President, Design and Construction	2024	570,570	—	1,029,840	—	873,885	14,760	2,489,055
	2023	543,400	—	1,201,224	—	794,429	14,160	2,553,213
Thomas C. Morey	2025	621,621	—	1,264,102	—	777,772	18,350	2,681,845
Executive Vice President and Chief Investment Officer	2024	600,600	—	1,362,798	—	859,819	18,510	2,841,727
	2023	572,000	—	1,589,605	—	779,041	17,910	2,958,556
Nancy M. Vu	2025	536,855	—	868,421	—	779,084	14,600	2,198,960
Executive Vice President and General Counsel	2024	518,700	—	936,208	—	742,571	14,760	2,212,239
	2023	494,000	—	1,092,028	—	722,208	14,148	2,322,384
(1)The amounts shown in the Stock Awards column reflect the aggregate grant date fair value of awards of RSAs and PSUs, as computed in accordance with
FASB ASC Topic 718, using the assumptions discussed in Note 11 (“Share-Based Compensation”) of the consolidated financial statements included in our
Annual Report on Form 10-K for the year ended December 31, 2025. The grant date fair value of the RSAs is determined using the fair value of the underlying common stock on the grant date. The grant date fair value of the PSUs is based upon the probable outcome of the applicable performance conditions and is reported at target level. Based upon the assumption that the maximum level of performance will be achieved for the PSUs granted in
2025, the value of such PSUs would be $7,384,639 for Mr. Baltimore, $1,792,720 for Mr. Dell’Orto, $1,083,770 for Mr. Mayfield, $1,434,172 for
Mr. Morey and $985,249 for Ms. Vu. For additional information on the RSAs and PSUs granted to our NEOs in fiscal year 2025 as part of annual LTIP awards, see “Compensation Discussion and Analysis —Compensation Framework —Long-Term Incentive —2025 Target LTIP Awards.”
(2)The amounts shown in the Non-Equity Incentive Plan Compensation column for fiscal year 2025 reflect the cash award that each NEO earned in fiscal year 2025 that was paid in February 2026. For additional information on these cash awards, see “Compensation Discussion and Analysis —Compensation
Framework —Short-Term Incentive —2025 Actual STIP Awards.”
(3)The amounts shown in the All Other Compensation column for the fiscal year ended December 31, 2025 reflect: (i) for Mr. Baltimore, group term life insurance premiums valued at $600.08; (ii) for Mr. Dell’Orto, group term life insurance premiums valued at $600.08, and our matching contributions under the Company’s 401(k) plan of $14,000; (iii) for Mr. Mayfield, group term life insurance premiums valued at $600.08 and our matching contributions under the Company’s 401(k) plan of $14,000; (iv) for Mr. Morey, group term life insurance premiums valued at $600.08, and our matching contributions under the Company’s 401(k) plan of $14,000, and an annual executive physical reimbursed at $3,750; and (v) for Ms. Vu, group life insurance premiums valued at $600.08 and our matching contributions under the Company’s 401(k) plan of $14,000.
(4)In addition to his other titles, Mr. Dell’Orto was appointed Chief Operating Officer of the Company in February 2026.

2026 PROXY STATEMENT	59
2025 GRANTS OF PLAN BASED AWARDS TABLE
The following table sets forth information regarding grants of plan-based awards to each of our NEOs for the fiscal year ended
December 31, 2025.

		Estimated Future Payouts(1) Under Non-Equity Incentive Plan Awards			Estimated Future Payouts (2) Under Equity Incentive Plan Awards			All Other Stock Awards: Number or Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Thomas J. Baltimore, Jr.
Annual STIP Award		962,500	1,925,000	3,850,000
Annual LTIP RSAs	2/13/25							178,151	2,274,988
Annual LTIP PSUs	2/13/25				82,713	330,853	661,706		3,692,319
Sean M. Dell’Orto
Annual STIP Award		310,811	621,621	1,243,242
Annual LTIP RSAs	2/13/25							53,546	683,782
Annual LTIP PSUs	2/13/25				20,080	80,319	160,638		896,360
Carl A. Mayfield
Annual STIP Award		295,270	590,540	1,181,080
Annual LTIP RSAs	2/13/25							32,371	413,378
Annual LTIP PSUs	2/13/25				12,139	48,556	97,112		541,885
Thomas C. Morey
Annual STIP Award		310,811	621,621	1,243,242
Annual LTIP RSAs	2/13/25							42,836	547,016
Annual LTIP PSUs	2/13/25				16,064	64,255	128,510		717,086
Nancy M. Vu
Annual STIP Award		268,428	536,855	1,073,710
Annual LTIP RSAs	2/13/25							29,428	375,796
Annual LTIP PSUs	2/13/25				11,036	44,142	88,284		492,625
(1)Reflects the possible payouts of cash incentive compensation under the STIP. The actual amounts that were paid to the NEOs are set forth in the “Non-
Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table. See “Compensation Discussion and Analysis —Compensation
Framework —Short-Term Incentive —2025 Actual STIP Awards” above.
(2)The amounts reported in the Estimated Future Payouts Under Equity Incentive Plan Awards column represent the possible number of PSUs that may vest based upon the level of achievement of the applicable performance measures. As described in further detail under the section entitled “Compensation
Discussion and Analysis —Compensation Framework —Long-Term Incentive,” the PSUs granted as part of the annual LTIP awards have a three-year performance period and vest based on the PSU TSR metric. For fiscal year 2025, threshold assumes that 25% of the total value of the PSUs awarded vest, target assumes that 100% of the total value of the PSUs awarded vest and maximum assumes that 200% of the total value of the PSUs awarded vest.
(3)The amounts reported in the All Other Stock Awards: Number of Shares of Stock or Units column represent the number of time vesting RSAs granted to the NEOs pursuant to the annual LTIP awards. The annual LTIP RSAs vest ratably on each of the first three anniversaries of the grant date.
(4)The amounts reported in the Grant Date Fair Value of Stock and Option Awards column show the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, using the assumptions discussed in Note 11 (“Share-Based Compensation”) of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The grant date fair value of the RSAs is determined using the fair value of the underlying common stock on the grant date. The grant date fair value of the PSUs is based upon the probable outcome of the applicable performance conditions and is reported at target level.

60	2026 PROXY STATEMENT
NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
The following discussion should be read in conjunction with (i) the “2025 Summary Compensation Table” and the “2025 Grants
of Plan-Based Awards Table,” as well as the footnotes to such tables, and (ii) the disclosure under the caption “Compensation
Discussion and Analysis” above.
CEO Employment Agreement
On April 26, 2016, the Company entered into a CEO Employment Agreement with Mr. Baltimore. The CEO Employment
Agreement provided for an initial four-year employment term ending on May 16, 2020, which term automatically extends by one year at the end of the then-current term unless either party provides at least 90 days advance notice of non-renewal. Consistent with the foregoing, the employment agreement will now extend through May 16, 2026. Under the terms of the CEO Employment
Agreement, Mr. Baltimore was entitled to receive an initial annual base salary of no less than $1,000,000. In February 2025, the
Committee approved an annual base salary for 2025 for Mr. Baltimore of $1,100,000. During the employment term, he is also eligible to receive an annual cash bonus of no less than 150% of his annual base salary (the “target annual bonus”) if target performance objectives are achieved, 75% of his annual base salary if threshold performance objectives are achieved and 225% of his annual base salary if maximum performance objectives are achieved. In January 2019, the Committee determined to provide
Mr. Baltimore a higher bonus range high end (300% of base salary), beginning in 2019. In February 2020, the Committee determined to increase Mr. Baltimore’s target, threshold and maximum annual bonus amounts beginning in 2020 to 175% of his annual base salary if target performance objectives are achieved, 87.5% of his annual base salary if threshold performance objectives are achieved and 350% of his annual base salary if maximum performance objectives are achieved.  In February 2026, the Committee determined to again increase Mr. Baltimore’s target, threshold and maximum annual bonus amounts beginning in
2026 to 225% of his annual base salary if target performance objectives are achieved, 112.5% of his annual base salary if threshold performance objectives are achieved and 450% of his annual base salary if maximum performance objectives are achieved.
During the employment term, Mr. Baltimore is eligible to participate in the Company’s LTIP. Mr. Baltimore is entitled to receive an annual grant of long-term equity-based incentive awards with a target value of no less than $3,500,000 (based on the grant date fair market value of the common stock awarded). In February 2025, the Committee determined to provide Mr. Baltimore with a grant under the LTIP for fiscal year 2025 with an Aggregate Target Value of $6,500,000, which is beyond the minimum under the
CEO Employment Agreement, with 35% of such fiscal year 2025 award consisting of RSAs and 65% consisting of PSUs. In
February 2026, the Committee determined to provide Mr. Baltimore with a grant under the LTIP for fiscal year 2026 with an
Aggregate Target Value of $7,000,000.
Mr. Baltimore is also entitled to participate in all employee benefit plans, programs and arrangements made available to our other executive officers generally. If Mr. Baltimore’s employment is terminated without “cause” (other than due to death or
“disability”), by him for “good reason” (as each such term is defined in the CEO Employment Agreement), or due to our non-
renewal of the employment term, he will be entitled to receive (1) all accrued but unpaid amounts (including, accrued but unpaid salary through the date of termination, any accrued but unpaid annual cash bonus and any unpaid or unreimbursed expenses)
(collectively, the “Accrued Rights”), (2) a lump sum cash severance payment in an amount equal to 2.99 times the sum of his annual base salary and target annual bonus then in effect, (3) subject to his election of COBRA continuation coverage, payment for a period of 12 months following the termination date (subject to earlier termination in certain cases) of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage and (4) accelerated vesting of any then-held unvested time-based restricted stock and unvested stock options and a prorated portion of the target number of any then-held unvested PSUs and performance shares, provided that such target number will not be prorated if the termination occurs within 12 months following a “change in control” (as defined in the CEO
Employment Agreement). Mr. Baltimore is entitled to the foregoing, in each case, subject to his execution and non-revocation of a release of claims and continued compliance with non-compete and non-solicitation covenants for 18 months following his termination and non-disparagement and confidentiality covenants at all times following his termination. If Mr. Baltimore’s employment terminates due to death or disability, he will be entitled to receive (1) any Accrued Rights, (2) a prorated portion of the annual cash bonus that he would have otherwise been entitled to receive had his employment not terminated and
(3) accelerated vesting of any then-held unvested time-based restricted stock and unvested stock options and a prorated portion of the target number of any then-held unvested PSUs and performance shares. The CEO Employment Agreement also provides that payments and benefits to be delivered in connection with this agreement will be either delivered in full or to such lesser extent as would result in no portion of such payments and benefits being subject to the excise taxes imposed by the golden parachute rules of Section 4999 of the Internal Revenue Code, whichever of the foregoing amounts, after taking into account all applicable taxes, results in the greatest amount of such payments and benefits to Mr. Baltimore on an after-tax basis.

2026 PROXY STATEMENT	61
Equity Awards
The equity awards granted to our NEOs during 2025 that appear in the tables above were granted pursuant to the LTIP, which is described further in the Compensation Discussion and Analysis section under the caption “Compensation Discussion and Analysis
—Compensation Framework —Long-Term Incentive.”
2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding outstanding equity awards for each of our NEOs as of December 31, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1) ($)

Thomas J. Baltimore, Jr.	2/13/25	—	—	—	—	178,151(2)	1,863,459	—	—
	2/13/25	—	—	—	—	—	—	82,713(5)	865,181
	2/22/24	—	—	—	—	89,799(3)	939,298	—	—
	2/22/24	—	—	—	—	—	—	250,153(6)	2,616,600
	2/16/23	—	—	—	—	48,401(4)	506,274	—	—
Sean M. Dell’Orto	2/13/25	—	—	—	—	53,546(2)	560,091	—	—
	2/13/25	—	—	—	—	—	—	20,080(5)	210,034
	2/22/24	—	—	—	—	27,121(3)	283,686	—	—
	2/22/24	—	—	—	—	—	—	61,021(6)	637,280
	2/16/23	—	—	—	—	15,132(4)	158,281	—	—
	2/18/16	14,079	—	18.91	2/18/26	—	—	—	—
Carl A. Mayfield	2/13/25	—	—	—	—	32,371(2)	338,601	—	—
	2/13/25	—	—	—	—	—	—	12,139(5)	126,974
	2/22/24	—	—	—	—	16,396(3)	171,502	—	—
	2/22/24	—	—	—	—	—	—	36,890(6)	385,869
	2/16/23	—	—	—	—	9,148(4)	95,688	—	—
Thomas C. Morey	2/13/25	—	—	—	—	42,836(2)	448,065	—	—
	2/13/25	—	—	—	—	—	—	16,064(5)	168,027
	2/22/24	—	—	—	—	21,696(3)	226,940	—	—
	2/22/24	—	—	—	—	—	—	48,817(6)	510,626
	2/16/23	—	—	—	—	12,106(4)	126,629	—	—
Nancy M. Vu	2/13/25	—	—	—	—	29,428(2)	307,817	—	—
	2/13/25	—	—	—	—	—	—	11,036(5)	115,431
	2/22/24	—	—	—	—	14,905(3)	155,906	—	—
	2/22/24	—	—	—	—	—	—	33,536(6)	350,787
	2/16/23	—	—	—	—	8,317(4)	86,996	—	—
(1)Amounts reported are based on the closing price of Park’s common stock on the NYSE as of December 31, 2025 ($10.46), multiplied by the number of such unvested shares or units reported in the table.
(2)Represents 2025 LTIP awards granted as RSAs that vest ratably on each of the first three anniversaries of the grant date.
(3)Represents 2024 LTIP awards granted as RSAs that vest ratably on each of the first three anniversaries of the grant date.
(4)Represents 2023 LTIP awards granted as RSAs that vest ratably on each of the first three anniversaries of the grant date.
(5)Represents the PSU portion of the 2025 LTIP award that the respective NEO would vest in based on achieving the threshold level of performance. The
PSUs have a three-year performance period commencing on January 1, 2025, and vest based on the PSU TSR metric. At December 31, 2025, our PSU TSR metric performance related to the 2025 LTIP award would have achieved at lower than threshold level. The actual number of PSUs that will be distributed is not yet determinable.
(6)Represents the PSU portion of the 2024 LTIP award that the respective NEO would vest in based on achieving the target level of performance. The PSUs have a three-year performance period commencing on January 1, 2024, and vest based on the PSU TSR metric. At December 31, 2025, our PSU TSR metric performance related to the 2024 LTIP award would have achieved at lower than target level. The actual number of PSUs that will be distributed is not yet determinable.

62	2026 PROXY STATEMENT
2025 OPTION EXERCISES AND STOCK VESTED
The following table provides information regarding the number of stock options that were exercised by our NEOs and the number of PSUs and RSAs that vested during the fiscal year ended December 31, 2025 and the value realized upon such vesting.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (1) (#)	Value Realized on Vesting (2) ($)

Thomas J. Baltimore, Jr.	—	—	665,693	7,246,833
Sean M. Dell’Orto	—	—	175,771	1,927,367
Carl A. Mayfield	—	—	106,260	1,165,164
Thomas C. Morey	—	—	140,617	1,541,896
Nancy M. Vu	—	—	93,748	1,023,446
(1)Represents for:
•Mr. Baltimore, the 48,401 RSAs that vested February 16, 2025, the 44,899 RSAs that vested on February 22, 2025, the 33,073 RSAs that vested on
February 24, 2025, and the 539,320 PSUs that vested on December 31, 2025;
•Mr. Dell’Orto, the 15,132 RSAs that vested February 16, 2025, the 13,560 RSAs that vested on February 22, 2025, the 10,889 RSAs that vested on
February 24, 2025,  and the 136,190 PSUs that vested on December 31, 2025;
•Mr. Mayfield, the 9,148 RSAs that vested February 16, 2025, the 8,197 RSAs that vested on February 22, 2025, the 6,583 RSAs that vested on
February 24, 2025, and the 82,332 PSUs that vested on December 31, 2025;
•Mr. Morey, the 12,106 RSAs that vested February 16, 2025, the 10,848 RSAs that vested on February 22, 2025, the 8,711 RSAs that vested on
February 24, 2025, and the 108,952 PSUs that vested on December 31, 2025; and
•Ms. Vu, the 8,316 RSAs that vested February 16, 2025, the 7,452 RSAs that vested on February 22, 2025, the 3,132 RSAs that vested on February 24,
2025, and the 74,848 PSUs that vested on December 31, 2025.
(2)Amounts reported are based on the closing price of Park’s common stock on the NYSE on the applicable vesting date.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table, footnotes and narrative set forth our payment obligations pursuant to the compensation arrangements for each of our NEOs under certain existing plans, agreements and awards, assuming (1) a termination of employment and/or (2) a change in control (“CIC”) (as defined in the CEO Employment Agreement or in the 2017 Omnibus Incentive Plan) occurred, in each case, on December 31, 2025. The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs.
In providing the estimated potential payments below, we have assumed that there are no (1) accrued but unpaid salary and annual bonuses amounts outstanding or (2) unpaid reimbursements for expenses incurred prior to the date of termination.
Because the disclosures in the table assume the occurrence of a termination or CIC as of a particular date and under a particular set of circumstances and therefore make a number of important assumptions, the actual amount to be paid to each of our NEOs upon a termination or CIC may vary significantly from the amounts included herein. Factors that could affect these amounts include the timing during the year of any such event, the continued availability of benefit policies at similar prices and the type of termination event that occurs.

2026 PROXY STATEMENT	63

Name	Benefit	Termination by Company without Cause or by NEO for Good Reason ($)	Termination by Company for Cause or by Executive without Good Reason ($)	Termination within 12 Months Following CIC ($)	Termination due to Death or Disability ($)

Thomas J. Baltimore, Jr.(1)
	Cash Severance	9,044,750(2)	—	9,044,750(2)	1,925,000(3)
	Equity Awards(4)	6,207,790	—	9,386,354	6,207,790
	Continuation of Benefits	27,988(5)	—	27,988(5)	—
	Total Value of Benefits	15,280,528	—	18,459,092	8,132,790
Sean M. Dell’Orto(6)
	Cash Severance(7)	3,065,217	—	3,065,217	621,621
	Equity Awards(8)	1,084,441	—	2,480,474	1,134,544
	Continuation of Benefits(9)	24,824	—	24,824	—
	Total Value of Benefits	4,174,482	—	5,570,515	1,756,165
Carl A. Mayfield(6)
	Cash Severance(7)	2,911,956	—	2,911,956	590,540
	Equity Awards(8)	655,591	—	1,499,556	685,883
	Continuation of Benefits(9)	27,988	—	27,988	—
	Total Value of Benefits	3,595,535	—	4,439,500	1,276,423
Thomas C. Morey(6)
	Cash Severance(7)	2,880,833	—	2,880,833	621,621
	Equity Awards(8)	867,552	—	1,984,367	907,635
	Continuation of Benefits(9)	27,988	—	27,988	—
	Total Value of Benefits	3,776,373	—	4,893,188	1,529,256
Nancy M. Vu(6)
	Cash Severance(7)	2,595,365	—	2,595,365	536,855
	Equity Awards(8)	595,990	—	1,363,231	623,521
	Continuation of Benefits(9)	24,722	—	24,722	—
	Total Value of Benefits	3,216,077	—	3,983,318	1,160,376
(1)In relation to Mr. Baltimore, the above table summarizes the severance benefits that would have been owed to him pursuant to the terms of the CEO
Employment Agreement if his employment had terminated under certain circumstances. For a further description of such benefits, see “Narrative to
Summary Compensation Table and Grants of Plan-Based Awards Table—CEO Employment Agreement.”
(2)Under the terms of the CEO Employment Agreement, Mr. Baltimore would have been entitled to receive a cash severance amount equal to 2.99 times the sum of his base salary and target annual cash incentive opportunity, paid in a lump sum.
(3)Under the terms of the CEO Employment Agreement, Mr. Baltimore would have been entitled to receive a prorated portion of the annual cash bonus that he would have otherwise been entitled to receive had his employment not terminated. Assuming his termination occurred on December 31, 2025, he would have been entitled to receive the full amount of the annual cash bonus that he would have otherwise been entitled to receive had his employment not terminated.
(4)Under the terms of the CEO Employment Agreement, Mr. Baltimore is entitled to accelerated vesting of any then-held unvested time-based restricted stock and unvested stock options and a prorated portion of the target number of any then-held unvested PSUs and performance shares, provided that such target number will not be prorated if the termination occurs within 12 months following a CIC. Amounts in the above table represent the value of the acceleration of any unvested RSAs and PSUs, assuming the acceleration occurred on December 31, 2025 and based on the closing price of Park’s common stock on the
NYSE as of December 31, 2025 ($10.46).
(5)Under the terms of the CEO Employment Agreement, Mr. Baltimore would have been entitled to receive, subject to his election of COBRA continuation coverage, payment for a period of twelve months following his termination date (subject to earlier termination in certain cases) of an amount equal to the difference between the monthly COBRA premium cost and the monthly contribution paid by active employees for the same coverage.
(6)In relation to Messrs. Dell’Orto, Mayfield and Morey and Ms. Vu, the above table summarizes the severance benefits that would have been owed to him or her pursuant to the terms of our Executive Severance Plan if his or her employment had terminated under certain circumstances. For a further description of such benefits, see “Compensation Discussion and Analysis— Other Compensation Program Elements—Severance Benefits” above.
(7)Under our Executive Severance Plan, whether or not in connection with a CIC, upon a termination by the Company without cause or by the NEO for good reason, (i) Messrs. Dell’Orto, Mayfield and Morey and Ms. Vu would each have been entitled to receive a cash severance amount equal to 2.0x the sum of his or her annual base salary and average annual bonus for the most recent two fiscal years. Under our STIP, upon a termination due to death or disability,
Messrs. Dell’Orto, Mayfield and Morey and Ms. Vu would each have been entitled to receive a prorated portion of his or her target bonus for the fiscal year

64	2026 PROXY STATEMENT
of termination (assuming each NEO’s termination occurred on December 31, 2025, he or she would have been entitled to receive the full amount of his or her target bonus).
(8)Under our Executive Severance Plan, a participant’s outstanding equity and equity-based awards will vest in accordance with the 2017 Omnibus Incentive
Plan (or any successor plan) and applicable award agreements. Amounts represent the value of the acceleration of any unvested RSAs, PSUs and stock options, assuming the acceleration occurred on December 31, 2025 and based on the closing price of Park’s common stock on the NYSE as of
December 31, 2025 ($10.46). Pursuant to the terms of the applicable award agreements:
•RSAs: If the NEO’s employment terminates (i) without cause or due to retirement, in each case after the first anniversary of the grant date, all of the remaining unvested shares will become vested, (ii) without cause within twelve months following a CIC, all of the remaining unvested shares will become vested, or (iii) due to death or disability, a prorated amount of the shares will vest based on the actual days worked during the vesting period.
•PSUs: If the NEO’s employment terminates (i) without cause, due to retirement or due to death or disability, a prorated amount of the PSUs will vest based on the actual days worked from the award grant date until the NEO’s employment termination date (and calculated based on actual performance through the end of the performance period) and (ii) without cause within 12 months following a CIC, the PSUs will vest based on actual performance through the end of the performance period and will not be prorated based on actual days worked during the performance period, provided that if the
PSUs are not substituted or assumed following a CIC, then the PSUs will vest on the day immediately prior to the consummation of such CIC based on actual performance through such day. For purposes of the above table, we have assumed that the target level of performance will be achieved for all outstanding PSUs. In addition to the amounts reported in the table above, each NEO would also be entitled to receive accrued dividends on the shares underlying the vested PSUs based on each dividend declared on the Company’s common stock during the applicable performance period (which amounts are not included herein).
(9)Under our Executive Severance Plan, whether or not in connection with a CIC, Messrs. Dell’Orto, Mayfield and Morey and Ms. Vu would each have been entitled to receive a cash amount equal to the difference between the NEO’s monthly COBRA premium cost and the monthly contribution paid by similarly situated active Company executives for the same coverage, payable in equal installments over a twelve-month period following his or her termination date.
EQUITY COMPENSATION PLAN INFORMATION
The table below presents information regarding compensation plans under which our common stock may be issued to employees and non-employees as compensation under the 2017 Omnibus Incentive Plan or the Director Stock Plan as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	5,008,635	$18.91	4,239,638
Equity compensation plans not approved by security holders	—	—	—
Total	5,008,635	$18.91	4,239,638
(1)In addition to shares issuable upon exercise of stock options, amount also includes 4,986,352 shares that may be issued upon settlement of RSAs and PSUs.
The number of shares to be issued in respect of PSUs outstanding as of December 31, 2025 has been calculated based on the assumption that maximum levels of performance applicable to the PSUs would have been achieved. If target levels of performance applicable to the PSUs would be achieved, the number of shares to be issued upon settlement of PSUs as of December 31, 2025 would be 1,866,254.  At December 31, 2025, our PSU TSR metric performance (i) for PSU awards granted in fiscal year 2023 achieved at maximum level and (ii) for PSU awards granted in fiscal years 2024 and 2025 currently are projecting achievement at the below target and below threshold level, respectively.
(2)The weighted-average exercise price of outstanding options relates solely to stock options, which are the only currently outstanding exercisable security.

2026 PROXY STATEMENT	65
PAY RATIO
Below is (i) the 2025 annual total compensation of our Chief Executive Officer; (ii) the 2025 annual total compensation of our median employee; (iii) the ratio of the annual total compensation of our Chief Executive Officer to that of our median employee;
and (iv) the methodology we used to calculate our CEO pay ratio.

CEO Annual Total Compensation	$9,729,412
2025 Median Employee Annual Total Compensation	$278,403
CEO to Median Employee Pay Ratio	35:1
Methodology
Our CEO pay ratio is calculated in a manner consistent with SEC rules. Our methodology and process is explained below:
•Determined Employee Population. We began with our employee population as of December 31, 2025, including full-
time, part-time, temporary and seasonal workers, employed by Park, but excluding our Chief Executive Officer. As of
December 31, 2025, Park had 89 employees (excluding our Chief Executive Officer).
•Identified the Median Employee. We calculated the annual total compensation of each employee as of December 31,
2025 according to the SEC’s instructions for preparing the Summary Compensation Table. Total compensation for these purposes included base salary, cash incentives and stock grants, and was calculated using internal human resources records. Additionally, we included employer health and welfare insurance contributions and the Company’s 401(k)
match. We then identified the employee with the median compensation from the population of 89 employees. The same method was used to calculate the annual total compensation of each employee in our 2025 Proxy Statement.
•Calculated CEO Pay Ratio. We calculated our Chief Executive Officer’s annual total compensation using the same approach as the median employee and divided our Chief Executive Officer’s annual total compensation by the median employee’s total compensation to determine the pay ratio shown above.
We invest in our employees at all levels at Park by rewarding performance that balances risk and reward, empowering professional growth and development and by offering extensive benefits and programs. See the section entitled “Park
Corporate Responsibility – Social Commitment” on page 5 for additional details.

66	2026 PROXY STATEMENT
PAY VERSUS PERFORMANCE
Pay Versus Performance Tables
The following table sets forth information concerning the compensation actually paid to our Chief Executive Officer and to our other NEOs compared to Company performance for the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the
Compensation Committee views the link between the Company’s performance and its NEOs’ pay. For a discussion of how the
Company views its executive compensation structure, including alignment with Company performance, see the section entitled
“Compensation Discussion and Analysis” beginning on page 37. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Pay for CEO(1)(2)	CAP to CEO(3)	Average Summary Compensation Table Pay for Other NEOs(1)(2)	Average CAP to Other NEOs(3)	Value of Initial Fixed $100 Investment Based on:
					TSR(4)	Peer Group TSR(4)	Net (Loss) Income(5)	Adjusted EBITDA(5)(6)

2025	9,729,412	4,260,244	2,604,165	1,579,056	84.35	137.83	(277)	609
2024	10,399,192	9,198,252	2,695,442	2,478,627	101.00	133.97	226	652
2023	10,831,214	18,048,235	2,811,857	4,093,580	94.52	123.21	106	659
2022	9,390,019	(884,318)	2,384,748	677,877	68.89	108.34	173	606
2021	9,412,399	8,186,274	2,113,771	1,923,908	110.09	143.24	(452)	142
(1)For each year shown, the Chief Executive Officer was Mr. Baltimore and the other NEOs were Messrs. Dell’Orto, Mayfield and Morey and Ms. Vu.
(2)The values reflected in this column reflect the “Total” compensation set forth in the “Compensation Tables – Summary Compensation Table (“SCT”) on
page 58. See the footnotes to the SCT for further detail regarding the amounts in this column.
(3)Compensation actually paid (“CAP”) is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock
Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year;
(v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The following tables reflect the adjustments made to SCT total compensation to compute CAP for our CEO and average CAP for our other NEOs.
Chief Executive Officer

Year	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards	Plus Change in Value of Prior Years Unvested Awards	Plus Value of New Vested Awards	Plus Change in Value of Prior Years Vested Awards	Minus Value of Forfeited Prior Years Awards	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP

2025	9,729,412	(5,967,307)	3,964,376	(2,702,750)	—	(1,871,381)	—	1,107,894	4,260,244
2024	10,399,192	(6,462,611)	5,254,756	(413,227)	—	(387,154)	(236,568)	1,043,864	9,198,252
2023	10,831,214	(7,389,520)	9,815,216	1,960,128	—	2,659,894	—	171,303	18,048,235
2022	9,390,019	(5,878,321)	2,317,708	(5,240,253)	—	16,025	(1,496,772)	7,276	(884,318)
2021	9,412,399	(6,300,489)	5,036,399	(685,665)	—	1,106,671	(778,925)	395,884	8,186,274

2026 PROXY STATEMENT	67
 Other NEOs (Average)

Year	SCT Total Comp	Minus SCT Equity Awards	Plus Value of New Unvested Awards	Plus Change in Value of Prior Years Unvested Awards	Plus Value of New Vested Awards	Plus Change in Value of Prior Years Vested Awards	Minus Value of Forfeited Prior Years Awards	Plus Dividends on Unvested Awards/ Accrued Dividends	Equals CAP

2025	2,604,165	(1,166,982)	790,313	(509,682)	—	(355,688)	—	216,930	1,579,056
2024	2,695,442	(1,258,089)	1,027,952	(83,779)	—	(69,389)	(35,525)	202,015	2,478,627
2023	2,811,857	(1,467,465)	1,929,129	371,332	—	410,101	—	38,626	4,093,580
2022	2,384,748	(1,130,406)	464,671	(850,947)	—	8,940	(200,753)	1,624	677,877
2021	2,113,771	(1,073,739)	878,778	(71,186)	—	174,794	(150,293)	51,783	1,923,908
(4)Reflects the cumulative TSR of the Company and Nareit Equity Index for the year ended December 31, 2021, the two-years ended December 31, 2022, the three years ended December 31, 2023, the four years ended December 31, 2024, and the five years ended December 31, 2025, assuming a $100 investment at the closing price on December 31, 2020 and the reinvestment of all dividends.
(5)Amounts in millions.
(6)See Appendix A for a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP financial measure.
Relationship Between CAP and Performance Measures
The following graphs illustrate the relationship, during the period beginning December 31, 2020 and ending December 31, 2025, of the CAP to our Chief Executive Officer and the average CAP to our other NEOs (each as set forth in the table above), to (i) our cumulative TSR and the cumulative TSR of the constituent companies in the Nareit Equity Index, (ii) our Net Income, and
(iii) our Adjusted EBITDA (in each case as set forth in the table above). We believe the Paid versus TSR graph shows the alignment between (i) the CAP to the CEO and the average CAP to the Other NEOs and (ii) the Company’s performance, which is consistent with our compensation philosophy as described in the Compensation Discussion and Analysis section of this Proxy
Statement.

Compensation Actually Paid versus TSR
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$(2,000,000)
$140
$120
$100
$80
$60
$40
$20
$0
TSR
2020
2021
2022
2023
2024
2025
CAP to CEO
Average CAP to Other NEOs
Park Hotels and Resorts
Nareit Equity Index

68	2026 PROXY STATEMENT

Compensation Actually Paid versus Net Income
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$(2,000,000)
$400
$200
$0
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(1,400)
$(1,600)
Net Income (in millions)
2021
2022
2023
2024
2025
CAP to CEO
Average CAP to Other NEOs
Net Income

Compensation Actually Paid versus Adjusted EBITDA
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$(2,000,000)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$(100)
$(200)
$(300)
Adjusted EBITDA (in millions)
2021
2022
2023
2024
2025
CAP to CEO
Average CAP to Other NEOs
Adjusted EBITDA

2026 PROXY STATEMENT	69
 Financial Performance Measures
As noted above, the Compensation Committee believes that our NEO’s compensation should align such compensation with the
Company’s performance. As such, the Compensation Committee uses a mix of financial performance measures to ensure alignment of our executives’ pay with Company performance. As required by SEC rules, the most important financial performance measures used by the Company in setting pay for performance compensation for the most recently completed fiscal year are set forth in the table below. For a further description of the manner in which these measures, together with certain non-
financial performance measures, determine the amounts of incentive compensation that is paid to our NEOs, see “Compensation
Discussion and Analysis—Compensation Framework” above.

Most Important Financial Performance Measures

Relative TSR
Adjusted EBITDA
Hotel Adjusted EBITDA Margin
Portfolio RevPAR
Net Debt / TTM Adjusted EBITDA

70	2026 PROXY STATEMENT
PROPOSAL 3: RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG

The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the books, records and accounts of the Company for the fiscal year ending December 31, 2026. The Board recommends that the stockholders ratify this appointment.
In the event stockholders do not ratify this appointment, the Audit Committee will reconsider its selection, but still may determine that the appointment of Ernst & Young LLP is in the best interests of the Company and its stockholders. Even if the appointment of Ernst & Young LLP is ratified by stockholders, the Audit Committee, in its discretion, may appoint a different independent public accounting firm to act as the Company’s auditor at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Ernst & Young LLP are expected to be present at the 2026 annual meeting of stockholders and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
VOTE REQUIRED
Under our by-laws, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026 requires the affirmative vote of a majority of the votes cast. This means that the number of votes cast “FOR”
the proposal must exceed the number of votes cast “AGAINST” the proposal. Abstentions will not be treated as votes cast “FOR”
or “AGAINST” and therefore will have no impact on the ratification of Ernst & Young as the Company’s independent registered public accounting firm.
BOARD RECOMMENDATION
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2026.
AUDIT COMMITTEE POLICIES AND PROCEDURES
Consistent with SEC policies regarding auditor independence and the Audit Committee’s Charter, the Audit Committee has
responsibility for engaging and pre-approving all audit services to be provided to the Company by setting compensation for and reviewing the performance of the independent registered public accounting firm. The Audit Committee Charter requires the Audit
Committee to preapprove all audit services to be provided to the Company. In exercising this responsibility, the Audit Committee approves all audit, audit-related and tax services provided by any independent registered public accounting firm prior to each engagement. Such pre-approvals are provided by the Audit Committee and relate to a particular category and are subject to a specified budget. Our Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve additional services in-between Audit Committee meetings, with any such pre-approvals then communicated to the full Audit Committee during its next scheduled meeting.
All audit, audit-related, tax and other fees incurred in fiscal years 2025 and 2024 were approved by the Audit Committee or the
Chair of the Audit Committee pursuant to the policy described above.

2026 PROXY STATEMENT	71
AUDIT AND NON-AUDIT FEES
In connection with the audit of the 2025 financial statements, we entered into an agreement with Ernst & Young LLP, which sets forth the terms by which Ernst & Young LLP, the Company’s independent registered public accounting firm, will perform audit services for the Company. The following table sets forth the fees billed to the Company by Ernst & Young LLP in 2025 and 2024.
The audit fees are for services that are normally provided by Ernst & Young LLP in connection with statutory or regulatory filings or engagements:

	2025	2024

Audit fees(1)	$2,096,226	$2,016,354
Audit-related fees(2)	$7,200	$7,517
Tax fees	$—	$—
All other fees	$—	$—
(1)Audit fees include fees for professional services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements and reports on internal control over financial reporting, the review procedures on the consolidated financial statements included in our Forms 10-Q, as well other services related to SEC filings, including assistance with registration statements filed with the SEC, comfort letters and consents.
(2)Audit-related fees include fees for services that are reasonably related to the performance of the audit or review of the Company’s annual consolidated financial statements and reports on internal control over financial reporting and are not reported under “—Audit Fees.” Audit-related fees included $7,200 and $7,517 for a subscription to Ernst & Young LLP’s accounting standards and interpretive accounting guidance database for fiscal year 2025 and 2024, respectively.
AUDIT COMMITTEE REPORT
The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process.
The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements and internal control over financial reporting of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing and the SEC. In addition, the Audit Committee received the written disclosures and the letters from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, filed with the SEC.
Submitted by the Audit Committee
Christie B. Kelly (Chair)
Patricia M. Bedient
Thomas D. Eckert
Geoffrey M. Garrett
Terri D. McClements
Thomas A. Natelli

72	2026 PROXY STATEMENT
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table and accompanying footnotes set forth information regarding the beneficial ownership of the Company by
(i) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company,
(ii) each of our directors, (iii) each of our named executive officers listed in the table entitled “2025 Summary Compensation
Table” above and (iv) all of our directors and executive officers as a group. The percentage of beneficial ownership shown in the following table is based on 201,256,607 shares of common stock outstanding as of the close of business on February 27, 2026.
Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated, the address for all persons named below is c/o Park Hotels & Resorts Inc., 1775 Tysons Blvd, 7th Floor, Tysons, VA 22102.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of All Shares of Common Stock

Beneficial holders of 5% or more of our common stock
The Vanguard Group, Inc.(1)	27,709,130	13.8%
BlackRock, Inc.(2)	24,086,918	12.0%
Donald Smith & Co., Inc.(3)	14,617,921	7.3%
Bank of America Corp/DE(4)	13,475,980	6.7%
State Street Corporation(5)	12,399,044	6.2%
RM Trading of Florida LLC(6)	10,000,000	5.0%
Directors and Named Executive Officers
Thomas J. Baltimore, Jr.	2,005,992	1%
Patricia M. Bedient	139,414	*
Thomas D. Eckert(7)	195,978	*
Geoffrey M. Garrett	54,690	*
Christie B. Kelly	150,501	*
Terri D. McClements	33,800	*
Thomas A. Natelli(8)	247,933	*
Timothy J. Naughton	143,168	*
Stephen I. Sadove(9)	131,648	*
Sean M. Dell’Orto	622,940	*
Carl A. Mayfield	314,359	*
Thomas C. Morey	428,639	*
Nancy M. Vu	208,043	*
Directors and executive officers as a group (15 people)(10)	4,986,971	2.5%
*Represents less than 1%.
(1)Based solely on information provided in a Schedule 13G/A filed with the SEC on April 30, 2025 by The Vanguard Group, Inc. The Vanguard Group, Inc.
is the beneficial owner of 27,709,130 shares, of which it has sole voting power with respect to 0 shares, sole dispositive power with respect to 27,256,318

2026 PROXY STATEMENT	73
shares, shared voting power with respect to 209,653 and shared dispositive power over 452,812 shares. The address of The Vanguard Group as reported by it in the Schedule 13G/A is 100 Vanguard Blvd., Malvern, PA 19355.
(2)Based solely on information provided in a Schedule 13G/A filed with the SEC on April 28, 2025 by BlackRock, Inc. BlackRock, Inc. is the beneficial owner of 24,086,918 shares, of which it has sole voting power with respect to 22,867,176 shares and sole dispositive power with respect to 24,086,918 shares of common stock. Schedule 13G/A further indicates that the following subsidiaries of BlackRock acquired the shares reported on the Schedule 13G/
A: BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust
Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd.,
BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock
Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund
Managers Ltd. The address of BlackRock, Inc. as reported by it in the Schedule 13G/A is 50 Hudson Yards, New York, NY 10001.
(3)Based solely on information provided in a Schedule 13G/A filed with the SEC on February 11, 2026 by Donald Smith & Co., Inc. and affiliates. Donald
Smith & Co., Inc. is the beneficial owner of 14,617,921 shares, of which it has sole voting power with respect to 14,484,309 shares, sole dispositive power with respect to 14,484,309 shares, shared voting power with respect to 0 shares and shared disposition power over 0 shares. DSCO Value Fund, L.P. is the beneficial owner of 14,617,921 shares, of which it has sole voting power with respect to 133,612 shares, sole dispositive power with respect to 133,612 shares, shared voting power with respect to 0 shares and shared disposition power over 0 shares.  The address of Donald Smith & Co., Inc. as reported by it in the Schedule 13G is 152 West 57th Street, 29th Floor, New York, NY 10019.
(4)Based solely on information provided in a Schedule 13G filed with the SEC on August 13, 2025 by Bank of America Corp/DE. Bank of America Corp/DE
is the beneficial owner of 13,475,980 shares, of which it has sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 13,400,496 shares and shared dispositive power over 13,475,980 shares of common stock. Schedule 13G further indicates that the following subsidiaries of Bank of America Corp/DE acquired the shares reported on the Schedule 13G: BofA Securities, Inc., Bank of
America N.A., Merrill Lynch Pierce Fenner & Smith, Inc., and Merrill Lynch International. The address of Bank of America Corp/DE as reported by it in the Schedule 13G is 100 N Tryon Street, Charlotte, NC 28255.
(5)Based solely on information provided in a Schedule 13G/A filed with the SEC on January 30, 2024 by State Street Corporation. State Street Corporation. is
the beneficial owner of 12,399,044 shares, of which it has sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 9,483,753 shares and shared dispositive power over 12,376,944 shares of common stock. Schedule 13G/A further indicates that the following subsidiaries of State Street Corporation acquired the shares reported on the Schedule 13G/A: SSGA Funds Management, Inc., State
Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Global Advisors Trust Company, State Street Global Advisors,
Australia, Limited, State Street Global Advisors (Japan) Co., LTD, State Street Global Advisors Asia Limited, State Street Global Advisors, LTD. The
address of State Street Corporation as reported by it in the Schedule 13G is One Congress Street, Suite 1, Boston, MA 02114.
(6)Based solely on information provided in a Schedule 13G/A filed with the SEC on December 2, 2025 by RM Trading of Florida LLC (“RM Trading”) and
affiliates. RM Trading is the beneficial owner of 10,000,000 shares, of which it has sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 10,000,000 shares and shared disposition power over 10,000,000 shares.  Mark Steven Paley is the beneficial owner of 10,000,000 shares, who has sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 10,000,000 shares and shared disposition power over 10,000,000 shares.  Roger J. Beit is the beneficial owner of 10,450,000 shares, who has sole voting power with respect to 450,000 shares, sole dispositive power with respect to 450,000 shares, shared voting power with respect to
10,000,000 shares and shared disposition power over 10,000,000 shares. The address of RM Trading is 1 North Breakers Row, Apt 141, Palm Beach,
Florida 33480.
(7)Includes 12,000 shares owned indirectly through the Sopris I LLC and 11,000 shares owned indirectly through the Sopris III LLC. Mr. Eckert has investment authority over each of these limited liability companies.
(8)Includes 1,570 shares owned indirectly through The MJN 2011 Receiving Trust, 1,570 shares owned indirectly through The NTN 2011 Receiving Trust,
1,570 shares owned indirectly through The JCN 2011 Receiving Trust, 1,570 shares owned indirectly through The TAN 2011 Receiving Trust, 18,840 shares owned indirectly through a limited partnership (of which Mr. Natelli is a 50% owner and the president of the limited partnership’s general partner)
and 12,560 shares owned indirectly through two limited liability companies (with each entity owning 6,280 shares and each of which Mr. Natelli is a 50%
owner and managing member).
(9)Includes 20,000 shares owned indirectly through the Sadove Family Delaware Dynasty Trust (of which Mr. Sadove has a pecuniary interest) and 23,816 shares owned indirectly through the Steven I. Sadove Revocable Trust (of which Mr. Sadove is the trustee and a beneficiary).
(10)This amount includes shares held by two other executive officers of the Company.

74	2026 PROXY STATEMENT
RELATED PARTY TRANSACTIONS
& SECTION 16 REPORTS

RELATED PARTY TRANSACTIONS POLICY
We recognize that related-party transactions present a heightened risk of conflicts of interest and have adopted a written Related
Person Transaction Policy to which all related-party transactions shall be subject. Pursuant to the policy, a “related person” (as defined as in Item 404(a) of Regulation S-K of the Exchange Act, which includes security holders who beneficially own more than 5% of our common stock) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is anticipated to be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to our Board. No related person transaction will be executed without the approval of our Board or a duly authorized committee of our Board (currently the Governance Committee). If we become aware of an existing related person transaction that has not been approved under this policy, the transaction will be referred to our Board or a duly authorized committee of our Board
(currently the Governance Committee), which will evaluate all options available, including ratification, revision or termination of such transaction. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

2026 PROXY STATEMENT	75
QUESTIONS & ANSWERS
ABOUT THE ANNUAL MEETING

PROXY MATERIALS
Why am I receiving this Proxy Statement?
This Proxy Statement is furnished by the Board in connection with its solicitation of proxies for exercise at the 2026 annual meeting of stockholders that will take place on Friday, April 24, 2026 at 8:00 a.m., Eastern Time, at 1775 Tysons Blvd., Tysons,
Virginia 22102, and any and all adjournments or postponements thereof. You are receiving these materials because you were a stockholder at the close of business on February 27, 2026, the record date, and are entitled to vote at the annual meeting. This
Proxy Statement and our 2025 Annual Report, together with the form of Proxy Card or Voting Instruction Form (as applicable), are being distributed or made available, as the case may be, to stockholders beginning on or about March 12, 2026.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We have elected to provide access to our proxy materials over the Internet under the “notice and access” rules adopted by the
SEC. As a result, on or about March 12, 2026, we mailed to many of our stockholders a “Notice of Internet Availability of Proxy
Materials” (the “Notice”) instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail.
Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.
How can I access the proxy materials over the Internet?
Your Notice, Proxy Card or Voting Instruction Form (as applicable) will contain instructions on how to:
•view our proxy materials for the annual meeting on the Internet; and
•instruct us to send our future proxy materials to you electronically by e-mail.
Our proxy materials are also available under the Investors tab of our website at pkhotelsandresorts.com starting on or about
March 12, 2026.
Instead of receiving future copies of our Proxy Statement and Annual Reports by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide an electronic link to these documents. Choosing to receive your proxy materials by email will save us the cost of printing and mailing documents to you and reduce the environmental impact of our annual meeting. Your election to receive future proxy materials by email will remain in effect until you revoke it.
How may I obtain a paper copy of the proxy materials?
Stockholders who receive the Notice will find instructions about how to obtain a paper copy of the proxy materials on the Notice.
All stockholders of record who do not receive a Notice will receive a paper copy of the proxy materials by mail.
I share an address with another stockholder of the Company and we received only one paper copy of the proxy materials or
Notice. How may I obtain an additional copy?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, proxy materials to multiple stockholders of the Company who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate Proxy Cards.
Upon written request, we will promptly deliver, free of charge, a separate copy of the Notice and, if applicable, the proxy materials to any stockholder of the Company at a shared address to which we delivered a single copy of any of these documents.
To receive a separate copy of the Notice and, if applicable, the proxy materials, in the future stockholders of record may send a request to Park Hotels & Resorts Inc., 1775 Tysons Blvd, 7th Floor, Tysons, VA 22102, Attention: Investor Relations; e-mail us with your request at ir@pkhotelsandresorts.com; or call us with your request at (571) 302-5757.

76	2026 PROXY STATEMENT
Additionally, stockholders who share the same address and receive multiple copies of the Notice or proxy material can request a single copy by contacting us at the address, email address or telephone number above. If you hold your shares in a brokerage account or through a broker, bank, or other nominee, you may contact your brokerage firm, bank, broker-dealer or other nominee to request information about householding.
What does it mean if I receive more than one Notice, Proxy Card or Voting Instruction Form?
It generally means your shares are registered differently or are held in more than one account. Please provide voting instructions for all Notices, Proxy Cards and Voting Instruction Forms that you receive.
ANNUAL MEETING & VOTING INFORMATION
What proposals will be voted on at the annual meeting? How does the Board recommend that I vote? What is the voting requirement to approve each of the proposals? What effect will abstentions and broker non-votes have?

Proposal	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes

Proposal 1: Election of Directors	For, Against or Abstain on each Nominee	FOR each Nominee	Majority of the votes cast	No effect	No effect
Proposal 2: Approve, on an Advisory Vote, the Compensation of Named Executive Officers	For, Against or Abstain	FOR	Majority of the votes cast	No effect	No effect

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as Our Independent Auditor for Fiscal Year 2026	For, Against or Abstain	FOR	Majority of the votes cast	No effect	Brokers have discretion to vote
Will other matters be voted on at the annual meeting?
We are not currently aware of any other matters to be presented at the annual meeting other than those described in this Proxy
Statement. If any other matters not described in the Proxy Statement are properly presented at the annual meeting, any proxies received by us will be voted in the discretion of the proxy holders.
How many votes must be present to hold the annual meeting?
Holders of a majority of our issued and outstanding shares entitled to vote at the annual meeting as of the February 27, 2026, the record date, must be present at the annual meeting in order to hold the annual meeting and conduct business. This is called a
“quorum.” Your shares are counted as present at the annual meeting if you are present and vote in person at the annual meeting or by telephone or on the Internet or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the scheduled time of the meeting, the Chairman of the Board may adjourn the meeting to another place, date or time until a quorum is present. The place, date and time of the adjourned meeting will be announced when the adjournment is taken and no other notice will be given unless the adjournment is to a date more than 120 days after the original record date or if, after the adjournment, a new record date is fixed for the adjourned meeting.
On the record date, 201,256,607 shares of Park’s common stock were issued and outstanding and entitled to vote.
What shares can I vote?
Each share of Park common stock issued and outstanding as of the close of business on February 27, 2026, the record date for the annual meeting, is entitled to cast one vote per share on all items being voted on at the annual meeting. You may vote all shares of
Park common stock that you owned as of the record date, including shares held (i) directly in your name as the stockholder of record and (ii) for you as the beneficial owner through a broker, bank, trustee or other nominee.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares beneficially through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially through a broker, bank or other nominee.
•Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust
Company, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us, to submit proxies electronically, by mail or by telephone or to vote in person at the annual meeting.

2026 PROXY STATEMENT	77
•Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice or these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you request, complete and deliver a legal proxy from your broker, bank or nominee. If you requested printed proxy materials, your broker, bank or nominee has enclosed a Voting Instruction Form for you to use in directing the broker, bank or nominee regarding how to vote your shares.
May I attend the meeting?
All stockholders of record of shares of our common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each stockholder and proxy will be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted.
If you are the beneficial owner of our common stock then you should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership. We reserve the right to determine the validity of any purported proof of beneficial ownership. If you do not have proof of ownership, you may not be admitted to the annual meeting. Cameras, recording devices and other electronic devices will not be permitted, and attendees may be subject to security inspections and other security precautions.
How do I vote?
•Voting in Person at the Meeting. If you are a stockholder of record and attend the annual meeting, you may vote in person at the meeting. If your shares of Park common stock are held in street name and you wish to vote in person at the meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares of Park common stock of record.
•Voting by Proxy for Shares Registered Directly in Your Name. If you are a stockholder of record, you may instruct the proxy holders named in the enclosed Proxy Card how to vote your shares of Park common stock by using the toll-
free telephone number or the website listed on the Proxy Card or by signing, dating and mailing the Proxy Card in the postage-paid envelope provided.
➣Vote by Telephone. You may authorize a proxy to vote your shares by telephone by calling the toll-free number listed on the accompanying Proxy Card. Authorizing a proxy by telephone is available 24 hours per day until 11:59
p.m., Eastern Time, on April 23, 2026. When you call, please have your Proxy Card in hand, and you will receive a series of voice instructions that will allow you to authorize a proxy to vote your shares of common stock. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A
PROXY BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
➣Vote by Internet. You also have the option to authorize a proxy to vote your shares via the Internet. The website for authorizing a proxy is printed on your Proxy Card. Authorizing a proxy by Internet is available 24 hours per day until 11:59 p.m., Eastern Time, on April 23, 2026. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VIA THE
INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.
➣Vote by Mail. If you received printed proxy materials and would like to authorize a proxy to vote your shares by mail, mark, sign and date your Proxy Card and return in the postage-paid envelope provided. If you did not receive printed materials and would like to vote by mail, you must request printed copies of the proxy materials by following the instructions on the Notice.
•Voting by Proxy for Shares Registered in Street Name. If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee which you must follow in order to have your shares of common stock voted in accordance with your instructions. The broker, bank or other nominee for your shares is required to follow your voting instructions. Accordingly, you will need to follow the directions you receive from your broker, bank or other nominee. Under the current rules of the NYSE if you do not give instructions to your broker, bank or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of Ernst & Young LLP as our independent registered public accounting firm (Proposal 3) is considered to be a “discretionary” item under the
NYSE rules and your broker, bank or other nominee will be able to vote on that item even if it does not receive instructions from you. The election of directors (Proposal 1) and the vote on the compensation of our named executive officers (Proposal 2) are “non-discretionary” items. If you do not instruct your broker, bank or other

78	2026 PROXY STATEMENT
nominee how to vote with respect to these items, it may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” Broker non-votes are shares that are held in street name by a broker, bank or other nominee that returns a properly executed proxy but does not have discretionary authority to vote on a particular matter.
May I revoke or change my vote after I have voted?
If you are a stockholder of record, you may revoke or change your proxy at any time before it is voted at the annual meeting by
(i) submitting a revised proxy by Internet, telephone, or duly executed paper ballot after the date of the previously submitted proxy, (ii) attending the annual meeting and voting in person or (iii) delivering a signed notice of revocation of the Proxy Card to the Secretary of the Company at the following address: Park Hotels & Resorts Inc., 1775 Tysons Blvd, 7th Floor, Tysons, VA
22102, Attention: Corporate Secretary.
If you are a beneficial owner of shares, you may revoke or change your voting instructions by contacting your broker, bank or other nominee and following their instructions.
Where can I find the voting results of the annual meeting?
We will announce preliminary voting results at the annual meeting. We will publish the final voting results in a Current Report on
Form 8-K within four business days following the annual meeting.
Whom should I call if I have questions or need assistance voting my shares?
Please call 571-302-5757 or email ir@pkhotelsandresorts.com if you have any questions in connection with voting your shares.
Who will bear the cost of soliciting votes for the annual meeting?
Park is making this solicitation and will bear the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our officers and employees may solicit proxies in person, by mail, by telephone or by electronic communication, but they will not receive any additional compensation for these activities. We will, upon request, reimburse brokerage firms and other custodians, fiduciaries, and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares of Park common stock. We have engaged the services of MacKenzie
Partners, Inc., with respect to proxy soliciting matters at an expected cost of approximately $11,500, not including incidental expenses or fees related to off-season stockholder engagement services.

2026 PROXY STATEMENT	79
OTHER
MATTERS

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING
If any stockholder wishes to propose a matter for consideration at our 2027 annual meeting of stockholders, the proposal should be mailed by certified mail return receipt requested, to our Office of Corporate Secretary, Park Hotels & Resorts Inc., 1775
Tysons Blvd., 7th Floor, Tysons, VA 22102.
As a general rule, stockholders wishing to submit a proposal for the 2027 annual meeting of stockholders and have the proposal included in the proxy statement pursuant to Rule 14a-8(e) under the Exchange Act must submit the proposal not less than 120 days prior to the one-year anniversary of the release date of the proxy statement in connection with the 2026 annual meeting of stockholders, or November 12, 2026. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In addition, our by-laws permit stockholders to nominate directors and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the annual meeting of stockholders to be held in 2027, you must submit a timely notice in accordance with the procedures described in our by-laws. As a general rule, to be timely, a stockholder’s notice must be delivered to the Secretary of the Company at the principal executive offices of our Company not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or no earlier than December 25, 2026 or later than January 24, 2027 for consideration at the 2027 annual meeting of stockholders. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our by-laws. The proxy solicited by the Board for the 2027 annual meeting of stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the
Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
In order for an eligible stockholder or group of stockholders to nominate a director nominee for election at our 2027 annual meeting pursuant to the proxy access provision of our by-laws, notice of such nomination and other required information must be received by our Company between October 13, 2026 and November 12, 2026. Our by-laws state that such notice and other required information must be received by the Company not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting (with adjustments if the date for the upcoming annual meeting of stockholders is advanced or delayed by more than 30 days from the anniversary date of the prior year’s annual meeting).
The mailing address of our principal executive offices is 1775 Tysons Blvd., 7th Floor, Tysons, VA 22101.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, or if you wish to request delivery of a copy of this Proxy Statement and the Annual Report, please contact (i) our Investor Relations
Department by calling 571-302-5757 or emailing ir@pkhotelsandresorts.com, or writing to the Office of the Corporate Secretary,
Park Hotels & Resorts Inc., 1775 Tysons Blvd., 7th Floor, Tysons, VA 22102 if you are a record holder or (ii) your broker, bank or other nominee if you own your shares of Park common stock in street name.

80	2026 PROXY STATEMENT
AVAILABILITY OF ADDITIONAL MATERIALS
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms
10-K, 10-Q and 8-K. To access these filings, go to our website (www.pkhotelsandresorts.com) and click on “Financial
Information—SEC Filings” under the “Investors” heading. Copies of our Annual Report on Form 10-K for the year ended
December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:
Office of the Corporate Secretary
Park Hotels & Resorts Inc.
1775 Tysons Blvd, 7th Floor
Tysons, VA 22102
OTHER BUSINESS
The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
*            *              *
By Order of the Board of Directors,

Nancy M. Vu
Executive Vice President, General Counsel and Secretary

2026 PROXY STATEMENT	i

FINANCIAL REPORTING TERMS ANNEX
Definitions
Comparable
For purposes of this Proxy Statement, Comparable Net Debt, Comparable RevPAR, Comparable Hotel Adjusted EBITDA and
Comparable Hotel Adjusted EBITDA Margin mean RevPAR, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin (as
defined below) on a comparable basis. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s comparable metrics include results from the Company’s consolidated hotels and exclude results from property dispositions that have occurred prior to December 31, 2025. Additionally,
Comparable metrics exclude results from the 1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San
Francisco – a Hilton Hotel (collectively, the “Hilton San Francisco Hotels”), which were placed into receivership at the end of
October 2023 and sold in November 2025.
Core Portfolio & Non-Core Hotels
The Company’s Core portfolio includes 20 of Park’s consolidated hotels and one of Park’s unconsolidated hotels and consists primarily of hotels and resorts that cater to group and leisure demand. As of December 31, 2025, Park’s Non-Core hotels included
15 consolidated hotels and one unconsolidated hotel. As of March 12, 2026, Park had 12 consolidated hotels and one unconsolidated hotel remaining in its Non-Core hotels. Metrics presented for Park’s Core and Non-Core hotels are based on its consolidated hotels only.
Revenue per Available Room / RevPAR
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period.
Total Revenue per Available Room / Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”) reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.
Adjusted EBITDA is calculated as EBITDA, further adjusted to exclude the following items that are not reflective of the
Company’s ongoing operating performance or incurred in the normal course of business, and thus, excluded in management’s analysis in making day-to-day operating decisions and evaluations of the Company’s operating performance against other companies within its industry: (i) gains or losses on sales of assets for both consolidated and unconsolidated investments; (ii) costs associated with hotel acquisitions or dispositions expensed during the period; (iii) severance expense; (iv) share-based compensation expense; (v) impairment losses and casualty gains or losses; and (vi) other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses for our consolidated hotels, which excludes hotels owned by unconsolidated affiliates.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under
United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted
EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to us to reinvest in the growth of our business or as measures of cash that will be available to us to meet our obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel
Adjusted EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.

ii	2026 PROXY STATEMENT
Net Debt to Adjusted EBITDA
Net Debt to Adjusted EBITDA is a non-GAAP financial measure that is calculated as Net Debt divided by Adjusted EBITDA.
Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership.
Nareit FFO attributable to stockholders and Adjusted FFO attributable to stockholders
Nareit FFO attributable to stockholders is presented as a non-GAAP measures of performance. Funds from (used in) operations
(“FFO”) attributable to stockholders is calculated for a given operating period in accordance with standards established by the
National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the pro rata share of the FFO of those entities on the same basis. As noted
by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the
FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding operating performance and can facilitate comparisons of operating performance between periods and between REITs. The presentation in this Proxy Statement may not be comparable to FFO reported by other
REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently.
Adjusted FFO attributable to stockholders is presented to evaluate performance because the Company believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. The Company historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. The Company believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit
FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted
FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Return on Investments
Return on investment (“ROI”) is a performance measure used to evaluate the efficiency or profitability of an investment or compare the efficiency of a number of different investments. ROI is intended to directly measure the amount of return on a particular investment, relative to the investment’s cost.

2026 PROXY STATEMENT	iii
Reconciliations

Comparable and Core Hotel Adjusted EBITDA (unaudited, in millions)
	December 31, 2025	December 31, 2024

Net (loss) income	$(277)	$226
Depreciation and amortization expense	336	257
Interest income	(10)	(21)
Interest expense	209	214
Interest expense associated with hotels in receivership	58	60
Income tax expense (benefit)	7	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	7	10
EBITDA	330	685
Gain on sales of assets, net	(18)	(27)
Gain on derecognition of assets	(58)	(60)
Share-based compensation expense	19	19
Casualty and impairment loss, net	319	14
Other items	17	21
Adjusted EBITDA	609	652
Less: Adjusted EBITDA from investments in affiliates	(19)	(23)
Add: All other(1)	54	54
Hotel Adjusted EBITDA	644	683
Less: Adjusted EBITDA from hotels disposed of	—	(3)
Comparable Hotel Adjusted EBITDA	644	680
Less: Adjusted EBITDA from Non-Core hotels	(58)	(77)
Core Hotel Adjusted EBITDA	$586	$603
(1)Includes other revenues and other expenses, non-income taxes on taxable REIT subsidiary leases included in other property-level expenses and corporate general and administrative expenses in the Company’s consolidated statements of operations.

iv	2026 PROXY STATEMENT

Comparable and Core Hotel Adjusted EBITDA and Margin (unaudited, in millions)
	December 31, 2025	December 31, 2024

Total Revenues	$2,541	$2,599
Less: Other revenues	(92)	(86)
Less: Revenues from hotels disposed of	(16)	(58)
Comparable Hotel Revenues	$2,433	$2,455
Less: Hotel Revenues from Non-Core hotels	$(427)	$(446)
Core Hotel Revenues	$2,006	$2,009
Comparable Hotel Adjusted EBITDA	$644	$680
Comparable Hotel Adjusted EBITDA margin	26.5%	27.8%
Core Hotel Adjusted EBITDA	$586	$603
Core Hotel Adjusted EBITDA margin	29.2%	30.1%

Net Debt (unaudited, in millions)
	December 31, 2025	December 31, 2024

Debt(1)	$3,838	$3,841
Add: unamortized deferred financing costs and discount	18	24
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,856	3,865
Add: Park’s share of unconsolidated affiliates debt, excluding unamortized deferred financing costs(2)	129	157
Less: cash and cash equivalents	(232)	(402)
Less: restricted cash	(32)	(38)
Net debt	$3,721	$3,582
(1)Debt as of December 31, 2025 and 2024 excludes the $725 million non-recourse CMBS loan (the “SF Mortgage Loan”), which was secured by Park’s two
Hilton San Francisco properties which was sold in November 2025.
(2)As of December 31, 2025, excludes approximately $28 million of Park’s share of debt that was repaid in connection with the sale of the Capital Hilton in
November 2025.

2026 PROXY STATEMENT	v

Nareit FFO and Adjusted FFO (unaudited, in millions)
	December 31, 2025	December 31, 2024

Net (loss) income attributable to stockholders	(283)	212
Depreciation expense	336	257
Depreciation expense attributable to noncontrolling interests	(3)	(4)
Gain on sale of asset, net(1)	(18)	(27)
Gain on sale of asset, net, attributable to noncontrolling interests	—	5
Gain on derecognition of assets(2)	(58)	(60)
Impairment loss	318	12
Equity investment adjustments:
Equity in earnings from investments in affiliates(3)	(4)	(12)
Pro rata FFO of investments in affiliates	7	16
Nareit FFO attributable to stockholders	295	399
Share-based compensation expense	19	19
Interest associated with hotels in receivership(2)	58	60
Release of deferred tax valuation allowance	—	(54)
Other items	$22	$6
Adjusted FFO attributable to stockholders	$394	$430
Nareit FFO per share - Diluted(4)	$1.47	$1.91
Adjusted Nareit FFO per share - Diluted(4)	$1.97	$2.06
Weighted average shares outstanding - Diluted	200	209
(1)For the year ended December 31, 2025, includes a $16 million gain on the sale of our 25% joint venture interest in the Capital Hilton included in other gain
(loss), net. For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates.
(2)For the years ended December 31, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on our consolidated balance sheets.  We were released from this obligation when the SF Mortgage Loan was assumed by the buyer of the Hilton San Francisco Hotels, which were sold by the court-appointed receiver on
November 21, 2025.
(3)For the year ended December 31, 2024, the gain of $19 million on the sale of the Hilton La Jolla Torrey Pines is presented within gain on sale of investments in affiliates above.
(4)Per share amounts are calculated based on unrounded numbers.
*        *        *
For use of terms, see sections entitled “Park Business Highlights” and “Compensation Discussion and Analysis —Compensation
Framework –Short-Term Incentive –2025 Company Performance Objectives.”

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 23, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84789-P45923

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARK HOTELS & RESORTS INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3 (each as further described in our Proxy Statement):

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1A Thomas J. Baltimore, Jr.	☐	☐	☐
1B Patricia M. Bedient	☐	☐	☐
1C Thomas D. Eckert	☐	☐	☐
1D Geoffrey M. Garrett	☐	☐	☐
1E Christie B. Kelly	☐	☐	☐
1F Terri D. McClements	☐	☐	☐
1G Thomas A. Natelli	☐	☐	☐
1H Timothy J. Naughton	☐	☐	☐
1I Stephen I. Sadove	☐	☐	☐

	For	**Against**	**Abstain**
2. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V84790-P45923

PARK HOTELS & RESORTS INC.
Annual Meeting of Stockholders
April 24, 2026 8:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas J. Baltimore, Jr. and Sean M. Dell'Orto, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, and in their discretion upon any other business that may properly come before the meeting (and any adjournment or postponement thereof), all of the shares of common stock of PARK HOTELS & RESORTS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM ET on April 24, 2026, at 1775 Tysons Blvd., Tysons, VA 22102, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations with respect to Proposals 1 through 3, and in the discretion of the proxies with respect to any other business that may properly come before the meeting (and any adjournment or postponement thereof).

Continued and to be signed on reverse side